    As filed with the Securities and Exchange Commission on March 30, 2006

                                                Securities Act File No. 2-10685
                                        Investment Company Act File No. 811-214
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                      Pre-Effective Amendment No.     [_]

                   Post-Effective Amendment No. 109     [X]

                                    and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                             Amendment No.     [X]
                       (Check Appropriate Box or Boxes)

                               -----------------

                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                              National Life Drive
                           Montpelier, Vermont 05604
              (Address of Principal Executive Offices) (Zip Code)

                                (802) 229-7410
             (Registrant's Telephone Number, including Area Code)

                               -----------------

  Kerry A. Jung, Esq.                                Copy to:
  c/o Sentinel Advisors Company                      John A. MacKinnon, Esq.
  National Life Drive                                Sidley Austin LLP
  Montpelier, Vermont 05604                          787 Seventh Avenue
  (Name and Address of Agent for Service)            New York, New York 10019

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[X]immediately upon filing pursuant to paragraph (b)

[_]on ______ pursuant to paragraph (b)

[_]60 days after filing pursuant to paragraph (a)(1)

[_]on (date) pursuant to paragraph (a)(1)

[_]75 days after filing pursuant to paragraph (a)(2)

[_]on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -----------------

Title of Securities Being Registered: Common Stock, par value $.01 per share.

================================================================================

[LOGO] Sentinel Funds
       Independent thinking
       since 1934

Sentinel Funds


P R O S P E C T U S

Prospectus dated March 30, 2006


Sentinel Balanced Fund


Sentinel Capital Growth Fund


Sentinel Capital Markets Income Fund

Sentinel Capital Opportunity Fund

Sentinel Common Stock Fund

Sentinel Government Securities Fund


Sentinel Growth Leaders Fund


Sentinel High Yield Bond Fund

Sentinel International Equity Fund

Sentinel Mid Cap Growth Fund


Sentinel Short Maturity Government Fund


Sentinel Small Company Fund


Sentinel U.S. Treasury Money Market Fund

This prospectus contains information you should know before investing, including information about risks.

Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Sentinel Funds . National Life Drive . Montpelier, VT 05604


Prospectus 3/26/06


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2  For information and assistance call your Financial Advisor or
Investor Services at 1-800-282-FUND (3863)
Prospectus

Table of Contents


What Are Each Fund's Investment Objectives And Principal Investment Strategies?  4
What Are Each Fund's Principal Investment Risks?............................... 19
How Has Each Fund Performed?................................................... 24
What Are Each Fund's Fees And Expenses?........................................ 29
More Information About Share Classes........................................... 33
How Can I Buy, Sell, Exchange And Transfer Fund Shares?........................ 42
How Are The Funds Priced?...................................................... 47
Dividends, Capital Gains and Taxes............................................. 48
Who Manages the Funds?......................................................... 49
Financial Highlights........................................................... 54


The Privacy Policy of the Sentinel Funds, Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company ("Sentinel") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

                                   Visit us online at www.sentinelfunds.com  3
                                                                    Prospectus

What Are Each Fund's Investment Objectives And Principal Investment Strategies?


Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel or a Fund's subadvisor, if any, believes it is necessary under adverse conditions to take a temporary defensive position, each Fund other than the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds may depart significantly or completely from its principal investment strategies. All of the Funds are "diversified" funds as defined in the Investment Company Act of 1940, as amended, except the Growth Leaders Fund.

   You can find additional information about the securities and investment techniques used by the Funds, including a description of each Fund's other fundamental investment policies, in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. All other investment strategies and policies described in the Prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.


The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.


The Balanced Fund primarily invests in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

   Sentinel's philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

   The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest category of Moody's (Aaa to Baa) and Standard and Poor's (A to BBB). It may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 20% of the Fund's total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

   The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed


4 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

   The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S.
Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Balanced Fund is principally subject to the following types of risks: stock market and selection, sector, stocks of smaller companies, general foreign securities, general fixed-income securities, government securities, dollar rolls, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


                                   Visit us online at www.sentinelfunds.com  5
                                                                    Prospectus

The Capital Growth Fund seeks long-term growth of capital and, secondarily, current income.

The Capital Growth Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

   Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended "top-down" and "bottom-up" approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund's current income objective, Sentinel also analyzes a company's dividend-paying characteristics when selecting investments. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

   Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Capital Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.


6 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

The Capital Markets Income Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

The Capital Markets Income Fund normally divides its assets among four broad asset classes. The Fund's sub-advisor, Evergreen Investment Management Company, LLC ("Evergreen"), has broad discretion in allocating assets among the four classes. The four classes are:

1. Domestic Investment-grade Bonds. This category includes U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described above for the Balanced Fund. The Fund invests at least 20% of its total assets in this category of securities at all times.

2. Domestic and Foreign Lower-rated Debt Securities. The Fund may invest in bonds rated below investment grade - that is, rated below BBB by Standard and Poor's or below Baa by Moody's, or which are unrated but considered to be of comparable credit quality by Evergreen. These bonds are sometimes called "junk bonds". It may purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and unrated securities considered to be of comparable credit quality by Evergreen. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Evergreen believes the quality of the bonds is higher than indicated by the rating. The Fund limits its investments in this asset class to no more than 35% of its total assets.

3. Equity and Equity-related Securities. This category includes common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund limits its investments in this asset class to no more than 35% of its total assets.

4. International Investment-grade Government Debt Securities. These can be denominated in U.S. dollars or foreign currencies. Changes in foreign exchange rates will therefore translate directly into changes in value of the securities in this portion of the Fund, so that if the U.S. dollar appreciates versus a given foreign currency, the value in U.S. dollars of the Fund's holdings denominated in that foreign currency will fall. In addition, the Fund incurs additional expense in conversions of U.S. dollars to foreign currency (and vice versa), which may reduce the amount the Fund will earn on its investments. Exposure to foreign currencies is limited in the following ways:

   (i) Up to 35% of the total assets of the entire Fund may be invested in assets denominated in each of the Euro, the Pound Sterling and the Yen,
   (ii) Up to 10% of the total assets of the entire Fund may be invested in assets denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar and (iii) The Fund limits its holdings that are denominated in any one other foreign currency to no more than 5% of the assets of the Fund. The Fund limits its investments in the international investment-grade government debt securities asset class to no more than 35% of its total assets.

   The Fund may use derivatives to hedge its exposure to foreign currencies, but need not do so, and frequently will have unhedged exposure to foreign currencies. The Fund may write (i.e., sell) call options without limitation to earn additional income in the form of option premiums. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at a specified exercise price on or before the expiration date of the option. By writing a call option, the Fund limits its ability to sell the underlying securities while the option remains outstanding, and gives up the opportunity during the term of the option to profit from any increase in the value of the underlying securities beyond the exercise price. The Fund will write only covered options (i.e., options where it holds the securities during the term of the option).

   Although the Fund may invest in any economic sector, at times it may


                                   Visit us online at www.sentinelfunds.com  7
                                                                    Prospectus
emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Evergreen believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Capital Markets Income Fund is principally subject to the following types of risks: stock market and selection, convertible securities, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

The Capital Opportunity Fund seeks long-term capital appreciation.

The Capital Opportunity Fund invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Large-capitalization companies are companies with a capitalization of $5 billion or more. Income is not an important factor in selecting investments.

   Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended "top-down" and "bottom-up" approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund's current income objective, Sentinel also analyzes a company's dividend-paying characteristics when selecting investments. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth, potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

   The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. It may also invest up to 20% of its total assets invested in other foreign securities.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and


8 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Capital Opportunity Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

The Common Stock Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

   Sentinel's philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Common Stock Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.


                                   Visit us online at www.sentinelfunds.com  9
                                                                    Prospectus

The Government Securities Fund seeks high current income while seeking to control risk.

The Government Securities Fund normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

   The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions both as described above for the Balanced Fund.


   The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

   In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.


   The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.


   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.


The Government Securities Fund is principally subject to the following types of risks: general fixed-income securities, government securities, dollar rolls, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.


10 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

The Growth Leaders Fund seeks long-term capital appreciation.

The Growth Leaders Fund normally invests primarily in common stocks of 20 to 30 companies that Sentinel believes have above-average growth potential.

   Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended "top-down" and "bottom-up" approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

   Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Growth Leaders Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, non-diversified, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.


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                                                                    Prospectus

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The High Yield Bond Fund seeks high current income and total return.

The High Yield Bond Fund normally invests at least 80% of its total assets in lower-rated bonds. These bonds are sometimes called "junk bonds." This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in lower-rated corporate bonds. These bonds, because of the greater possibility that the issuers will default, or that the issuers have defaulted, are not investment grade--that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered to be of comparable credit quality. The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. The Fund may not invest more than 20% of its total assets in securities rated CCC or lower by Standard & Poor's or the equivalent. The Fund may invest in debt securities of any maturity. No more than 25% of the Fund's assets may be invested in a single industry and no more than 5% of its assets in a single issuer.

   The Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

   The Fund may invest up to 15% of its net assets in illiquid securities.

   The Fund may invest up to 25% of net assets in the securities of foreign, although only where they are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars.


   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.


   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The High Yield Bond Fund is principally subject to the following types of risks: general fixed-income securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


12 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

The International Equity Fund seeks growth of capital.

The International Equity Fund normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

   Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

   The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

   Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

   The majority of the Fund's trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets


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                                                                    Prospectus
from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The International Equity Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, emerging markets, foreign banks and securities depositories, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

The Mid Cap Growth Fund seeks growth of capital.

The Mid Cap Growth Fund will invest at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of March 1, 2006, companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $278 million and $25.3 billion. The Fund focuses its investments on common stocks of mid-sized growing companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund normally seeks to invest in companies that, on average, have earnings growth rates which are higher than its benchmarks, have price/earnings ratios lower than its benchmarks, and have returns on equity above those of the benchmarks. Income is not a factor in selecting investments.

   Sentinel emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds


14 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Mid Cap Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of small companies, general foreign securities, derivatives, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value.

The Short Maturity Government Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The dollar-weighted average maturity of the Fund's portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit ("CD") with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives. Money market instruments and CDs can also have different risks and expenses than those of the Fund.

   The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

   The Fund invests substantially in mortgage-backed securities and engage in dollar roll transactions as described for the Balanced Fund. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms.

   In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

   The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more


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                                                                    Prospectus
than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Short Maturity Government Fund is principally subject to the following types of risks: general fixed-income securities, dollar rolls, government securities, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.


The Small Company Fund seeks growth of capital.


The Small Company Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are considered to be companies which have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes have superior business models, attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The weighted median market capitalization of the Fund's holdings as of March 1, 2006, was $1.6 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

   The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.


   The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.


   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.


16 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

   The Small Company Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal value.


The U.S. Treasury Money Market Fund must invest under normal conditions at least 80% of its net assets in U.S. Treasury securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. It invests primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may invest up to 20% in non-U.S Treasury securities, including discount notes issued by the Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.


   The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.


   In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but will be includable in gross income tax for federal income tax purposes. For more information on state and local tax exemption, consult a tax advisor.


   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.


   The U.S. Treasury Money Market Fund is principally subject to the following types of risks: general fixed-income securities, government securities, derivatives, not guaranteed, repurchase agreements and securities lending risks.


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                                                                    Prospectus

Disclosure of Portfolio Securities

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information. Each Fund's month-end top ten holdings are posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.


18 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

What Are Each Fund's Principal Investment Risks?


We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.


Principal Equity Securities Risks


The Balanced, Capital Growth, Capital Markets Income, Capital Opportunity, Common Stock, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds are principally subject to equity securities risk.

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel or Evergreen select will underperform that stock market or other funds with similar investment objectives and investment strategies.

Convertible Securities Risk. A substantial amount of the assets in the equity portion of the Capital Markets Income Fund may be invested in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Until the convertible security is redeemed, converted, or exchanged, the holder of the convertible security is entitled to receive interest normally paid on debt or dividends paid on preferred stock. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the investment value of the convertible security.

Investment Style Risk. The Capital Growth, Capital Opportunity, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds focus on "growth stocks." The Common Stock Fund and the equity portion of the Balanced Fund focus on both "growth" and "value" stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Fund's Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company Fund and, to a lesser extent, the Balanced, Capital Opportunity and Mid Cap Growth Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.


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                                                                    Prospectus

Principal Foreign Securities Risks


The International Equity and Capital Markets Income Funds and, to a lesser extent, the Balanced, Capital Growth, Capital Opportunity, Common Stock, Growth Leaders, High Yield Bond, Mid Cap Growth and Small Company Funds are subject to foreign securities risks.

General Foreign Securities Risk.

Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the International Equity Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.


Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Capital Markets Income and International Equity Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.


20 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Principal Fixed-Income Securities Risks


The Balanced, Capital Markets Income, Government Securities, High Yield Bond, Short Maturity Government and U.S. Treasury Money Market Funds are principally subject to fixed-income securities risks.


General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.


Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel or Evergreen will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel or Evergreen will consider, among other things, the market price, credit risk, and general market conditions.

Dollar Rolls Risk. The use of dollar rolls by the Balanced, Capital Markets Income, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the mortgage-backed government securities in which the Balanced, Capital Markets Income, Government Securities and Short Maturity Government Funds invest or the discount notes in which the U.S. Treasury Money Market Fund invests. In addition, certain of these securities including those guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Loan Risk. The Capital Markets Income Fund may not be readily able to resell some of the corporate loans in which it invests and such loans may be subject to restrictions on resale. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. There can be no assurance that Sentinel will recognize factors that might ultimately impair the value of a corporate loan in time to protect the Fund from loss.


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                                                                    Prospectus

Lower-quality bonds are subject to higher risk than highly rated bonds.


Lower-Quality Bonds Risk. The lower-quality bonds in which the Capital Markets Income and High Yield Bond Funds and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's or Evergreen's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced, Capital Markets Income, Government Securities, High Yield Bond and Short Maturity Government Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue, in order to qualify as RICs, and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Other Principal Investment Risks


Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.


Non-diversified Risk. The Growth Leaders Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks. As a result, the Fund may be more affected by the performance of a particular stock than a fund investing in a broader range of securities.

Not Guaranteed Risk. None of the Funds, including the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds, is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the value of each Fund's shares is expected to fluctuate.

Portfolio Turnover Risk. In the most recent fiscal year, the Funds shown below had the following rates of portfolio turnover:



Balanced............................................... 187%
Capital Markets Income................................. 174%
Government Securities.................................. 505%
Growth Leaders......................................... 200%
Mid Cap Growth......................................... 160%
Short Maturity Government.............................. 113%



For these Funds, an active trading approach increases the Funds' costs and may reduce the Funds' performance. It may also increase the amount of capital gains tax that you have to pay on the Funds' returns. The Capital Opportunity Fund's 2005 turnover rate of 30% is based in part on its predecessor, the Growth Index Fund. Because, unlike the


22 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Growth Index Fund, the Capital Opportunity Fund is actively managed and because it recently changed portfolio managers, it is expected that its turnover rate following such change will be significantly higher. The Growth Leaders Fund's turnover rate is as of June 30, 2005 and is based on its predecessor, the Bramwell Focus Fund. Each of the High Yield Bond Fund's and International Equity Fund's 2006 turnover rate is expected to be higher than its 2005 rate of 73% and 23%, respectively, due to a change in portfolio managers on September 1, 2005 and December 15, 2005, respectively.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, each Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel or Evergreen may determine that certain Rule 144A securities in which the Balanced, Capital Markets Income, and High Yield Bond Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund's net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Periodically the Funds may be less than fully invested.

Temporary Defensive Position Risk. If a Fund, other than the Government Securities Fund, Short Maturity Government Fund or U.S. Treasury Money Market Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

   The Funds are appropriate for investors who are comfortable with the risks described here. The U.S. Treasury Money Market Fund is appropriate for investors who need cash immediately. Except for the U.S. Treasury Money Market Fund, the Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.


                                  Visit us online at www.sentinelfunds.com  23
                                                                    Prospectus

How Has Each Fund Performed?

The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten-year period, or for a shorter period for those Funds that have been in existence for less than ten years.


   The performance of the Capital Opportunity Fund prior to September 26, 2005 is based on the performance of its predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index. The performance of the Capital Growth and Growth Leaders Funds prior to March 1, 2006 is based on the performance of their predecessors, the Bramwell Growth Fund and Bramwell Focus Fund, respectively, which had different expenses but substantially similar investment risks.


   Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel Balanced

[CHART]


Inception: 1938                                         Total Return (%)
---------------                                         ----------------
96.....................................................       12.1
97.....................................................       20.6
98.....................................................       11.9
99.....................................................        0.5
00.....................................................        8.6
01.....................................................       -2.9
02.....................................................       -9.7
03.....................................................       22.1
04.....................................................        7.7
05.....................................................        5.4



During the period(s) shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was -9.44% (quarter ended September, 2002).

Sentinel Capital Growth

[CHART]



Inception: August 1, 1994/1/                            Total Return (%)
----------------------------                            ----------------
96.....................................................       12.8
97.....................................................       33.7
98.....................................................       34.5
99.....................................................       25.7
00.....................................................       -2.4
01.....................................................      -16.2
02.....................................................      -20.2
03.....................................................       20.4
04.....................................................        4.4
05.....................................................        5.0



During the period(s) shown in the above bar chart, the highest return for a quarter for the Growth Leaders Fund was 22.70% (quarter ended December 1998) and the lowest return for a quarter was -16.26% (quarter ended September, 2001).

Sentinel Government Securities

[CHART]



Inception: 1986                                         Total Return (%)
---------------                                         ----------------
96.....................................................        0.8
97.....................................................        9.3
98.....................................................        9.1
99.....................................................       -3.5
00.....................................................       12.6
01.....................................................        6.9
02.....................................................       10.6
03.....................................................        2.9
04.....................................................        4.7
05.....................................................        2.3



During the period(s) shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 4.84% quarter ended June, 1998) and the lowest return for a quarter was -1.96% (quarter ended March, 1999).

Sentinel Growth Leaders

[CHART]



Inception: October 31, 1999/1/                          Total Return (%)
------------------------------                          ----------------
00.....................................................        4.4
01.....................................................      -18.3
02.....................................................      -17.4
03.....................................................       20.6
04.....................................................        7.0
05.....................................................        2.5



During the period(s) shown in the above bar chart, the highest return for a quarter for the Growth Leaders Fund was 14.20% (quarter ended December, 2001) and the lowest return for a quarter was -18.10% (quarter ended September, 2001).


24 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Sentinel Capital Markets Income

[CHART]



Inception: 2003                                         Total Return (%)
---------------                                         ----------------
04.....................................................       7.9
05.....................................................       1.0



During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Markets Income Fund was 9.12% (quarter ended June,
2003) and the lowest return for a quarter was -1.14% (quarter ended June, 2004).

Sentinel Capital Opportunity

[CHART]



Inception: 1999                                         Total Return (%)
---------------                                         ----------------
00.....................................................      -22.6
01.....................................................      -13.5
02.....................................................      -24.1
03.....................................................       24.1
04.....................................................        5.1
05.....................................................        3.1



During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Opportunity Fund was 19.53% (quarter ended December,
1999) and the lowest return for a quarter was -17.57% (quarter ended March,
2001).

Sentinel Common Stock

[CHART]



Inception: 1934                                         Total Return (%)
---------------                                         ----------------
96.....................................................       20.8
97.....................................................       27.9
98.....................................................       14.0
99.....................................................        3.1
00.....................................................       10.5
01.....................................................      -10.0
02.....................................................      -17.0
03.....................................................       29.4
04.....................................................        9.5
05.....................................................        7.3



During the period(s) shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was -16.21% (quarter ended September, 2002).

Sentinel High Yield Bond

[CHART]



Inception: 1997                                         Total Return (%)
---------------                                         ----------------
98.....................................................        1.1
99.....................................................        4.9
00.....................................................       -7.5
01.....................................................        6.8
02.....................................................        7.3
03.....................................................       20.4
04.....................................................        7.9
05.....................................................        1.1



During the period(s) shown in the above bar chart, the highest return for a quarter for the High Yield Bond Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was -6.59% (quarter ended September, 1998).

Sentinel International Equity

[CHART]



Inception: 1993                                         Total Return (%)
---------------                                         ----------------
96.....................................................       11.9
97.....................................................       14.2
98.....................................................       10.3
99.....................................................       27.3
00.....................................................       -9.3
01.....................................................      -16.2
02.....................................................      -11.8
03.....................................................       32.1
04.....................................................       20.3
05.....................................................       10.4



During the period(s) shown in the above bar chart, the highest return for a quarter for the International Equity Fund was 16.95% (quarter ended December,
1999) and the lowest return for a quarter was -20.80% (quarter ended September,
2002).

Sentinel Mid Cap Growth

[CHART]



Inception: 1969                                         Total Return (%)
---------------                                         ----------------
96.....................................................       18.2
97.....................................................       32.1
98.....................................................       15.7
99.....................................................       38.3
00.....................................................        0.1
01.....................................................      -24.7
02.....................................................      -24.7
03.....................................................       41.8
04.....................................................       12.0
05.....................................................        3.4



During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December, 2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).


                                  Visit us online at www.sentinelfunds.com  25
                                                                    Prospectus

Sentinel Short Maturity Government

[CHART]



Inception: 1995                                         Total Return (%)
---------------                                         ----------------
96.....................................................       4.6
97.....................................................       6.8
98.....................................................       6.3
99.....................................................       3.0
00.....................................................       7.7
01.....................................................       6.5
02.....................................................       6.7
03.....................................................       1.5
04.....................................................       2.3
05.....................................................       1.2



During the period(s) shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was -0.47% (quarter ended March, 2005).


Sentinel Small Company


[CHART]



Inception: 1993                                         Total Return (%)
---------------                                         ----------------
96.....................................................       21.3
97.....................................................       21.2
98.....................................................        7.2
99.....................................................       15.1
00.....................................................       39.1
01.....................................................        4.8
02.....................................................      -14.1
03.....................................................       38.1
04.....................................................       16.0
05.....................................................        7.9



During the period(s) shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was - 15.71% (quarter ended September, 2002).

Sentinel U.S. Treasury Money Market

[CHART]



Inception: 1993                                         Total Return (%)
---------------                                         ----------------
96.....................................................       4.5
97.....................................................       4.6
98.....................................................       4.5
99.....................................................       4.1
00.....................................................       5.2
01.....................................................       3.3
02.....................................................       1.1
03.....................................................       0.3
04.....................................................       0.5
05.....................................................       2.2



During the period(s) shown in the above bar chart, the highest return for a quarter for the U.S. Treasury Money Market Fund was 1.40% (quarter ended December, 2000) and the lowest return for a quarter was 0.03% (quarter ended September, 2003).


26 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Average Annual Total Return


The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2005 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2005.


        Index returns reflect no deduction for fees, expenses or taxes.




                                                                              Past 10 Years
For the periods ended                                          Past    Past      / Since
December 31, 2005                                            One Year 5 Years   Inception
---------------------                                        -------- ------- -------------
Balanced Fund
Return Before Taxes: Class A................................   0.10     2.90        6.66
Return After Taxes on Distributions:
Class A.....................................................  -0.68     1.58        4.70
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/13/.................................................   0.71     1.86        4.78
Lehman Aggregate Bond Index/15/.............................   2.43     5.87        6.16
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54        9.08
Return Before Taxes: Class B................................   0.46     2.96     6.48/1/
Lehman Aggregate Bond Index/15/.............................   2.43     5.87     6.52/1/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54     8.74/1/
Return Before Taxes: Class C................................   3.38     2.99     3.18/2/
Lehman Aggregate Bond Index/15/.............................   2.43     5.87     6.05/2/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54     2.97/2/
Return Before Taxes: Class D................................  -0.92     2.52     2.94/3/
Lehman Aggregate Bond Index/15/.............................   2.43     5.87     5.69/3/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54     1.78/3/
Capital Growth Fund/17/
Return Before Taxes: Class A................................  -0.26    -3.47     7.62/4/
Return After Taxes on Distributions:
Class A.....................................................  -1.54    -4.06     6.73/4/
Return After Taxes on Distributions and Sale of Fund Shares:
Class A.....................................................   1.45    -3.01     6.50/4/
Return Before Taxes: Class C................................   3.39    -3.10     7.47/4/
Russell 1000 Growth Index/18/...............................   5.26    -3.58     6.73/4/
Capital Markets Income Fund
Return Before Taxes: Class A................................  -4.11              7.78/5/
Return After Taxes on Distributions:
Class A.....................................................  -5.54              6.14/5/
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................  -2.20              5.85/5/
Lehman Aggregate Bond Index/15/.............................   2.43              3.16/5/
Lehman High Yield Bond Index/19/............................   2.74             12.91/5/
Return Before Taxes: Class B................................  -3.69              8.01/5/
Lehman Aggregate Bond Index/15/.............................   2.43              3.16/5/
Lehman High Yield Bond Index/19/............................   2.74             12.91/5/
Return Before Taxes: Class C................................  -0.73              9.09/5/
Lehman Aggregate Bond Index/15/.............................   2.43              3.16/5/
Lehman High Yield Bond Index/19/............................   2.74             12.91/5/
Capital Opportunity Fund/6/
Return Before Taxes: Class A................................  -2.06    -3.39    -4.56/7/
Return After Taxes on Distributions:
Class A.....................................................  -2.19    -3.51    -4.66/7/
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................  -1.17    -2.88    -3.83/7/
S&P 500 Composite Stock Price Index/16/.....................   4.01    -1.54    -2.92/7/
Return Before Taxes: Class B................................  -1.95    -3.49    -4.59/7/
S&P 500 Composite Stock Price Index/16/.....................   4.01    -1.54    -2.92/7/
Return Before Taxes: Class C................................   0.66    -4.30    -8.59/8/
S&P 500 Composite Stock Price Index/16/.....................   4.01    -1.54    -6.18/8/
Common Stock Fund
Return Before Taxes: Class A................................   1.87     1.50        8.02
Return After Taxes on Distributions:
Class A.....................................................   1.07     0.16        5.89
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................   2.28     0.88        6.13
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54        9.08
Return Before Taxes: Class B................................   2.26     1.46     7.51/1/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54     8.74/1/
Return Before Taxes: Class C................................   5.14     1.50     2.67/2/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54     2.97/2/
Government Securities Fund/9/
Return Before Taxes: Class A................................   0.26     5.01        5.24
Return After Taxes on Distributions:
Class A.....................................................  -1.26     3.21        3.06
Return After Taxes on Distributions and Sale of Fund Shares:
Class A.....................................................   0.16     3.19        3.09
Lehman Government Bond Index/20/............................   2.65     5.39        5.94
Growth Leaders Fund/17/
Return Before Taxes: Class A................................  -2.59    -3.25    -0.54/4/
Return After Taxes on Distributions:
Class A.....................................................  -2.59    -3.25    -0.54/4/
Return After Taxes on Distributions and Sale of Fund Shares:
Class A.....................................................  -1.69    -2.74    -0.44/4/
Return Before Taxes: Class C................................  -0.71    -2.74    -0.81/4/
Russell 1000 Growth Index/18/...............................   5.26    -3.58    -4.51/4/


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                                                                    Prospectus

                                                                               Past 10
                                                                               Years /
                                                               Past    Past     Since
                                                             One Year 5 Years Inception
                                                             -------- ------- ---------
High Yield Bond Fund
Return Before Taxes: Class A................................  -2.99     7.63   5.22/10/
Return After Taxes on Distributions:
Class A.....................................................  -5.23     4.62   1.97/10/
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................  -1.96     4.67   2.37/10/
Lehman High Yield Bond Index/19/............................   2.74     8.85   5.17/10/
Return Before Taxes: Class B................................  -3.65     7.62   5.45/10/
Lehman High Yield Bond Index/19/............................   2.74     8.85   5.17/10/
Return Before Taxes: Class C................................  -0.77     7.43    3.41/2/
Lehman High Yield Bond Index/19/............................   2.74     8.85    4.94/2/
International Equity Fund
Return Before Taxes: Class A................................   4.94     4.25       7.22
Return After Taxes on Distributions:
Class A.....................................................   3.93     3.72       6.04
Return After Taxes on Distributions and Sale of Fund Shares:
Class A.....................................................   4.55     3.46       5.79
Morgan Stanley International "EAFE".........................
(Europe, Australia, Far East) Index/21/.....................  13.54     4.55       5.84
Return Before Taxes: Class B................................   5.14     3.92    7.01/1/
Morgan Stanley International "EAFE".........................
(Europe, Australia, Far East) Index/21/.....................  13.54     4.55    5.59/1/
Return Before Taxes: Class C................................   8.16     3.89    3.31/2/
Morgan Stanley International "EAFE".........................
(Europe, Australia, Far East) Index/21/.....................  13.54     4.55    4.74/2/
Mid Cap Growth Fund
Return Before Taxes: Class A................................  -1.79    -2.44       8.26
Return After Taxes on Distributions:
Class A.....................................................  -1.79    -2.44       5.88
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................  -1.16    -2.06       5.79
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54       9.08
Return Before Taxes: Class B................................  -1.68    -2.65   5.10/11/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54   5.23/11/
Return Before Taxes: Class C................................   1.07    -2.75   -5.19/8/
S&P 500 Composite Stock Price Index/16/.....................   4.91     0.54   -1.57/8/
Short Maturity Government Fund
Return Before Taxes: Class A................................   0.25     3.40       4.53
Return After Taxes on Distributions:
Class A.....................................................  -1.26     1.63       2.40
Return After Taxes on Distributions and Sale of Fund Shares:
Class A.....................................................   0.16     1.84       2.53
Lehman 1-3 Yr. Government Bond Index/22/....................   1.73     3.83       4.89
Class S.....................................................                   0.92/12/
Lehman 1-3 Yr. Government Bond Index/22/....................   1.73     3.83   4.89/12/
Small Company Fund
Return Before Taxes: Class A................................   2.53     8.10      14.06
Return After Taxes on Distributions:
Class A.....................................................   1.17     7.42      11.84
Return After Taxes on Distributions and Sale of Fund Shares:
Class A/14/.................................................   3.44     6.88      11.34
Russell 2000 Index/23/......................................   4.55     8.22       9.26
Return Before Taxes: Class B................................   3.11     8.08   13.26/1/
Russell 2000 Index/23/......................................   4.55     8.22    8.95/1/
Return Before Taxes: Class C................................   5.93           10.30/13/
Russell 2000 Index/23/......................................   4.55            8.96/13/
U.S. Treasury Money Market Fund
Return Before Taxes: Class A................................   2.17     1.44       3.17
Lipper U.S. Treasury Money Market Funds Average/24/.........   2.32     1.54       3.37
Return Before Taxes: Class B................................   1.86     1.23    3.15/1/
Lipper U.S. Treasury Money Market Funds Average/24/.........   2.32     1.54    3.13/1/


/1/  From inception on April 1, 1996.

/2/  From inception on May 4, 1998.

/3/  From inception on January 4, 1999.


/4/ The since inception performance for the Capital Growth and Growth Leaders Funds, which began operations in March 2006, is based on the performance of their predecessors, the Bramwell Growth Fund, which began operations on August 1, 1994, and the Bramwell Focus Fund, which began operations on October 31, 1999, respectively.

/5/  From inception on March 10, 2003.

/6/ Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A and Class B shares to reflect the increase in the maximum sales charge from 2.50% to 4%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.

/7/  From inception on September 13, 1999.

/8/  From inception on March 30, 2000.

/9/ Performance prior to April 11, 2005 has been restated to reflect the reduction in the Fund's maximum sales charge from 4% to 2%.

/10/ From inception on June 23, 1997.

/11/ From inception on January 12, 1998.

/12/ From inception on March 4, 2005.


/13/ From inception on July 9, 2001.


/14/ Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.

/15/ The Lehman Aggregate Bond Index is composed of securities from Lehman
     Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

/16/ The S&P 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

/17/ Performance for the Capital Growth and Growth Leaders Funds prior to their inception is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance for the Class C shares has been adjusted for the higher estimated expenses of those shares.

/18/ The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values.

/19/ The Lehman High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing over one year.

/20/ The Lehman Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

/21/ The Morgan Stanley International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

/22/ The Lehman 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.

/23/ The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.

/24/ The Lipper U.S. Treasury Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper U.S. Treasury Money Market Funds category.


28 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

What Are Each Fund's Fees And Expenses?

These tables describe the fees and expenses that you pay if

you buy and hold shares of the Funds.


Shareholder Fees (fees paid directly from your investment):

Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)
   Balanced, Capital Growth, Capital Markets Income, Capital
     Opportunity, Common Stock, Growth Leaders, International
     Equity, Mid Cap Growth and Small Company Funds..............    5.00%
   High Yield Bond Fund..........................................    4.00%
   Government Securities Fund....................................    2.00%
   Short Maturity Government Fund................................    1.00%
   U.S. Treasury Money Market Fund...............................    None
   Maximum Deferred Sales Charge (Load).......................... None/1/
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends...    None
   Redemption Fees............................................... None/1/
   Exchange Fees................................................. None/2/

Class B Shares
Maximum Sales Charge (Load) Imposed on Purchases.................     N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset
  value of shares being redeemed)................................    4.00%/3/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......    None
Redemption Fees.................................................. None/1/
Exchange Fees....................................................    None

Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases.................    None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset
  value of shares being redeemed)                                    1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
Redemption Fees.................................................. None/1/
Exchange Fees....................................................    None

Class D Shares
Maximum Sales Charge (Load) Imposed on Purchases.................     N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset
  value of shares being redeemed)................................    6.00%/5/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees.................................................. None/1/
Exchange Fees....................................................    None

Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases.................    None
Maximum Deferred Sales Charge (Load).............................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
Redemption Fees.................................................. None/1/
Exchange Fees....................................................    None


                                  Visit us online at www.sentinelfunds.com  29
                                                                    Prospectus

Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                         Other Expenses
                                                 -----------------------------
                                                                        Total     Total
                                                  Accounting &          Other    Annual
                             Management  12b-1   Administrative       Operating Operating
Fund/Class                     Fee/6/     Fee        Costs      Other Expenses  Expenses
----------                   ---------- -----    -------------- ----- --------- ---------
Balanced/7/
Class A.....................    0.53%   0.30%         0.03%     0.24%   0.27%     1.10%
Class B.....................    0.53%   1.00%         0.03%     0.43%   0.46%     1.99%
Class C.....................    0.53%   1.00%         0.03%     0.50%   0.53%     2.06%
Class D.....................    0.53%   0.40%/9/      0.03%     0.42%   0.45%     1.38%
Capital Markets Income
Class A.....................    0.60%   0.30%         0.03%     0.29%   0.32%     1.22%
Class B.....................    0.60%   1.00%         0.03%     0.45%   0.48%     2.08%
Class C.....................    0.60%   1.00%         0.03%     0.44%   0.47%     2.07%
Capital Growth
Class A.....................    0.70%   0.30%         0.03%     0.17%   0.20%     1.20%/8/
Class C.....................    0.70%   1.00%         0.03%     0.57%   0.60%     2.30%/8/
Capital Opportunity/7/
Class A.....................    0.70%   0.30%/9/      0.03%     0.32%   0.35%     1.35%/8/
Class B.....................    0.70%   1.00%         0.03%     0.62%   0.65%     2.35%/8/
Class C.....................    0.70%   1.00%         0.03%     0.69%   0.72%     2.42%/8/
Common Stock/7/
Class A.....................    0.65%   0.30%         0.03%     0.17%   0.20%     1.15%/8/
Class B.....................    0.65%   1.00%         0.03%     0.41%   0.44%     2.09%/8/
Class C.....................    0.65%   1.00%         0.03%     0.51%   0.54%     2.19%/8/
Government Securities/7/
Class A.....................    0.50%   0.20%         0.03%     0.29%   0.32%     1.02%
Growth Leaders
Class A.....................    0.90%   0.30%         0.03%     0.52%   0.55%     1.75%/8/
Class C.....................    0.90%   1.00%         0.03%     0.92%   0.95%     2.85%/8/
High Yield Bond
Class A.....................    0.70%   0.20%         0.03%     0.26%   0.29%     1.19%
Class B.....................    0.70%   1.00%         0.03%     0.38%   0.41%     2.11%
Class C.....................    0.70%   1.00%         0.03%     0.41%   0.44%     2.14%
International Equity/7/
Class A.....................    0.70%   0.30%         0.03%     0.42%   0.45%     1.45%
Class B.....................    0.70%   1.00%         0.03%     0.82%   0.85%     2.55%
Class C.....................    0.70%   1.00%         0.03%     0.89%   0.92%     2.62%
Mid Cap Growth/7/
Class A.....................    0.70%   0.29%/9/      0.03%     0.36%   0.39%     1.38%
Class B.....................    0.70%   1.00%/9/      0.03%     0.70%   0.73%     2.43%
Class C.....................    0.70%   0.98%/9/      0.03%     0.92%   0.95%     2.63%
Short Maturity Government/7/
Class A.....................    0.50%   0.35%         0.03%     0.21%   0.24%     1.09%
Class S.....................    0.50%   0.75%         0.03%     0.17%   0.20%     1.45%
Small Company/7/
Class A.....................    0.62%   0.30%         0.03%     0.22%   0.25%     1.17%
Class B.....................    0.62%   1.00%         0.03%     0.40%   0.43%     2.05%
Class C.....................    0.62%   1.00%         0.03%     0.33%   0.36%     1.98%
U.S. Treasury Money Market
Class A.....................    0.40%     --          0.03%     0.37%   0.40%     0.80%
Class B.....................    0.40%     --          0.03%     0.94%   0.97%     1.37%



/1/ If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.


30 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

/2/ If you exchange Class A shares of the U.S. Treasury Money Market Fund for
    Class A shares of another Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.


/3/ The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.

/4/ If shares are redeemed on or before one year after purchase.

/5/ The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.


/6/ The Balanced Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund's average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. Each of the Common Stock, Capital Growth, Capital Opportunity, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Growth Leaders Fund pays an advisory fee at the rate of 0.90% per annum on the first $500 million of the Fund's average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% of such assets over $2 billion. The Government Securities and Short Maturity Government Funds pay an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. The U.S. Treasury Money Market Fund pays an advisory fee at the rate of 0.40% per annum on the first $300 million of the Fund's average daily net assets and 0.35% per annum on such assets over $300 million.

/7/ Management Fees and Total Annual Fund Operating Expenses based on the
    Funds' 2004 fiscal year have been restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2004. Each of the Capital Opportunity, Government Securities and Mid Cap Growth Fund's Total Annual Fund Operating Expenses have also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.

/8/ Total Annual Fund Operating Expenses for the Capital Growth and Growth
    Leaders Funds are estimated for the current fiscal year. Sentinel has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of (a) the Class A shares of each of the Capital Growth and Growth Leaders Funds will be no more than 1.75% until March 2008, (b) the Class A shares of the Capital Opportunity Fund will be no more than 1.30% until September 26, 2006 and (c) the Class A shares of the Common Stock Fund will be no more than 1.10% until December 19, 2006. The other classes of shares of these Funds will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.

/9/ The Class A, Class B and Class C shares of the Mid Cap Growth Fund are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively, the Class A shares of the Capital Opportunity Fund are subject to a maximum 12b-1 fee of 0.30% and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.


                                  Visit us online at www.sentinelfunds.com  31
                                                                    Prospectus

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

   Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.


Fund/Class                                      1 year 3 years 5 years 10 years
----------                                      ------ ------- ------- --------
Balanced/1/
Class A........................................  607      832   1,076   1,773
Class B (if you redeem)........................  602      924   1,273   1,875
Class B (if you do not redeem).................  202      624   1,073   1,875
Class C (if you redeem)........................  309      646   1,108   2,390
Class C (if you do not redeem).................  209      646   1,108   2,390
Class D (if you redeem)........................  740      937   1,155   1,657
Class D (if you do not redeem).................  140      437     755   1,657
Capital Growth
Class A........................................  616      862      --      --
Class C (if you redeem)........................  333      718      --      --
Class C (if you do not redeem).................  233      718      --      --
Capital Markets Income
Class A........................................  618      868   1,137   1,903
Class B (if you redeem)........................  611      952   1,319   1,988
Class B (if you do not redeem).................  211      652   1,119   1,988
Class C (if you redeem)........................  310      649   1,114   2,400
Class C (if you do not redeem).................  210      649   1,114   2,400
Capital Opportunity/1/
Class A........................................  631      906   1,202   2,043
Class B (if you redeem)........................  638    1,033   1,455   2,206
Class B (if you do not redeem).................  238      733   1,255   2,206
Class C (if you redeem)........................  345      755   1,291   2,756
Class C (if you do not redeem).................  245      755   1,291   2,756
Common Stock/1/
Class A........................................  611      847   1,101   1,828
Class B (if you redeem)........................  612      955   1,324   1,958
Class B (if you do not redeem).................  212      655   1,124   1,958
Class C (if you redeem)........................  322      685   1,175   2,524
Class C (if you do not redeem).................  222      685   1,175   2,524
Government Securities Fund/1/
Class A........................................  302      518     752   1,423
Growth Leaders
Class A........................................  669    1,024      --      --
Class C (if you redeem)........................  388      883      --      --
Class C (if you do not redeem).................  288      883      --      --
High Yield Bond/1/
Class A........................................  516      763   1,028   1,785
Class B (if you redeem)........................  614      961   1,334   1,990
Class B (if you do not redeem).................  214      661   1,134   1,990
Class C (if you redeem)........................  317      670   1,149   2,472
Class C (if you do not redeem).................  217      670   1,149   2,472
International Equity/1/
Class A........................................  640      936   1,253   2,148
Class B (if you redeem)........................  658    1,093   1,555   2,367
Class B (if you do not redeem).................  258      793   1,355   2,367
Class C (if you redeem)........................  365      814   1,390   2,954
Class C (if you do not redeem).................  265      814   1,390   2,954
Mid Cap Growth/1/
Class A........................................  633      915   1,217   2,075
Class B (if you redeem)........................  646    1,058   1,496   2,266
Class B (if you do not redeem).................  246      758   1,296   2,266
Class C (if you redeem)........................  366      817   1,395   2,964
Class C (if you do not redeem).................  266      817   1,395   2,964
Short Maturity Government/1/
Class A........................................  210      443     695   1,415
Class S........................................  148      459     792   1,735
Small Company/1/
Class A........................................  613      853   1,111   1,849
Class B (if you redeem)........................  608      943   1,303   1,945
Class B (if you do not redeem).................  208      643   1,103   1,945
Class C (if you redeem)........................  301      621   1,068   2,306
Class C (if you do not redeem).................  201      621   1,068   2,306
U.S. Treasury Money Market
Class A........................................   82      255     444     990
Class B (if you redeem)........................  539      734     950   1,348
Class B (if you do not redeem).................  139      434     750   1,348



/1/ The Examples are based on each Fund's 2005 fiscal year restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2004. See "Who Manages the Funds" for information on the advisory fee changes. Each of the Capital Opportunity, Government Securities and Mid Cap Growth Funds' Examples has also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.


32 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

More Information About Share Classes

The Balanced Fund offers Class A, Class B, Class C and Class D shares.


The Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds offer Class A, Class B and Class C shares.

The U. S. Treasury Money Market Fund offers Class A and Class B shares.


The Capital Growth and Growth Leaders Funds offer Class A and Class C shares.


The Short Maturity Government Fund offers Class A and Class S shares.


The Government Securities Fund offers Class A shares.

Note, Class B and Class D shares are not available for additional purchases, except by exchange (Class B shares only) or by reinvesting dividends and distributions.


You can compare the differences among the classes of shares using the table below.


Class             Sales Charge                      12b-1 Fee                     Conversion Feature
----- ------------------------------------- --------------------------  --------------------------------------
  A   Maximum initial sales charge:                                     None.
      . 1% Short Maturity Government        . 0.20% fixed-income funds
      . 2% Government Securities            . 0.35% Short Maturity
      . 4% all other fixed-income Funds;       Government; and
         and
      . 5% all other Funds.                 . 0.30% all other Funds.
  B   CDSC of up to 4% for a maximum of six 1.00%                       Class B shares convert to Class A
      years.                                                            shares automatically after the
                                                                        applicable CDSC period.
  C   CDSC of 1% if redeemed in the first   1.00%                       None.
      year.
  D   CDSC of up to 6% for seven years      0.75%                       Class D shares convert to Class A
                                                                        shares automatically at the end of the
                                                                        tenth year after purchase.
  S   None.                                 0.75%                       None.


This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

..   the amount of the investment,

..   the intended length of the investment,

..   the type of Fund you want,

..   whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and

..   whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.


Class B shares are only available by exchange from the Class B shares of another Fund or by reinvesting dividends and distributions. Class B shares ultimately convert to Class A shares.


Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.


Class D shares are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.


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Purchase and Exchange Considerations


There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999.


   You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. In addition to exchanging into another Fund's Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. Class D shares may only be exchanged for the Class A shares of the U.S. Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Fund, except the Short Maturity Government Fund. Class D and Class S shares exchanged into Class A shares may be exchanged back into Class D or Class S shares, respectively.

   Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

Class A Shares

Class A shares are generally subject to a front-end sales charge.


For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5% of the offering price (4.17% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

Balanced, Capital Growth, Capital Markets Income, Capital Opportunity, Common Stock, Growth Leaders, International Equity, Mid Cap Growth and Small Company
Funds:



                                                 Sales charge as a
                                                  percentage of:
                                                ------------------
                                                offering net amount   Dealer
Sale Size                                        price    invested  Reallowance
---------                                       -------- ---------- -----------
$0 to $24,999..................................   5.00%     5.26%      4.50%
$25,000 to $49,999.............................   4.50%     4.71%      4.25%
$50,000 to $99,999.............................   4.00%     4.17%      3.75%
$100,000 to $249,999...........................   3.00%     3.10%      2.75%
$250,000 to $999,999...........................   2.00%     2.04%      1.75%
$1,000,000 or more.............................    -0-       -0-        -0-



High Yield Bond Fund:



                                                 Sales charge as a
                                                  percentage of:
                                                ------------------
                                                offering net amount   Dealer
Sale Size                                        price    invested  Reallowance
---------                                       -------- ---------- -----------
$0 to $99,999..................................   4.00%     4.17%      4.00%
$100,000 to $249,999...........................   3.50%     3.63%      3.25%
$250,000 to $499,999...........................   2.50%     2.56%      2.25%
$500,000 to $999,999...........................   2.00%     2.04%      1.75%
$1,000,000 or more.............................    -0-       -0-        -0-



Government Securities Fund:



                                                 Sales charge as a
                                                  percentage of:
                                                ------------------
                                                offering net amount   Dealer
Sale Size                                        price    invested  Reallowance
---------                                       -------- ---------- -----------
$0 to $499,999.................................   2.00%     2.04%      1.75%
$500,000 to $999,999...........................   2.00%     2.04%      1.75%
$1,000,000 or more.............................    -0-       -0-        -0-


Initial purchases of less than $1 million must remain in your account for 90 days before they are eligible for an exchange.


For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge. Initial purchases of less than $1 million must remain in your account for 90 days before they are eligible for an exchange.


34 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

There is no sales charge on purchases of shares of the U.S. Treasury Money Market Fund.


   In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds'distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.0% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a .5% CDSC if redeemed in the second year and no CDSC thereafter. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate dealer compensation and CDSCs. For partial redemptions of shares purchased prior to March 30, 2006 and for complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC"below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services Company, the Funds' transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services Company for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services Company, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services Company and/or your financial adviser or other financial intermediary may not be able to maintain this information.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the


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                                                                    Prospectus
period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T Advantage Program. Employers establishing either SIMPLE-IRAs, SEP-IRAs or
Section 403(b) plans for which American Guaranty & Trust Company is the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

..   current and former Directors/Trustees of the Funds and predecessors to the
    Funds;

..   current and retired employees and Directors of the general partners of
    Sentinel and their affiliates, and for National Life Insurance Company employee benefit plans;

..   directors, employees and clients of the Funds' sub-advisors;

..   directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel and/or Sentinel Financial Services Company;

..   registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services
    Company;

..   members of the immediate families of, or survivors of, all of these individuals;

..   non-profit organizations with which any of these persons are actively involved;

..   purchasers who are investing section 403(b) loan principal repayments; or

..   former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund,
    each as series of The Bramwell Funds, Inc., who received Class A shares of the Capital Growth or Growth Leaders Funds, respectively, in the reorganization. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

..   investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;

..   clients of trust companies who have entered into an agreement with Sentinel
    Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

..   investments being transferred from individually managed trust accounts at
    American Guaranty & Trust Company (in this event, Sentinel Financial Services Company may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);

..   qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by Sentinel Administrative Services Company or an affiliate, which offer multiple fund family investment options; and

..   qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts. Sentinel Financial Services Company may pay dealers for monthly net sales of the Funds (other than the U.S. Treasury Money Market Fund) under this waiver as follows: 1% of the first $10 million of these purchases,

36 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
  plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases. A CDSC may apply to redemptions of shares purchased under this waiver.


..   American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.


Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.


Distribution Plans. The Class A shares of each Fund, other than the U.S. Treasury Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced,Capital Growth, Capital Markets Income, Capital Opportunity, Common Stock, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Government Securities and High Yield Bond Funds, or (c) 0.35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

   The Capital Opportunity Fund and Mid Cap Growth Fund Class A shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of the Capital Opportunity Fund and Mid Cap Growth Fund of less than 0.30% for so long as National Life Insurance Company maintains its investment. In addition, the retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.


Class B Shares

Class B shares are closed to additional purchases.


Effective March 30, 2006, Class B shares are no longer available for additional purchases, except that you may exchange your Class B shares of one Fund for the Class B shares of another Fund, if available, and reinvest dividends and distributions. The description below is intended for existing holders of Class B shares.



   A CDSC will be imposed on Class B shares (including Class B shares of the U.S. Treasury Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under "Waiver or Reduction of CDSC" below.

Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds

                                             CDSC Percentage
                                         -----------------------------------
                                         Year Since Purchase Payment Was Made
                                         -----------------------------------
Purchase amount                          1st    2nd   3rd   4th   5th   6th
---------------                          ---    ---   ---   ---   ---   ---
up to $249,999..........................   4%    4%    3%    2%    2%    1%
$250,000 to $499,999.................... 3.5%    3%    2%    1%    1%
$500,000 to $999,999....................   3%    2%    1%    1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is

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                                                                    Prospectus
increased by the amount of any CDSC due. Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.


Distribution Plan. The Class B shares of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers. The Mid Cap Growth Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Mid Cap Growth Fund of less than 1.00% for so long as National Life maintains its investment.


   The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by Sentinel Financial Services Company to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.


Conversion to Class A Shares. The Class B shares of each Fund, except the U.S. Treasury Money Market Fund, automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Class B Shares of the U.S. Treasury Money Market Fund. The Class B shares of the U.S. Treasury Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the U.S. Treasury Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the U.S. Treasury Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the U.S. Treasury Money Market Fund, regardless of how long you hold the Class B shares of the U.S. Treasury Money Market Fund. Also, if you exchange the U.S. Treasury Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the U.S. Treasury Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the U.S. Treasury Money Market Fund for the applicable period.


38 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Class C Shares


There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.


For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page 40 Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.


CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

Class D Shares (Balanced Fund only)


Class D shares are closed to additional purchases.

Effective March 30, 2006, Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class D shares of the Balanced Fund.


   A CDSC will be imposed on Class D shares (including Class A shares of the U.S. Treasury Money Market Fund, if you exchange Class D shares into the U.S. Treasury Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

CDSC schedule - Class D shares


                                               CDSC Percentage
                                         -----------------------------------
                                         Year Since Purchase Payment Was Made
                                         -----------------------------------
Purchase amount                          1st   2nd   3rd  4th  5th  6th  7th
---------------                          ---   ---   ---  ---  ---  ---  ---
Any amount..............................  6%    6%    5%   4%   4%   3%   2%



The CDSC waivers, which are listed below, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class


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                                                                    Prospectus

D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Balanced Fund Class D shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class D shares of the Balanced Fund of less than 0.75% for so long as National Life maintains its investment.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the U.S. Treasury Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the U.S. Treasury Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the U.S. Treasury Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.


Class S Shares (Short Maturity Government Fund only)


There is no initial sales charge on Class S shares. There is also no CDSC.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value. There is no initial sales charge. There is also no contingent deferred sales charge ("CDSC"). Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other broker-dealers.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

..   Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;


..   Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

..   Required minimum distributions from a retirement account;

..   Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;


40 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

..   For Class D shares, the CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 8% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 8% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and


..   For Class B shares, 401(k) plans administered by BISYS, redemptions resulting from the termination of a participant's participation in the plan.

The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home. Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the U.S. Treasury Money Market Fund as part of the program described on page 38.


   No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling dealer.

Other Matters Relating to Distribution Of Fund Shares


Equity Services, Inc, an affiliate of Sentinel, receives a dealer reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds' shares.

   Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.


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                                                                    Prospectus

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

Purchasing Shares

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Check


To purchase shares by check, make your check payable to the "Sentinel ________ Fund" or "Sentinel Funds" and mail it to: Sentinel Administrative Services Company
       P.O. Box 1499
       Montpelier, VT 05601-1499


To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services Company receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.


By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Administrative Services Company. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services Company on any business day are available to the Fund on the next business day.

By Dealer Wire

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Online


If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.


By Automatic Investment Plan


This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.


By Telephone


This feature enables you to purchase Fund shares via electronic funds transfer from your bank account simply by phoning Sentinel Administrative Services Company, or accessing our automated telephone system known as "OnCall 24."


By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services Company.

By Payroll Savings Plan


You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services Company.

Investment Minimums



                                              Retirement Accounts All Other Accounts Automatic
                                              ------------------  ------------------ Investment
Fund/Class                                    Initial  Subsequent Initial Subsequent  Plan/1/
----------                                    -------  ---------- ------- ---------- ----------
Capital Markets Income....................... $1,000      $50     $ 5,000    $100      $  100
Short Maturity Government
(Class A).................................... $1,000      $50     $ 1,000    $ 50      $   50
Short Maturity Government
(Class S).................................... $1,000      $50     $50,000    $ 50      $50/2/
All other Funds.............................. $1,000      $50     $ 1,000    $ 50      $   50



/1/  These also apply to investments through the Payroll Savings Plan.

/2/ The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.


Except for the Short Maturity Government Fund, investment minimums are determined by Fund rather than Class.

42 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

These investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Mail

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services Company with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services Company's requirements.

By Dealer Wire

For the convenience of shareholders, Sentinel Financial Services Company, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

By Telephone


If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services Company at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

   Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

   Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

                                  Visit us online at www.sentinelfunds.com  43
                                                                    Prospectus

By Checkwriting


If you own Class A shares of the Capital Markets Income, Government Securities, High Yield Bond, Short Maturity Government or U.S. Treasury Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the U.S. Treasury Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services Company provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.


By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares


You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Administrative Services Company or by providing appropriate instructions in writing to Sentinel Administrative Services Company. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals. Initial purchases of less than $1 million of the Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases must remain in an account for 15 days before they can be exchanged to another Fund (this does not apply to initial purchases into the U.S. Treasury Money Market Fund). We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).


Class A Shares

If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class B Shares


Class B shareholders may exchange into other Funds that offer Class B shares.

Class C Shares

Class C shareholders may only exchange into Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.


Class D Shares


Class D shareholders may exchange into Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these U.S. Treasury Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the U.S. Treasury Money Market Fund.


Class S Shares


If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at


44 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
net asset value for the Class A shares of each of the other Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.


Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services Company representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Foreign Addresses


Because the Funds are not registered for sales outside of the U.S. and its territories, they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. Territories or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address even if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.


Redemption Proceeds

Normally, Sentinel Administrative Services Company will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Share Certificates


The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services Company's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services Company at its office at National Life Drive, Montpelier, Vermont.


Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Undesignated Investments


When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the


                                  Visit us online at www.sentinelfunds.com  45
                                                                    Prospectus
money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.


Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.


Miscellaneous Fees

AG&T Custodial Accounts



Annual Custodial Fee per Social Security Number........                 $15.00
Closeout Fee per Account...............................                 $15.00
Transfer of Assets per Transaction.....................                 $25.00

Service Fees
Express Mail Deliveries................................                 $15.00
Federal Funds Wire.....................................                 $20.00
Bounced check-writing checks...........................                 $25.00
Bounced check received for deposit.....................                 $25.00
Excessive Trading Fee.................................. 2% of amount exchanged or redeemed


Services for Employee Benefit Plans

Sentinel Administrative Services Company offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

   Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

                                                           Fee Per
                                                        Participating
Average Account Value                                      Account
---------------------                                   -------------
$0 - $1,000............................................    $20.00
$1,000 - $2,999........................................    $10.00
$3,000 and over........................................    No Fee

Excessive Trading Policy


Excessive trading, or market timing, by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the U.S. Treasury Money Market Fund within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

   With respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' frequent trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.


   Investors may invest in the Funds if they engage in certain types of regular transactions that do not constitute excessive trading and are not adverse to the Funds. Such

46 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus
transactions include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model and pre-authorized withdrawals.


   The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.

How Are The Funds Priced?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

..   Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

..   Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors/Trustees, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.

..   Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.


..   Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc., determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.


..   Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

..   Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

                                  Visit us online at www.sentinelfunds.com  47
                                                                    Prospectus

   Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

   In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, which potentially affect the value of foreign securities, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

   The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.


   The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's NAV.


   The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes


The Funds distribute their net investment income as follows:



Fund                                          Dividends Paid
----                                          --------------
Balanced Fund                                   Quarterly
Capital Growth Fund                             Annually
Capital Markets Income Fund                     Monthly
Capital Opportunity Fund                        Annually
Common Stock Fund                               Quarterly
Government Securities Fund                      Monthly
Growth Leaders Fund                             Annually
High Yield Bond Fund                            Monthly
International Equity Fund                       Annually
Mid Cap Growth Fund                             Annually
Short Maturity Government Fund                  Monthly
Small Company Fund                              Annually


The U.S. Treasury Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.


   For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

   You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-3863.


48 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

   You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.


   If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


   Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds with respect to such taxes. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by a Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

   By law, your dividends of ordinary income, capital gains distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

   This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.


Who Manages the Funds?

Evergreen acts as subadvisor to the Capital Markets Income Fund.


Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

   Sentinel has retained Evergreen as the subadvisor to manage the investments of the Capital Markets Income Fund. Until September 1, 2005, Evergreen also subadvised the High Yield Bond Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. subadvised the International Equity Fund. Until December 31, 2003, Fred Alger Management, Inc. subadvised the Flex Cap Opportunity Fund, the legal predecessor to the Capital Opportunity Fund. However, the performance shown for the Capital Opportunity Fund prior to September 26, 2005 is based on the performance of the Capital Opportunity Fund's accounting predecessor, the Growth Index Fund. Therefore, the historical performance shown for the Capital Opportunity Fund does not reflect the management of Fred Alger Management, Inc.

   Sentinel is a partnership of Sentinel Asset Management Advisors, Inc. and Sentinel Asset Management, Inc., both subsidiaries of the National Life Holding Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

   Sentinel, not the Funds, paid all subadvisory fees. The Funds' investment advisory contracts call for the Funds to pay Sentinel's fees, which were, for the fiscal year ended November 30, 2005:



Balanced Fund............................................... 0.57%
Capital Markets Income Fund................................. 0.60%
Capital Opportunity Fund.................................... 0.75%
Common Stock Fund........................................... 0.55%
Government Securities Fund.................................. 0.50%
High Yield Bond Fund........................................ 0.73%
International Equity Fund................................... 0.57%
Mid Cap Growth Fund......................................... 0.57%
Short Maturity Government Fund.............................. 0.50%
Small Company Fund.......................................... 0.57%
U.S. Treasury Money Market Fund............................. 0.40%


                                  Visit us online at www.sentinelfunds.com  49
                                                                    Prospectus

Reimbursement policies were in place for the Short Maturity Government Fund for a portion of the fiscal year ended November 30, 2005. The effective advisory fee rate (as a percentage of the Fund's average daily net assets) for this Fund taking into account reimbursements paid in the fiscal year ended November 30, 2005 was 0.47%.

   The following Funds' advisory agreements were amended effective December 19, 2005 or February 1, 2006. If the amended agreements had been in place during the entire fiscal year ended November 30, 2005, the Funds' would have paid Sentinel the following fees:



Balanced Fund............................................... 0.53%
Capital Opportunity Fund.................................... 0.70%
Common Stock Fund........................................... 0.65%
Government Securities Fund.................................. 0.50%
High Yield Bond Fund........................................ 0.70%
International Equity Fund................................... 0.70%
Mid Cap Growth Fund......................................... 0.70%
Short Maturity Government Fund.............................. 0.50%
Small Company Fund.......................................... 0.62%



   A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contracts is available in the Funds' Annual Report for the fiscal year ended November 30, 2005 or, with respect to the Capital Growth and Growth Leaders Funds, the combined proxy statement/prospectus dated January 23, 2006.


Portfolio Managers


Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Robert L. Lee. The Small-Cap Team is headed by Charles
C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

The following individuals are the Funds' portfolio managers:


Balanced Fund

Mr. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.


Capital Growth Fund

Ms. Bramwell manages the Capital Growth Fund. Ms. Bramwell has been associated with Sentinel since 2006 and has managed the Fund or its predecessor since its inception in 1994. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.


Capital Markets Income Fund


Dana Erikson, Sujatha Avutu and Tony Norris, of Evergreen, and Mr. Brownlee manage the Capital Markets Income Fund. Mr. Erikson has been associated with Evergreen since 1996 and is a Managing Director and head of the high-yield team at Evergreen. He has managed the Fund since 2004. Mr. Erikson holds the Chartered Financial Analyst designation. Ms. Avutu has been associated with Evergreen since 1996 and is a Managing Director at Evergreen. She has managed the Fund since its inception. Mr. Norris has been associated with Evergreen since 1992 and is the Chief Investment Officer and Senior Portfolio Manager for Evergreen International Advisors. He has managed the Fund since 2005.
Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since its inception. Mr. Brownlee holds the Chartered Financial Analyst designation.


50 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Capital Opportunity Fund

Effective April 1, 2006, Ms. Bramwell manages the Capital Opportunity Fund.
Ms. Bramwell has been associated with Sentinel since 2006. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation. Previously, the Fund was managed by Mr. Lee and Mr. Manion.

Common Stock Fund

Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel.
Mr. Manion has managed the Fund since 1994. Mr. Manion holds the Chartered Financial Analyst designation.


Government Securities Fund

Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.


Growth Leaders Fund

Ms. Bramwell manages the Growth Leaders Fund. Ms. Bramwell has been associated with Sentinel since 2006 and has managed the Fund or its predecessor since its inception in 1999. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.


High Yield Bond Fund


Daniel E. Gass has managed the High Yield Bond Fund since 2005. Mr. Gass has been associated with Sentinel or an affiliate since 1999. Mr. Gass holds the Chartered Financial Analyst designation.


International Equity Fund

Katherine Schapiro manages the International Equity Fund. Ms. Schapiro has been associated with Sentinel and has managed the Fund since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Mid Cap Growth Fund


Mr. Lee manages the Mid Cap Growth Fund. Mr. Lee has been associated with Sentinel since 1993. He has managed the Fund since 1993. Mr. Lee holds the Chartered Financial Analyst designation.

Short Maturity Government Fund

Mr. Brownlee manages the Short Maturity Government Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995.
Mr. Brownlee holds the Chartered Financial Analyst designation.


Small Company Fund


Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has managed the Fund since 2005. She holds the Chartered Financial Analyst designation.
Mr. Schwartz has been associated with Sentinel since 1996 and has managed the Fund since 2004. He holds the Chartered Financial Analyst designation.


U.S. Treasury Money Market Fund

Darlene Coppola manages the U.S. Treasury Money Market Fund. Ms. Coppola has been associated with Sentinel or its affiliates since 1974 and has managed the Fund since 1993.

   For the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the Funds' Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.


Supplemental Performance Information

Prior to forming Bramwell Capital Management, Inc., Ms. Bramwell was President, Chief Investment Officer, Portfolio Manager and a Trustee of The Gabelli Growth Fund from its inception, April 10, 1987, through February 9, 1994. The cumulative total return for The Gabelli Growth Fund from its inception through December 31, 1993 was 184%. At December 31, 1993, that fund had $695 million in net assets. As President and Chief Investment Officer of The Gabelli Growth Fund, Ms. Bramwell had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of that fund. Average


                                  Visit us online at www.sentinelfunds.com  51
                                                                    Prospectus
annualized total returns for the one-year, three-year and five-year periods ended December 31, 1993 and for the entire period during which Ms. Bramwell managed that fund compared with the performance of the S&P 500 Index were:

Average Annualized Total Returns



                                                     The Gabelli    S&P 500
Period Ended 12/31/93                              Growth Fund/1,2/ Index/3/
---------------------                              ---------------  -------
One Year..........................................      11.3%        10.1%
Three Years.......................................      16.0%        15.6%
Five Years........................................      16.5%        14.6%
Inception through February 9, 1994................      16.6%        10.8%



/1/ Average annualized total return reflects changes in share prices and reinvestment of dividends and distributions and is net of all actual fees and expenses incurred by The Gabelli Growth Fund.

/2/ The expense ratio of The Gabelli Growth Fund was capped at 2.00% for the period April 10, 1987 to December 31, 1987 (reflecting annualized reimbursement of expenses of 4.45%) and was capped at 2.30% for the 1988 calendar year, reflecting reimbursement of expenses of 2.08%. Thereafter, the expense ratio declined to 1.85% in 1989, 1.50% in 1990, 1.45% in 1991, 1.41% in 1992, 1.41% in 1993, and 1.36% in 1994, reflecting, in general, economies of scale associated with an increase in assets under management. Using the expense ratio of the Bramwell Growth Fund, the predecessor to the Capital Growth Fund, for the fiscal year ending June 30, 2005 of 1.69% The Gabelli Growth Fund performance portrayed above would be higher in those time periods in which its expense ratio was less than 1.69% and lower in those time periods in which its expense ratio was more than 1.69%.

/3/ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

Historical performance is not indicative of future performance. Although the Capital Growth Fund's objectives, policies and strategies are substantially similar to those of the Gabelli Growth Fund during the periods above, the Gabelli Growth Fund is a separate fund and its historical performance is not indicative of the future performance of the Capital Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Service Provider Restructuring

Sentinel is a partnership whose partners are Sentinel Asset Management, Inc. ("SAM") (an indirectly wholly owned subsidiary of the National Life Holding Company) and Sentinel Asset Management Advisors, Inc. (a wholly owned subsidiary of SAM). Sentinel Financial Services Company is a partnership whose partners are SAM and Sentinel Financial Services, Inc. (a wholly owned subsidiary of SAM). Sentinel Administrative Services Company is a partnership whose partners are SAM and Sentinel Administrative Services, Inc. (a wholly owned subsidiary of SAM). In 2006, Sentinel, Sentinel Financial Services Company and Sentinel Administrative Services Company are expected to assign their contracts with the Funds to SAM, Sentinel Financial Services, Inc. and Sentinel Administrative Services, Inc., respectively. This assignment is expected to have no material impact on the Funds, the personnel providing services, or the services provided.

Evergreen Regulatory Matters

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. Evergreen and certain of its affiliates have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen and its affiliates are continuing their own internal review of policies, practices, procedures and personnel, and are taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen and certain of its affiliates that the staff intended to recommend to the SEC that it institute an enforcement action against them. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation. None of the allegations involved the Capital Markets Income Fund or the High Yield Bond Fund, previously also subadvised by Evergreen.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen and/or its affiliates involved in these matters, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Evergreen does not believe the foregoing investigations and action will have a material adverse impact on its ability to subadvise the Capital Markets Income Fund. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of mutual fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Fund.

   The staff of the National Association of Securities Dealers (NASD) has notified Evergreen Investment Services, Inc.


52 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

(EIS), a registered broker-dealer and the principal underwriter for the Evergreen mutual funds, that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD's rules regarding activities relating to the Evergreen mutual funds. The recommendation relates principally to allegations that EIS
(i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen mutual fund shares during the period of January 2001 to December 2003 and
(ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters. EIS is an affiliate of Evergreen and its investment advisory affiliates and is not involved with the investment management activities of those entities.


                                  Visit us online at www.sentinelfunds.com  53
                                                                    Prospectus

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Opportunity Fund prior to September 26, 2005 are based on the historical financial highlights of the predecessor Growth Index Fund. Financial highlights for the Capital Growth and Growth Leaders



                                           Income From Investment Operations             Less Distributions
                                          -----------------------------------  ---------------------------------------
                                                      Net gains or
                                                       losses on
                                Net asset    Net       securities              Dividends                               Net asset
                    Fiscal       value,   investment (both realized Total from (from net  Distributions                 value,
Fund/            year (period   beginning   income        and       investment investment (from realized     Total      end of
Share Class         ended)      of period   (loss)    unrealized)   operations  income)       gains)     distributions  period
-----------     ------------    --------- ---------- -------------- ---------- ---------- -------------- ------------- ---------
Balanced         11/30/01        $18.67     $ 0.46       $(0.47)      $(0.01)    $0.50        $1.59          $2.09      $16.57
Class A          11/30/02         16.57       0.32        (1.50)       (1.18)     0.33         0.96           1.29       14.10
                 11/30/03         14.10       0.24         1.81         2.05      0.25           --           0.25       15.90
                 11/30/04         15.90       0.28         1.29         1.57      0.28         0.36           0.64       16.83
                 11/30/05         16.83       0.32         0.86         1.18      0.34         0.82           1.16       16.85
Balanced         11/30/01        $18.70     $ 0.31       $(0.45)      $(0.14)    $0.36        $1.59          $1.95      $16.61
Class B          11/30/02         16.61       0.20        (1.50)       (1.30)     0.20         0.96           1.16       14.15
                 11/30/03         14.15       0.11         1.82         1.93      0.13           --           0.13       15.95
                 11/30/04         15.95       0.15         1.29         1.44      0.14         0.36           0.50       16.89
                 11/30/05         16.89       0.18         0.86         1.04      0.20         0.82           1.02       16.91
Balanced         11/30/01        $18.68     $ 0.31       $(0.48)      $(0.17)    $0.34        $1.59          $1.93      $16.58
Class C          11/30/02         16.58       0.18        (1.49)       (1.31)     0.20         0.96           1.16       14.11
                 11/30/03         14.11       0.08         1.82         1.90      0.09           --           0.09       15.92
                 11/30/04         15.92       0.13         1.29         1.42      0.14         0.36           0.50       16.84
                 11/30/05         16.84       0.16         0.87         1.03      0.19         0.82           1.01       16.86
Balanced         11/30/01        $18.63     $ 0.23       $(0.48)      $(0.25)    $0.28        $1.59          $1.87      $16.51
Class D          11/30/02         16.51       0.15        (1.51)       (1.36)     0.14         0.96           1.10       14.05
                 11/30/03         14.05       0.07         1.79         1.86      0.07           --           0.07       15.84
                 11/30/04         15.84       0.22         1.28         1.50      0.18         0.36           0.54       16.80
                 11/30/05         16.80       0.26         0.86         1.12      0.28         0.82           1.10       16.82
Capital          6/30/01         $30.48     $(0.10)      $(5.16)      $(5.26)    $  --        $2.22          $2.22      $23.00
Growth           6/30/02          23.00      (0.16)       (2.53)       (2.69)       --         1.61           1.61       18.70
Class A          6/30/03          18.70      (0.15)       (1.29)       (1.44)       --           --             --       17.26
                 6/30/04          17.26      (0.17)        2.34         2.17        --           --             --       19.43
                 6/30/05          19.43      (0.13)        0.49         0.36        --         0.37           0.37       19.42
                 Six Months
                 Ended 12/31/05
                 (Unaudited)      19.42      (0.07)        1.47         1.40        --         1.72           1.72       19.10
Capital Markets  03/10/03-
Income           11/30/03/(A)/   $10.00     $ 0.32       $ 1.23       $ 1.55     $0.30        $  --          $0.30      $11.25
Class A          11/30/04         11.25       0.40         0.65         1.05      0.48         0.00***        0.48       11.82
                 11/30/05         11.82       0.41        (0.15)        0.26      0.43         0.23           0.66       11.42
Capital Markets  03/10/03-
Income           11/30/03/(A)/   $10.00     $ 0.25       $ 1.25       $ 1.50     $0.26        $  --          $0.26      $11.24
Class B          11/30/04         11.24       0.31         0.64         0.95      0.39         0.00***        0.39       11.80
                 11/30/05         11.80       0.31        (0.15)        0.16      0.34         0.23           0.57       11.39
Capital Markets  03/10/03-
Income           11/30/03/(A)/   $10.00     $ 0.27       $ 1.25       $ 1.52     $0.27        $  --          $0.27      $11.25
Class C          11/30/04         11.25       0.32         0.63         0.95      0.40         0.00***        0.40       11.80
                 11/30/05         11.80       0.33        (0.14)        0.19      0.37         0.23           0.60       11.39


54 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively.

   This information, except with respect to the six-month period ended December 31, 2005 for the Capital Growth and Growth Leaders Funds, has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

                           Ratios/Supplemental Data



                                                                       Ratio of
                                       Ratio of          Ratio      net investment
                       Ratio of       expenses to       of net       income (loss)
         Net assets   expenses to     average net       income        to average
 Total    at end of     average      assets before     (loss) to   net assets before  Portfolio
return*    period         net           expense       average net  voluntary expense  turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%) assets (%)  reimbursements**(%) rate (%)
------- ------------- ----------- ------------------- ----------- ------------------- ---------
(0.14)    $216,950       1.15            1.15             2.58            2.58           124
(7.67)     188,386       1.21            1.21             2.06            2.06           159
14.75      214,533       1.21            1.21             1.53            1.53           242
10.12      231,599       1.17            1.17             1.73            1.73           220
7.36       239,882       1.14            1.14             1.93            1.93           187
(0.86)    $ 44,616       1.93            1.93             1.80            1.80           124
(8.35)      36,607       1.98            1.98             1.29            1.29           159
13.74       33,652       2.07            2.07             0.68            0.68           242
9.21        30,780       1.99            1.99             0.89            0.89           220
6.42        27,012       2.03            2.03             1.03            1.03           187
(1.06)    $  5,578       2.06            2.06             1.61            1.61           124
(8.47)       4,344       2.08            2.08             1.18            1.18           159
13.56        4,811       2.26            2.26             0.47            0.47           242
9.08         5,694       2.09            2.09             0.80            0.80           220
6.35         6,449       2.10            2.10             0.97            0.97           187
(1.52)    $  4,164       2.54            2.54             1.13            1.13           124
(8.82)       6,644       2.51            2.51             0.78            0.78           159
13.28        8,951       2.44            2.44             0.29            0.29           242
9.69        20,689       1.51            1.51             1.42            1.42           220
6.98        21,692       1.42            1.42             1.65            1.65           187
(18.36)   $221,630       1.53            1.53            (0.37)          (0.37)           57
(11.94)    191,395       1.63            1.63            (0.84)          (0.84)           66
(7.70)     229,756       1.68            1.68            (1.01)          (1.01)           51
12.57      217,178       1.64            1.64            (0.81)          (0.81)           47
1.85       174,818       1.69            1.69            (0.61)          (0.61)           63
4.99++     165,312       1.75            1.75            (0.73)          (0.73)           28++
15.61++   $ 38,147       1.17+           1.17+            3.94+           3.94+          131++
9.58        52,951       1.17            1.17             3.52            3.52           136
2.27        55,829       1.16            1.16             3.60            3.60           174
15.11++   $  8,782       1.93+           1.93+            3.21+           3.21+          131++
8.65        13,497       1.99            1.99             2.73            2.73           136
1.42        14,037       1.98            1.98             2.78            2.78           174
15.29++   $  5,771       1.60+           1.60+            3.49+           3.49+          131++
8.70         9,114       1.84            1.84             2.90            2.90           136
1.62         9,875       1.85            1.85             2.91            2.91           174


                                  Visit us online at www.sentinelfunds.com  55
                                                                    Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.



                                     Income From Investment Operations             Less Distributions
      -                             -----------------------------------  ---------------------------------------
                                                Net gains or
                                                 losses on
                Fiscal    Net asset    Net       securities              Dividends                               Net asset
                 year      value,   investment (both realized Total from (from net  Distributions                 value,
Fund/           (period   beginning   income        and       investment investment (from realized     Total      end of
Share Class     ended)    of period   (loss)    unrealized)   operations  income)       gains)     distributions  period
-----------   ----------  --------- ---------- -------------- ---------- ---------- -------------- ------------- ---------
Capital         11/30/01   $18.53     $ 0.03       $(3.26)      $(3.23)    $  --        $  --          $  --      $15.30
Opportunity^    11/30/02    15.30       0.07        (2.93)       (2.86)     0.01           --           0.01       12.43
Class A         11/30/03    12.43       0.10         1.35         1.45      0.06           --           0.06       13.82
                11/30/04    13.82       0.19         0.64         0.83      0.09           --           0.09       14.56
Capital         11/30/05    14.56       0.14         0.89         1.03      0.33           --           0.33       15.26
Opportunity^    11/30/01   $18.38     $(0.10)      $(3.22)      $(3.32)    $  --        $  --          $  --      $15.06
Class B         11/30/02    15.06      (0.06)       (2.89)       (2.95)       --           --             --       12.11
                11/30/03    12.11      (0.02)        1.31         1.29        --           --             --       13.40
                11/30/04    13.40       0.07         0.62         0.69        --           --             --       14.09
Capital         11/30/05    14.09      (0.02)        0.88         0.86      0.07           --           0.07       14.88
Opportunity^    11/30/01   $18.36     $(0.36)      $(3.22)      $(3.58)    $  --        $  --          $  --      $14.78
Class C         11/30/02    14.78      (0.18)       (2.80)       (2.98)       --           --             --       11.80
                11/30/03    11.80      (0.18)        1.22         1.04        --           --             --       12.84
                11/30/04    12.84      (0.03)        0.60         0.57        --           --             --       13.41
                11/30/05    13.41      (0.10)        0.87         0.77      0.02           --           0.02       14.16
Common          11/30/01   $41.22     $ 0.24       $(2.50)      $(2.26)    $0.27        $5.51          $5.78      $33.18
Stock Class A   11/30/02    33.18       0.22        (3.91)       (3.69)     0.18         3.61           3.79       25.70
                11/30/03    25.70       0.17         4.08         4.25      0.19           --           0.19       29.76
                11/30/04    29.76       0.23         3.53         3.76      0.15         2.13           2.28       31.24
                11/30/05    31.24       0.25         2.79         3.04      0.28         2.80           3.08       31.20
Common          11/30/01   $41.08     $(0.05)      $(2.48)      $(2.53)    $0.00***     $5.51          $5.51      $33.04
Stock Class B   11/30/02    33.04      (0.05)       (3.88)       (3.93)       --         3.61           3.61       25.50
                11/30/03    25.50      (0.08)        4.05         3.97      0.01           --           0.01       29.46
                11/30/04    29.46      (0.06)        3.49         3.43        --         2.13           2.13       30.76
                11/30/05    30.76      (0.01)        2.74         2.73      0.05         2.80           2.85       30.64
Common          11/30/01   $41.16     $(0.03)      $(2.54)      $(2.57)    $0.00***     $5.51          $5.51      $33.08
Stock Class C   11/30/02    33.08      (0.06)       (3.90)       (3.96)       --         3.61           3.61       25.51
                11/30/03    25.51      (0.14)        4.05         3.91      0.01           --           0.01       29.41
                11/30/04    29.41      (0.08)        3.48         3.40        --         2.13           2.13       30.68
                11/30/05    30.68      (0.07)        2.76         2.69      0.04         2.80           2.84       30.53
Government      11/30/01   $ 9.81     $ 0.57       $ 0.38       $ 0.95     $0.57        $  --          $0.57      $10.19
Securities      11/30/02    10.19       0.51         0.15         0.66      0.51           --           0.51       10.34
Class A         11/30/03    10.34       0.38         0.12         0.50      0.46           --           0.46       10.38
                11/30/04    10.38       0.39         0.10         0.49      0.45           --           0.45       10.42
                11/30/05    10.42       0.43        (0.21)        0.22      0.45           --           0.45       10.19
Growth           6/30/01   $12.26     $(0.06)      $(2.22)      $(2.28)    $  --        $0.09          $0.09      $ 9.89
Leaders          6/30/02     9.89      (0.10)       (0.92)       (1.02)       --           --             --        8.87
Class A          6/30/03     8.87      (0.08)       (0.70)       (0.78)       --           --             --        8.09
                 6/30/04     8.09      (0.09)        1.47         1.38        --           --             --        9.47
                 6/30/05     9.47      (0.08)       (0.08)       (0.16)       --           --             --        9.31
              Six
              Months
              Ended
              12/31/05
              (Unaudited)    9.31      (0.04)        0.83         0.79        --           --             --       10.10
High Yield      11/30/01   $ 7.76     $ 0.72       $(0.10)      $ 0.62     $0.72        $  --          $0.72      $ 7.66
Bond Class A    11/30/02     7.66       0.63        (0.18)        0.45      0.63           --           0.63        7.48
                11/30/03     7.48       0.63         0.71         1.34      0.62           --           0.62        8.20
                11/30/04     8.20       0.56         0.16#        0.72      0.57           --           0.57        8.35
                11/30/05     8.35       0.55        (0.46)        0.09      0.54           --           0.54        7.90
High Yield      11/30/01   $ 7.75     $ 0.69       $(0.09)      $ 0.60     $0.69        $  --          $0.69      $ 7.66
Bond Class B    11/30/02     7.66       0.59        (0.19)        0.40      0.59           --           0.59        7.47
                11/30/03     7.47       0.57         0.72         1.29      0.57           --           0.57        8.19
                11/30/04     8.19       0.51         0.14#        0.65      0.51           --           0.51        8.33
                11/30/05     8.33       0.48        (0.46)        0.02      0.47           --           0.47        7.88
High Yield      11/30/01   $ 7.78     $ 0.62       $(0.08)      $ 0.54     $0.62        $  --          $0.62      $ 7.70
Bond Class C    11/30/02     7.70       0.56        (0.19)        0.37      0.54           --           0.54        7.53
                11/30/03     7.53       0.55         0.72         1.27      0.54           --           0.54        8.26
                11/30/04     8.26       0.48         0.16#        0.64      0.48           --           0.48        8.42
                11/30/05     8.42       0.48        (0.46)        0.02      0.46           --           0.46        7.98


56 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
                                                                       Ratio of
                                       Ratio of          Ratio      net investment
                                      expenses to       of net       income (loss)
         Net assets    Ratio of       average net       income        to average
 Total    at end of   expenses to    assets before     (loss) to   net assets before  Portfolio
return*    period     average net       expense       average net  voluntary expense  turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%) assets (%)  reimbursements**(%) rate (%)
------- ------------- ----------- ------------------- ----------- ------------------- ---------
(17.43)  $   57,585      0.66            0.78             0.19            0.07            52
(18.73)      47,721      0.65            0.79             0.49            0.36            29
11.73        56,154      0.65            0.85             0.79            0.59            24
6.03         61,945      0.65            0.81             1.37            1.21            19
7.13         71,063      0.80            0.92             0.76            0.64            30
(18.06)  $   15,778      1.48            1.60            (0.63)          (0.75)           52
(19.59)      11,867      1.59            1.73            (0.44)          (0.58)           29
10.65        12,952      1.60            1.80            (0.16)          (0.36)           24
5.15         12,327      1.54            1.71             0.44            0.28            19
6.11         15,301      1.79            1.91            (0.23)          (0.36)           30
(19.50)  $      864      3.23            3.34            (2.37)          (2.48)           52
(20.16)         797      2.55            2.68            (1.39)          (1.52)           29
8.81          1,228      2.96            3.16            (1.53)          (1.73)           24
4.44          2,385      2.09            2.25             0.01           (0.15)           19
5.74          3,224      2.15            2.27            (0.58)          (0.70)           30
(6.43)   $1,129,290      1.06            1.06             0.66            0.66            65
(12.55)     889,066      1.02            1.02             0.76            0.76            55
16.67       979,837      1.08            1.08             0.62            0.62            76
13.19     1,042,308      1.05            1.05             0.76            0.76            57
10.51     1,071,523      1.05            1.05             0.83            0.83            26
(7.20)   $  112,871      1.86            1.86            (0.14)          (0.14)           65
(13.39)      80,772      1.96            1.96            (0.18)          (0.18)           55
15.57        72,163      2.03            2.03            (0.32)          (0.32)           76
12.12        61,909      1.99            1.99            (0.21)          (0.21)           57
9.49         53,970      1.99            1.99            (0.11)          (0.11)           26
(7.30)   $    6,987      1.91            1.91            (0.12)          (0.12)           65
(13.48)       5,018      2.02            2.02            (0.23)          (0.23)           55
15.32         5,774      2.24            2.24            (0.54)          (0.54)           76
12.03         6,530      2.06            2.06            (0.25)          (0.25)           57
9.41          9,585      2.09            2.09            (0.20)          (0.20)           26
9.96     $   73,046      0.85            1.00             5.68            5.53           379
6.70        107,121      0.86            1.01             4.72            4.56           452
4.85        102,713      0.95            0.98             3.62            3.59           576
4.80        104,738      0.98            0.98             3.78            3.78           473
2.08        204,868      1.02            1.02             4.09            4.09           505
(18.69)  $    7,134      1.75            3.10            (0.57)          (1.92)          117
(10.31)       6,623      1.75            3.28            (1.11)          (2.64)          138
(8.79)        9,280      1.75            3.09            (1.25)          (2.59)          154
17.06        10,916      1.75            2.58            (0.91)          (1.74)          172
(1.69)        7,936      1.75            3.00            (0.77)          (2.02)          200
2.54 ++       7,748      1.75            3.29            (0.78)          (2.32)         71++
8.34     $   22,215      1.28            1.28             9.21            9.21           148
6.09         40,181      1.25            1.25             8.35            8.35           111
18.71       110,431      1.19            1.19             7.85            7.85            86
9.09 #      149,886      1.16            1.16             6.83            6.83            78
1.11        107,308      1.22            1.22             6.67            6.67            73
8.06     $   44,300      1.68            1.68             8.84            8.84           148
5.49         47,552      1.71            1.71             7.88            7.88           111
17.87        45,061      1.96            1.96             7.22            7.22            86
8.14 #       31,471      2.08            2.08             5.97            5.97            78
0.18         21,510      2.14            2.14             5.75            5.75            73
7.22     $    1,810      2.45            2.45             7.88            7.88           148
5.00          4,208      2.27            2.27             7.20            7.20           111
17.54        13,143      2.17            2.17             6.93            6.93            86
8.03 #       13,921      2.13            2.13             5.89            5.89            78
0.23         10,529      2.17            2.17             5.72            5.72            73


                                  Visit us online at www.sentinelfunds.com  57
                                                                    Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.


                                         Income From Investment Operations              Less Distributions
      -                                -------------------------------------  --------------------------------------
                                                     Net gains or
                                                      losses on
                 Fiscal      Net asset    Net         securities              Dividends  Distributions               Net asset
                  year        value,   investment   (both realized Total from (from net      (from                    value,
Fund/            (period     beginning   income          and       investment investment   realized        Total      end of
Share Class      ended)      of period   (loss)      unrealized)   operations  income)      gains)     distributions  period
-----------   ---------      --------- ----------   -------------- ---------- ---------- ------------- ------------- ---------
International  11/30/01       $18.64     $ 0.12         $(2.16)      $(2.04)    $0.18        $3.21         $3.39      $13.21
Equity         11/30/02        13.21       0.17          (1.37)       (1.20)     0.14         0.04          0.18       11.83
Class A        11/30/03        11.83       0.16           2.09         2.25      0.19         0.07          0.26       13.82
               11/30/04        13.82       0.20          3.17 #        3.37      0.14           --          0.14       17.05
               11/30/05        17.05       0.21           1.56         1.77      0.17           --          0.17       18.65
International  11/30/01       $18.30     $(0.02)        $(2.13)      $(2.15)    $  --        $3.21         $3.21      $12.94
Equity Class   11/30/02        12.94       0.02          (1.35)       (1.33)       --         0.04          0.04       11.57
B              11/30/03        11.57       0.01           2.05         2.06      0.03         0.07          0.10       13.53
               11/30/04        13.53       0.06          3.07 #        3.13        --           --            --       16.66
               11/30/05        16.66       0.03           1.50         1.53        --           --            --       18.19
International  11/30/01       $18.47     $(0.08)        $(2.13)      $(2.21)    $  --        $3.21         $3.21      $13.05
Equity Class   11/30/02        13.05      (0.03)         (1.35)       (1.38)       --         0.04          0.04       11.63
C              11/30/03        11.63      (0.04)          2.07         2.03        --         0.07          0.07       13.59
               11/30/04        13.59      (0.01)         3.14 #        3.13        --           --            --       16.72
               11/30/05        16.72       0.01           1.52         1.53        --           --            --       18.25
Mid Cap        11/30/01       $18.97     $(0.14)        $(4.06)      $(4.20)    $  --        $2.14         $2.14      $12.63
Growth         11/30/02        12.63      (0.09)         (2.22)       (2.31)       --           --            --       10.32
Class A        11/30/03        10.32      (0.10)          3.42         3.32        --           --            --       13.64
               11/30/04        13.64      (0.12)          1.45         1.33        --           --            --       14.97
               11/30/05        14.97      (0.09)          0.93         0.84        --           --            --       15.81
Mid Cap        11/30/01       $18.39     $(0.27)        $(3.91)      $(4.18)    $  --        $2.14         $2.14      $12.07
Growth         11/30/02        12.07      (0.20)         (2.11)       (2.31)       --           --            --        9.76
Class B        11/30/03         9.76      (0.22)          3.20         2.98        --           --            --       12.74
               11/30/04        12.74      (0.24)          1.35         1.11        --           --            --       13.85
               11/30/05        13.85      (0.23)          0.85         0.62        --           --            --       14.47
Mid Cap        11/30/01       $18.86     $(0.33)        $(3.99)      $(4.32)    $  --        $2.14         $2.14      $12.40
Growth         11/30/02        12.40      (0.24)         (2.17)       (2.41)       --           --            --        9.99
Class C        11/30/03         9.99      (0.25)          3.27         3.02        --           --            --       13.01
               11/30/04        13.01      (0.30)          1.37         1.07        --           --            --       14.08
               11/30/05        14.08      (0.26)          0.86         0.60        --           --            --       14.68
Short          11/30/01       $ 9.56     $ 0.57         $ 0.15       $ 0.72     $0.57        $  --         $0.57      $ 9.71
Maturity       11/30/02         9.71       0.47           0.07         0.54      0.47           --          0.47        9.78
Government     11/30/03         9.78       0.22          (0.05)        0.17      0.41           --          0.41        9.54
Class A        11/30/04         9.54       0.29          (0.04)        0.25      0.42           --          0.42        9.37
               11/30/05         9.37       0.31          (0.21)        0.10      0.40           --          0.40        9.07
Short         03/03/05-
Maturity
Government
Class S        11/30/05/(B)/  $ 9.28     $ 0.21         $(0.15)      $ 0.06     $0.27        $  --         $0.27      $ 9.07
Small          11/30/01       $ 7.02     $(0.00)***     $ 0.33       $ 0.33     $  --        $1.74         $1.74      $ 5.61
Company        11/30/02         5.61      (0.02)         (0.37)       (0.39)       --         0.05          0.05        5.17
Class A        11/30/03         5.17      (0.02)          1.59         1.57        --           --            --        6.74
               11/30/04         6.74      (0.02)          1.19         1.17        --         0.09          0.09        7.82
               11/30/05         7.82      (0.03)          0.74         0.71        --         0.49          0.49        8.04
Small          11/30/01       $ 6.64     $(0.05)        $ 0.30       $ 0.25     $  --        $1.74         $1.74      $ 5.15
Company        11/30/02         5.15      (0.06)         (0.35)       (0.41)       --         0.05          0.05        4.69
Class B        11/30/03         4.69      (0.07)          1.44         1.37        --           --            --        6.06
               11/30/04         6.06      (0.08)          1.07         0.99        --         0.09          0.09        6.96
               11/30/05         6.96      (0.08)          0.65         0.57        --         0.49          0.49        7.04
Small         07/09/01-
Company        11/30/01/(C)/  $ 5.43     $(0.03)        $ 0.18       $ 0.15     $  --        $  --         $  --      $ 5.58
Class C        11/30/02         5.58      (0.07)         (0.37)       (0.44)       --         0.05          0.05        5.09
               11/30/03         5.09      (0.06)          1.55         1.49        --           --            --        6.58
               11/30/04         6.58      (0.08)          1.16         1.08        --         0.09          0.09        7.57
               11/30/05         7.57      (0.09)          0.71         0.62        --         0.49          0.49        7.70


58 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

                           Ratios/Supplemental Data



                                                                       Ratio of
                                       Ratio of          Ratio      net investment
                                      expenses to       of net       income (loss)
         Net assets    Ratio of       average net       income        to average
 Total    at end of   expenses to    assets before     (loss) to   net assets before  Portfolio
return*    period     average net       expense       average net  voluntary expense  turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%) assets (%)  reimbursements**(%) rate (%)
------- ------------- ----------- ------------------- ----------- ------------------- ---------
(13.51)  $   98,079      1.26            1.26             0.88            0.88            29
(9.21)       75,951      1.30            1.30             1.26            1.26            33
19.61        86,913      1.35            1.35             1.38            1.38            28
24.58 #     109,959      1.31            1.31             1.34            1.34            28
10.43       113,349      1.32            1.32             1.29            1.29            23
(14.36)  $   17,176      2.21            2.21            (0.08)          (0.08)           29
(10.31)      12,668      2.44            2.44             0.16            0.16            33
18.03        11,255      2.67            2.67             0.13            0.13            28
23.13 #      11,802      2.45            2.45             0.22            0.22            28
9.18         12,054      2.42            2.42             0.21            0.21            23
(14.59)  $    1,622      2.36            2.36            (0.43)          (0.43)           29
(10.61)       1,370      2.90            2.90            (0.25)          (0.25)           33
17.64         1,856      2.96            2.96            (0.24)          (0.24)           28
23.03 #       3,394      2.54            2.54             0.17            0.17            28
9.15          2,867      2.49            2.49             0.18            0.18            23
(24.45)  $  148,973      1.27            1.27            (0.99)          (0.99)           88
(18.29)     109,161      1.31            1.31            (0.80)          (0.80)          230
32.17       137,019      1.31            1.31            (0.98)          (0.98)          116
9.75        147,021      1.24            1.24            (0.90)          (0.90)           98
5.61        166,181      1.25            1.25            (0.60)          (0.60)          160
(25.20)  $   33,322      2.27            2.27            (2.00)          (2.00)           88
(19.14)      24,321      2.30            2.30            (1.79)          (1.79)          230
30.53        28,615      2.47            2.47            (2.13)          (2.13)          116
8.71         26,608      2.20            2.20            (1.86)          (1.86)           98
4.48         24,820      2.30            2.30            (1.65)          (1.65)          160
(25.33)  $    2,447      2.61            2.61            (2.36)          (2.36)           88
(19.44)       1,675      2.65            2.65            (2.15)          (2.15)          230
30.23         1,951      2.72            2.72            (2.39)          (2.39)          116
8.22          2,873      2.61            2.61            (2.27)          (2.27)           98
4.26          4,869      2.50            2.50            (1.84)          (1.84)          160
7.74     $   92,410      0.77            1.15             5.90            5.52           141
5.68        257,690      0.77            1.09             3.81            3.49            74
1.79        367,541      0.81            1.06             2.24            1.99           119
2.64        322,431      0.91            1.07             3.06            2.90           136
1.09        259,386      1.06            1.09             3.39            3.36           113
0.58++   $   18,323      1.45+           1.45+            3.21+           3.21+          113++
6.85     $  211,052      1.21            1.21            (0.06)          (0.06)           58
(7.03)      310,172      1.22            1.22            (0.27)          (0.27)           54
30.37       689,720      1.20            1.20            (0.29)          (0.29)           36
17.54     1,063,847      1.12            1.12            (0.31)          (0.31)           53
9.67      1,092,186      1.13            1.13            (0.31)          (0.31)           64
5.77     $   42,110      2.12            2.12            (0.98)          (0.98)           58
(8.06)       58,931      2.14            2.14            (1.19)          (1.19)           54
29.21       102,522      2.16            2.16            (1.24)          (1.24)           36
16.52       144,580      2.04            2.04            (1.23)          (1.23)           53
8.79        147,266      2.01            2.01            (1.19)          (1.19)           64
2.76++   $    1,890      2.45+           2.45+           (1.56)+         (1.56)+          58++
(7.97)       25,153      2.19            2.19            (1.25)          (1.25)           54
29.27        90,383      2.03            2.03            (1.13)          (1.13)           36
16.58       165,175      1.93            1.93            (1.12)          (1.12)           53
8.75        157,861      1.94            1.94            (1.12)          (1.12)           64


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                                                                    Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.



                                Income From Investment Operations            Less Distributions
                                ---------------------------------- --------------------------------------
                                           Net gains or
                                            losses on
                                            securities
             Fiscal   Net asset    Net        (both                Dividends  Distributions               Net asset
              year     value,   investment   realized   Total from (from net      (from                    value,
             (period  beginning   income       and      investment investment   realized        Total      end of
Fund         ended)   of period   (loss)   unrealized)  operations  income)      gains)     distributions  period
----         -------- --------- ---------- ------------ ---------- ---------- ------------- ------------- ---------
U.S.Treasury 11/30/01   $1.00    $0.0361       $--       $0.0361    $0.0361        $--         $0.0361      $1.00
Money Market 11/30/02    1.00     0.0115        --        0.0115     0.0115         --          0.0115       1.00
Class A      11/30/03    1.00     0.0032        --        0.0032     0.0032         --          0.0032       1.00
             11/30/04    1.00     0.0038        --        0.0038     0.0038         --          0.0038       1.00
             11/30/05    1.00     0.0198        --        0.0198     0.0198         --          0.0198       1.00
U.S.Treasury 11/30/01   $1.00    $0.0340       $--       $0.0340    $0.0340        $--         $0.0340      $1.00
Money Market 11/30/02    1.00     0.0089        --        0.0089     0.0089         --          0.0089       1.00
Class B      11/30/03    1.00     0.0022        --        0.0022     0.0022         --          0.0022       1.00
             11/30/04    1.00     0.0015        --        0.0015     0.0015         --          0.0015       1.00
             11/30/05    1.00     0.0169        --        0.0169     0.0169         --          0.0169       1.00



(A) Commenced operations March 10, 2003.

(B) Commenced operations March 3, 2005. First public offering March 4, 2005.

(C) Commenced operations July 9, 2001.

^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

+   Annualized.

++  Not annualized.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2) to the financial statements.

*** Represents less than $.005 or $(0.005) of average daily shares outstanding.

# On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:



                                                       Impact on    Impact on
                                                      net realized total return
                                        Reimbursement    gains         (%)
                                        ------------- ------------ ------------
International Equity Fund - A..........   $566,981       $0.09         0.66
International Equity Fund - B..........     62,699        0.08         0.59
International Equity Fund - C..........     15,951        0.09         0.66
High Yield Bond Fund - A...............      2,801        0.00         0.00
High Yield Bond Fund - B...............        837        0.00         0.00
High Yield Bond Fund - C...............        308        0.00         0.00



On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD settling this matter.


60 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

                           Ratios/Supplemental Data



                                                                          Ratio of net
                                                           Ratio of     investment income
                          Ratio of   Ratio of expenses to net income  (loss) to average net
  Total    Net assets at expenses to  average net assets   (loss) to      assets before     Portfolio
 return*   end of period average net    before expense    average net   voluntary expense   turnover
   (%)     (000 omitted) assets (%)  reimbursements**(%)  assets (%)   reimbursements**(%)  rate (%)
 -------   ------------- ----------- -------------------- ----------- --------------------- ---------
3.64         $118,894       0.69             0.69            3.56              3.56            --
1.15           97,136       0.73             0.73            1.16              1.16            --
0.32           79,511       0.78             0.79            0.32              0.31            --
0.38           79,107       0.75             0.77            0.38              0.37            --
2.00           82,961       0.78             0.80            1.99              1.97            --
3.43         $  6,311       0.89             0.89            3.21              3.21            --
0.89            9,948       0.88             0.88            0.86              0.86            --
0.22            5,946       0.87             1.09            0.24              0.02            --
0.15            4,543       0.98             1.21            0.15             (0.09)           --
1.70            3,880       1.07             1.37            1.66              1.37            --


                                  Visit us online at www.sentinelfunds.com  61
                                                                    Prospectus

The Sentinel Funds

Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

   The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

   The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

   You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds

One National Life Drive
Montpelier, VT 05604

Investment Advisor

Sentinel Advisors Company
One National Life Drive
Montpelier, VT 05604

Principal Underwriter

Sentinel Financial Services Company
One National Life Drive
Montpelier, VT 05604

Transfer Agent,
Shareholder Servicing
Agent and Administrator

Sentinel Administrative Services Company
One National Life Drive*
Montpelier, VT 05604
800-282-FUND (3863)

Counsel

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Custodian and Dividend Paying Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

* All mail and correspondence should be sent to:

Sentinel Administrative Services Company
P. O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 00214, and #811- 04781.


62 For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Prospectus

[LOGO] Sentinel Funds
       Independent thinking
       since 1934

Sentinel Tax-Free Funds

PROSPECTUS
Prospectus dated March 30, 2006

Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Tax-Free Income Fund

This prospectus contains information you should know before investing, including information about risks.

Please read it before you invest and keep it for future reference.

The New York Tax-Free Income Fund and the Pennsylvania Tax-Free Trust are registered and offered for sale in limited jurisdictions. Please call us for more information.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Funds . National Life Drive . Montpelier, VT 05604

This page left blank intentionally.

2     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

Table of Contents

What Are Each Fund's Investment Objectives And Principal Investment
Strategies?                                                                  4

What Are Each Fund's Principal Investment Risks?                             7

How Has Each Fund Performed?                                                10

What Are Each Fund's Fees And Expenses?                                     12

More Information About Share Classes                                        13

How Can I Buy, Sell, Exchange And Transfer Fund Shares?                     15

How Are The Funds Priced?                                                   20

Dividends, Capital Gains and Taxes                                          21

Who Manages the Funds?                                                      22

Financial Highlights                                                        24

The Privacy Policy of the Sentinel Funds, Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company ("Sentinel") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

                                  Visit us online at www.sentinelfunds.com    3
                                                                     Prospectus

What Are Each Fund's Investment Objectives And Principal Investment Strategies?

Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel believes it is necessary under adverse conditions to take a temporary defensive position, each Fund may depart significantly or completely from its principal investment strategies. The New York Tax-Free Income and Pennsylvania Tax-Free Funds are "non-diversified" funds as defined in the Investment Company Act of 1940, as amended. The Tax-Free Income Fund is "diversified" as defined in the Investment Company Act of 1940, as amended.

   You can find additional information about the securities and investment techniques used by the Funds, including a description of each Funds' other fundamental investment policies, in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. All other investment strategies and policies described in the Prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

The New York Tax-Free Income Fund seeks high current interest income exempt from federal income tax and New York City and New York State personal income tax, while seeking to control risk.

The New York Tax-Free Income Fund normally invests at least 80% of its total assets in tax-exempt New York obligations. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund normally invests in investment-grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from New York State and City personal income tax, excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax. Normally these bonds will have remaining maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds.

   Normally, the Fund invests in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. It may also purchase bonds in the lower rating categories (below Baa3 for Moody's and below BBB- for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 5% of the Fund's total assets may be invested in lower-rated New York municipal bonds.

   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The New York Tax-Free Income Fund is principally subject to the following types of risks: general fixed-income securities, derivatives, illiquid securities, lower-quality bonds, municipal lease, non-diversified, not guaranteed, related projects, state-specific, taxability, temporary defensive position and U.S. territory-specific risks.

4     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal income tax, while seeking to control risk.

The Pennsylvania Tax-Free Trust normally invests at least 80% of its net assets in tax-exempt Pennsylvania obligations. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund normally invests in investment grade-municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from Pennsylvania personal income tax, excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax.

   The Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel. At least 75% of the Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Fund may invest up to 25% of its total assets in bonds in the fourth highest rating category of Moody's and Standard and Poor's. The Fund cannot invest in "junk" municipal obligations.

   If Sentinel anticipates a rise in interest rates, the Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's. Temporary defensive investments may prevent the Fund from achieving its investment objective(s).

   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Pennsylvania Tax-Free Trust is principally subject to the following types of risks: general fixed-income securities, derivatives, illiquid securities, lower-quality bonds, municipal lease, non-diversified, not guaranteed, related projects, state-specific, taxability, temporary defensive position and U.S. territory-specific risks.

                                  Visit us online at www.sentinelfunds.com    5
                                                                     Prospectus

The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk.

The Tax-Free Income Fund normally invests at least 80% of its total assets in municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund invests mainly in investment-grade municipal bonds. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

   Normally, the Fund invests in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. It may also purchase bonds in the lower rating categories (below Baa3 for Moody's and below BBB- for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 5% of the Fund's total assets may be invested in lower-rated municipal bonds.

   The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

   The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

   The Tax-Free Income Fund is principally subject to the following types of risks: general fixed-income securities, derivatives, illiquid securities, lower-quality bonds, municipal lease, not guaranteed, related projects, taxability, temporary defensive position and U.S. territory-specific risks.

Disclosure of Portfolio Securities

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information. Each Fund's month-end top ten holdings are posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.

6     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

What Are Each Fund's Principal Investment Risks?

We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel will consider, among other things, the market price, credit risk, and general market conditions.

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Illiquid Securities Risk. Lower-quality bonds may become illiquid. The Funds will not be able to readily resell illiquid bonds. The inability to sell these bonds at the most opportune time may negatively affect a Fund's net asset value.

Lower-quality bonds are subject to higher risk than highly rated bonds.

Lower-Quality Bonds Risk. The lower-quality bonds in which the New York Tax-Free Income and Tax-Free Income Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

Municipal Lease Risk. Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Funds.

Non-diversified Risk. Each of the New York Tax-Free Income and Pennsylvania Tax-Free Funds is non-diversified

                                  Visit us online at www.sentinelfunds.com    7
                                                                     Prospectus
funds, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities. As a result, these Funds may be more affected by the performance of a particular security than a fund investing in a broader range of securities.

Not Guaranteed Risk. None of the Funds is guaranteed or insured by the U.S. government. The value of the Fund's shares is expected to fluctuate.

Related Projects Risk. Because the Funds invest in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy productions), they bear the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

State-specific Risk. Each of the New York Tax-Free Income and Pennsylvania Tax-Free Funds is more susceptible to factors adversely affecting New York or Pennsylvania governmental entities, respectively, and the municipal bond market of that area than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the net asset value of the Funds' shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

New York. The New York economy is expected to see continued, albeit slower, growth in 2006 and beyond. A strong housing market and solid securities industry performance have been key drivers of economic activity in New York. Much of the recent strength in the drivers of the New York economy has stemmed from an extended period of low long-term interest rates. Rising interest rates tend to have a more negative impact on New York than on the nation as a whole, as rising interest rates imply both a reduction in the affordability of housing and lower future corporate earnings. Higher energy prices and global instability also loom large as risks to equity market performance.

Pennsylvania. Pennsylvania has historically been identified as a heavy industry state. That reputation has changed over the last thirty years and the Commonwealth's business environment readjusted to reflect a more diversified economic base. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. The fiscal 2006 General Fund budget assumes, in part, that trends in the Pennsylvania economy will maintain their close association with national trends.

   Sentinel does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high-quality New York or Pennsylvania municipal bonds. Because these Funds focus on investment-grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower-quality New York or Pennsylvania municipal bonds.

Taxability Risk. Each of the New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds intends to minimize the payment of taxable income to shareholders by investing in municipal bonds in reliance on an opinion of bond counsel that the interest paid will be excludable from gross income for federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that an affected Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities, and possible penalties and interest. If any municipal bond held by one of these Funds is deemed to pay interest subject to federal income tax, the affected Fund will attempt to dispose

8     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus
of the security as soon as practicable. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the federal alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes are expected to comprise less than 20% of each of the Funds' total assets.

Periodically the Funds may be less than fully invested.

Temporary Defensive Position Risk. If a Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U. S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s). The interest on municipal bonds issued by states other than your state of residence is exempt only from federal personal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money-market instruments is generally fully subject to both federal and any applicable state personal income taxes.

U.S. Territory-specific Risks. Each of the Funds is susceptible to some extent to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal and, in certain circumstances, state and local taxes.

Guam: Guam's economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs. Natural disasters and a decrease in U.S. military operations may have a negative impact on Guam's economy and Guam's issuers.

Puerto Rico: Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives may be phased out, which may decrease Puerto Rico's competitive advantage for attracting new business, and negatively affect Puerto Rico's economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

U.S. Virgin Islands: The U.S. Virgin Islands' economy is heavily dependent on tourism for both revenue and employment and continued favorable U.S. tax laws. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands' tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Island issuers.

   The Funds are appropriate for investors who are comfortable with the risks described here. The Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

                                  Visit us online at www.sentinelfunds.com    9
                                                                     Prospectus

How Has Each Fund Performed?

The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years.

   Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel New York Tax-Free Income
Inception: 1995
Total Return (%)

3.0 10.4 6.8 -4.7 14.3 4.1 10.0 4.8 2.4 1.6
 96   97  98   99   00  01   02  03  04  05

During the period(s) shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 5.67% (quarter ended December, 2000) and the lowest return for a quarter was -2.56% (quarter ended June, 2004)

Sentinel Tax-Free Income
Inception: 1990
Total Return (%)

2.6 9.3 5.8 -3.8 11.6 3.7 9.4 3.0 1.6 1.9
 96  97  98   99   00  01  02  03  04  05

During the period(s) shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 5.52% (quarter ended September, 2002) and the lowest return for a quarter was -2.73% (quarter ended June, 2004).

Sentinel Pennsylvania Tax-Free
Inception: 1986
Total Return (%)


3.2 7.8 5.0 -4.2 12.0 3.1 9.6 3.8 1.5 1.7
 96  97  98   99   00  01  02  03  04  05

During the period(s) shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.12% (quarter ended December,
2000) and the lowest return for a quarter was -2.75% (quarter ended June, 2004).

10     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

Average Annual Total Return

The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each Fund, the average annual return after taxes on distributions for each Fund and the average annual total return after taxes on distributions and redemption for each Fund. The returns include the effect of the maximum sales charge. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2005 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2005.

Index returns reflect no deduction for fees, expenses or taxes.

                                                                  Past 10 Years
                                                   Past    Past      / Since
For the periods ended December 31, 2005          One Year 5 Years   Inception
---------------------------------------          -------- ------- -------------
New York Tax-Free Income Fund
Return Before Taxes: Class A....................  -2.48    3.69       4.72
Return After Taxes on Distributions:
Class A.........................................  -2.61    3.66       4.68
Return After Taxes on Distributions and Sale of
  Fund Shares:
Class A/1/......................................  -0.25    3.73       4.68
Lehman Municipal Bond Index/2/..................   3.51    5.59       5.71
Pennsylvania Tax-Free Trust
Return Before Taxes: Class A....................  -2.42    3.03       3.91
Return After Taxes on Distributions:............
Class A.........................................  -2.69    2.96       3.78
Return After Taxes on Distributions and Sale of
  Fund Shares:
Class A/1/......................................  -0.15    3.11       3.89
Lehman Municipal Bond Index/2/..................   3.51    5.59       5.71
Tax-Free Income Fund
Return Before Taxes: Class A....................  -2.25    3.02       3.98
Return After Taxes on Distributions:
Class A.........................................  -2.75    2.85       3.79
Return After Taxes on Distributions and Sale of
  Fund Shares:
Class A/1/......................................   0.37    3.15       3.97
Lehman Municipal Bond Index/2/..................   3.51    5.59       5.71

/1/ 1 Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.

/2/ The Lehman Municipal Bond Index Computed is composed of approximately 60% revenue bonds and 40% state government obligations.

                                 Visit us online at www.sentinelfunds.com    11
                                                                     Prospectus

What Are Each Fund's Fees And Expenses?

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):

 Class A Shares:
 Maximum Sales Charge (Load) Imposed on
   Purchases
 (as a percentage of offering price):..... 4.00%
 Maximum Deferred Sales Charge (Load)..... None/1/
 Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends................... None
 Redemption Fees.......................... None/1/
 Exchange Fees............................ None/2/

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                          Other Expenses
                                           --------------------------------------------
                          Management 12b-1    Accounting and             Total Other        Total Annual
Fund/Class                  Fee/3/    Fee  Administrative Costs Other Operating Expenses Operating Expenses
----------                ---------- ----- -------------------- ----- ------------------ ------------------
New York Tax-Free Income
Class A..................    0.50%   0.20%         0.03%        0.19%        0.22%              0.92%
Pennsylvania Tax-Free
Class A..................    0.55%   0.20%         0.04%        0.46%        0.50%              1.25%
Tax-Free Income
Class A..................    0.50%   0.20%         0.03%        0.22%        0.25%              0.95%

/1/ If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

/2/ If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

/3/ The New York Tax-Free Income and Tax-Free Income Funds pay an advisory fee at the 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. The Pennsylvania Tax-Free Fund pays an advisory fee at the rate of 0.55% per annum on the first $50 million of the Fund's average daily net assets; 0.50% per annum on the next $50 million of such assets and 0.45% per annum on such assets over $100 million.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

   Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

Fund/Class               1 year 3 years 5 years 10 years
----------               ------ ------- ------- --------
New York Tax-Free Income
Class A.................    490     682     889    1,486
Pennsylvania Tax-Free
Class A.................    522     781   1,059    1,851
Fund/Class.............. 1 year 3 years 5 years 10 years
Tax-Free Income
Class A.................    493     691     904    1,520
Fund/Class.............. 1 year 3 years 5 years 10 years

12     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

More Information About Share Classes

Class A Shares

Class A shares are generally subject to a front-end sales charge

The Funds offer only Class A shares. For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5% of the offering price (4.17% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

                                          Sales charge as
                                         a percentage of:
                                        ------------------
                                        offering net amount   Dealer
Sale Size                                price    invested  Reallowance
---------                               -------- ---------- -----------
$0 to $99,999..........................   4.00%     4.17%      4.00%
$100,000 to $249,999...................   3.50%     3.63%      3.25%
$250,000 to $499,999...................   2.50%     2.56%      2.25%
$500,000 to $999,999...................   2.00%     2.04%      1.75%
$1,000,000 or more.....................    -0-       -0-        -0-

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.0% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a .5% CDSC if redeemed in the second year and no CDSC thereafter. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate dealer compensation and CDSCs. For partial redemptions of shares purchased prior to March 30, 2006 and for complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services Company, the Funds' transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $25,000. You may qualify for quantity discounts based on the current offering price of the total of all classes of shares in any Sentinel Fund (other than the U.S. Treasury Money Market Fund) purchased at any time in the past, if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services Company for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services Company, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services Company and/or your financial adviser or other financial intermediary may not be able to maintain this information.

                                 Visit us online at www.sentinelfunds.com    13
                                                                     Prospectus

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

  . current and former Directors/Trustees of the Funds and predecessors to the Funds;

  . current and retired employees and Directors of the general partners of Sentinel and their affiliates;

  .   directors, employees and clients of the Funds' sub-advisors;

  . directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel and/or Sentinel Financial Services Company;

  . registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

  . members of the immediate families of, or survivors of, all of these individuals;

  . non-profit organizations with which any of these persons are actively involved;

  .   purchasers who are investing section 403(b) loan principal repayments; or

  . former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each as series of The Bramwell Funds, Inc., who received Class A shares of the Capital Growth or Growth Leaders Funds, respectively, in the reorganization. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

  . investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;

  . clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

  . investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, Sentinel Financial Services Company may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);

   If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

   Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com.

14     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans. Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. Each Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of 0.20% of the Fund's average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Other Matters Relating to Distribution of Fund Shares

Equity Services, Inc, an affiliate of Sentinel, receives a dealer reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds' shares.

   Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

How Can I Buy, Sell, Exchange and Transfer Fund Shares?

Purchasing Shares

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Check

To purchase shares by check, make your check payable to the "Sentinel __________ Fund" or "Sentinel Funds" and mail it to:

   Sentinel Administrative Services Company
   P.O. Box 1499
   Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services Company receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Administrative Services Company. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services Company on any business day are available to the Fund on the next business day.

                                 Visit us online at www.sentinelfunds.com    15
                                                                     Prospectus

By Dealer Wire

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account simply by phoning Sentinel Administrative Services Company, or accessing our automated telephone system known as "OnCall 24."

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services Company.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services Company.

Investment Minimums

 Regular Accounts
 ----------------
Initial Subsequent Automatic Investment Plan/1/
------- ---------- ---------------------------
$1,000     $50                 $50

/1/  These also apply to investments through the Payroll Savings Plan.

The Funds are not available for investment in retirement accounts. These investment minimums apply to accounts held on the Funds' records.
Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Mail

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services Company with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services Company's requirements.

By Dealer Wire

For the convenience of shareholders, Sentinel Financial Services Company, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

By Telephone

If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services Company at 1-800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

   Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption

16     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus
instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

   Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting

You may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by check-writing are taxable transactions. Sentinel Administrative Services Company provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Administrative Services Company or by providing appropriate instructions in writing to Sentinel Administrative Services Company. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals. New purchases must remain in an account for 15 days before they can be exchanged to another Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares

Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC.

                                 Visit us online at www.sentinelfunds.com    17
                                                                     Prospectus

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services Company representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S. and its territories, they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. Territories or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address even if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

Redemption Proceeds

Normally, Sentinel Administrative Services Company will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

Share Certificates

The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services Company's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services Company at its office at National Life Drive, Montpelier, Vermont.

Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an

18     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus
annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Service Fees

Express Mail Deliveries ..................... $       15.00
Federal Funds Wire .......................... $       20.00
Bounced check-writing checks................. $       25.00
Bounced check received for deposit........... $       25.00
Excessive Trading Fee........................ 2% of amount
                                              exchanged or
                                              redeemed

Excessive Trading Policy

Excessive trading, or market timing by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

   With respect to shares held on the books of third party intermediaries, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' frequent trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

   Investors may invest in the Funds if they engage in certain types of regular transactions that do not constitute excessive trading and are not adverse to the Funds. Such transactions include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model and pre-authorized withdrawals.

   The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.

                                 Visit us online at www.sentinelfunds.com    19
                                                                     Prospectus

How Are The Funds Priced?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

  . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

  . Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

   In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, which potentially affect the value of foreign securities, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

   The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

   The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's NAV.

20     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income monthly. For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

   You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-3863.

   You will pay tax on any dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.

   If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

   By law, your dividends of ordinary income, capital gains distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

   The Funds will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. Each of the Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, the Funds may invest up to 20% of their assets in investments which generate income that is not excludable from gross income for federal income tax purposes as well as investments that may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any long-term capital gains distributed by these Funds will normally be taxable as capital gains. However, gain derived from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

   Distributions from the New York Tax-Free Income Fund that are attributable to interest income received from New York municipal bonds will be exempt from New York State and New York City personal income tax, in addition to federal income taxes, for New York State and City residents. Distributions from the Pennsylvania Tax-Free Fund that are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax, in addition to federal income tax, for Pennsylvania residents.

   Distributions from the Pennsylvania Tax-Free Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Tax-Free Fund will be exempt from Pennsylvania county personal property taxes to the extent the value of such shares is attributable to Pennsylvania municipal bonds and qualifying U.S. government obligations held by the Pennsylvania Tax-Free Fund on the annual assessment date.

   If the New York Tax-Free Income and Pennsylvania Tax-Free Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions (or value, in the case of personal property taxes) may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

                                 Visit us online at www.sentinelfunds.com    21
                                                                     Prospectus

   There is a possibility that events occurring after the date of issuance of a security, or after each of the New York Tax-Free Income, Pennsylvania Tax-Free or Tax-Free Income Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

   This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Who Manages The Funds?

Who Manages The Funds?

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel has the responsibility for making all investment decisions for the Funds.

   Sentinel is a partnership of Sentinel Asset Management Advisors, Inc. and Sentinel Asset Management, Inc., both subsidiaries of the National Life Holding Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604.

   The Funds' investment advisory contracts call for the Funds to pay Sentinel' fees, which were, for the fiscal year ended November 30, 2005:

New York Tax-Free Income Fund............................................ 0.50%
Pennsylvania Tax-Free Trust.............................................. 0.55%
Tax-Free Income Fund..................................................... 0.50%

A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contracts is available in the Funds' Annual Report for the fiscal year ended November 30, 2005.

Portfolio Managers

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Robert L. Lee. The Small-Cap Team is headed by Charles
C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

   Kenneth J. Hart manages the Funds. Mr. Hart has been with Sentinel or its affiliates since 1988 and is a Vice President of Sentinel. He has managed the New York Tax-Free Income Fund since 1995, the Pennsylvania Tax-Free Trust since 1993 and the Tax-Free Income Fund since 1990.

   The Funds' Statement of Additional Information provides additional information about Mr. Hart's compensation, the other accounts he manages and his ownership of securities in the Funds.

   Sentinel is a partnership whose partners are Sentinel Asset Management, Inc. ("SAM") (an indirectly wholly owned subsidiary of the National Life Holding Company) and Sentinel Asset Management Advisors, Inc. (a wholly owned subsidiary of SAM). Sentinel Financial Services Company is a partnership whose partners are SAM and Sentinel Financial Services, Inc. (a wholly owned subsidiary of SAM). Sentinel Administrative Services Company is a partnership whose partners are SAM and Sentinel Administrative Services, Inc. (a wholly owned subsidiary of SAM). In 2006, Sentinel, Sentinel Financial Services Company and Sentinel Administrative Services Company are expected to assign their contracts with the Funds to SAM, Sentinel Financial Services, Inc. and Sentinel Administrative Services, Inc., respectively. This assignment is expected to have no material impact on the Funds, the personnel providing services, or the services provided.

22     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

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                                 Visit us online at www.sentinelfunds.com    23
                                                                     Prospectus

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.

   This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

                                         Income From Investment Operations             Less Distributions
                                        ------------------------------------ ---------------------------------------
                                                    Net gains or
                                                     losses on
                     Fiscal   Net asset    Net       securities              Dividends                               Net asset
                      year     value,   investment (both realized Total from (from net  Distributions                 value,
Fund/                (period  beginning   income        and       investment investment (from realized     Total      end of
Share Class          ended)   of period   (loss)    unrealized)   operations  income)       gains)     distributions  period
-----------          -------- --------- ---------- -------------- ---------- ---------- -------------- ------------- ---------
New York............ 11/30/01  $11.59     $0.57        $ 0.45       $1.02      $0.57        $  --          $0.57      $12.04
Tax-Free............ 11/30/02   12.04      0.52          0.21        0.73       0.52           --           0.52       12.25
Income.............. 11/30/03   12.25      0.47          0.31        0.78       0.47           --           0.47       12.56
Class A............. 11/30/04   12.56      0.45         (0.20)       0.25       0.45           --           0.45       12.36
                     11/30/05   12.36      0.43         (0.21)       0.22       0.43           --           0.43       12.15
Pennsylvania........ 11/30/01  $12.46     $0.54        $ 0.41       $0.95      $0.54        $  --          $0.54      $12.87
Tax-Free............ 11/30/02   12.87      0.49          0.20        0.69       0.49           --           0.49       13.07
Trust............... 11/30/03   13.07      0.46          0.25        0.71       0.46           --           0.46       13.32
Class A............. 11/30/04   13.32      0.41         (0.22)       0.19       0.41           --           0.41       13.10
                     11/30/05   13.10      0.40         (0.19)       0.21       0.40         0.07           0.47       12.84
Tax-Free............ 11/30/01  $12.90     $0.62        $ 0.42       $1.04      $0.62        $  --          $0.62      $13.32
Income.............. 11/30/02   13.32      0.58          0.06        0.64       0.58           --           0.58       13.38
Class A............. 11/30/03   13.38      0.52          0.14        0.66       0.52           --           0.52       13.52
                     11/30/04   13.52      0.43         (0.20)       0.23       0.43         0.04           0.47       13.28
                     11/30/05   13.28      0.45         (0.25)       0.20       0.45         0.24           0.69       12.79

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2) to the financial statements.

24     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

                                     Ratios/Supplemental Data
                                                                       Ratio of net
                                                        Ratio of     investment income
                       Ratio of   Ratio of expenses to net income  (loss) to average net
 Total  Net assets at expenses to  average net assets   (loss) to      assets before     Portfolio
return* end of period average net    before expense    average net   voluntary expense   turnover
  (%)   (000 omitted) assets (%)  reimbursements**(%)  assets (%)   reimbursements**(%)  rate (%)
------- ------------- ----------- -------------------- ----------- --------------------- ---------
 8.90      $23,275       0.37             0.93            4.71             4.14               4
 6.19       26,560       0.52             0.93            4.27             3.86              13
 6.49       32,478       0.68             0.89            3.81             3.60               5
 2.01       29,035       0.87             0.91            3.58             3.54               8
 1.78       29,020       0.92             0.92            3.49             3.49              49
 7.68      $29,362       1.07             1.19            4.16             4.05               8
 5.49       31,411       1.14             1.14            3.79             3.79              23
 5.51       29,420       1.18             1.18            3.44             3.44               9
 1.41       27,452       1.24             1.24            3.07             3.07              11
 1.63       25,649       1.25             1.25            3.10             3.10              40
 8.15      $72,771       0.74             0.95            4.62             4.41              21
 4.92       72,498       0.75             0.95            4.33             4.13              30
 4.97       69,380       0.85             0.91            3.81             3.74              63
 1.71       59,374       0.93             0.93            3.23             3.23              21
 1.53       49,117       0.95             0.95            3.42             3.42             108

                                 Visit us online at www.sentinelfunds.com    25
                                                                     Prospectus

The Sentinel Funds

Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

   The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

   The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

   You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
One National Life Drive
Montpelier, VT 05604

Investment Advisor
Sentinel Advisors Company
One National Life Drive
Montpelier, VT 05604

Principal Underwriter
Sentinel Financial Services Company
One National Life Drive
Montpelier, VT 05604

Transfer Agent,
Shareholder Servicing Agent and Administrator
Sentinel Administrative Services Company
One National Life Drive*
Montpelier, VT 05604
800-282-FUND (3863)

Counsel
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Custodian and Dividend Paying Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

*  All mail and correspondence should be sent to:

   Sentinel Administrative Services Company
   P. O. Box 1499
   Montpelier, VT 05601-1499

Investment Company Act files #811- 214, and #811- 4781.

26     For information and assistance call your Financial Advisor or Investor
Services at 1-800-282-FUND (3863)
Prospectus

                      STATEMENT OF ADDITIONAL INFORMATION


                                March 30, 2006


                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)

Sentinel Balanced Fund ("Balanced Fund")


Sentinel Capital Growth Fund ("Capital Growth Fund")

Sentinel Capital Markets Income Fund ("Capital Markets Income Fund")


Sentinel Capital Opportunity Fund ("Capital Opportunity Fund")

Sentinel Common Stock Fund ("Common Stock Fund")

Sentinel Government Securities Fund ("Government Securities Fund")


Sentinel Growth Leaders Fund ("Growth Leaders Fund")


Sentinel High Yield Bond Fund ("High Yield Bond Fund")

Sentinel International Equity Fund ("International Equity Fund")

Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund")

Sentinel New York Tax-Free Income Fund ("New York Tax-Free Income Fund")

Sentinel Pennsylvania Tax-Free Trust ("Pennsylvania Tax-Free Fund")

Sentinel Short Maturity Government Fund ("Short Maturity Government Fund")

Sentinel Small Company Fund ("Small Company Fund")

Sentinel Tax-Free Income Fund ("Tax-Free Income Fund")

Sentinel U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")


Each of Sentinel Group Funds, Inc. ("Company") and the Pennsylvania Tax-Free Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fifteen separate and distinct funds, thirteen of which are diversified (the Growth Leaders Fund and the New York Tax-Free Income Fund being non-diversified), and the Pennsylvania Tax-Free Fund is a separate, non-diversified fund. The fifteen funds of the Company and the Pennsylvania Tax-Free Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". Each Fund included in this statement of additional information is described in one of two Prospectuses, each of which is dated March 30, 2006 (each a "Prospectus" and collectively "Prospectuses"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company ("Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are subsidiaries of the National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Fund's Prospectus. Each Prospectus, which has been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2005 have been incorporated by reference into this Statement of Additional Information. The Annual and Semi-Annual Reports can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into each Fund's Prospectus.

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
THE FUNDS.................................................................   3
FUNDAMENTAL INVESTMENT POLICIES...........................................   4
NON-FUNDAMENTAL INVESTMENT POLICIES.......................................   7
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS..............  12
MANAGEMENT OF THE FUNDS...................................................  24
PORTFOLIO MANAGERS........................................................  31
PRINCIPAL SHAREHOLDERS....................................................  32
THE INVESTMENT ADVISOR....................................................  34
PROXY VOTING PROCEDURES...................................................  39
PRINCIPAL UNDERWRITER.....................................................  41
THE DISTRIBUTION PLANS....................................................  42
THE FUND SERVICES AGREEMENTS..............................................  45
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................  46
PORTFOLIO TURNOVER........................................................  49
CAPITALIZATION............................................................  49
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES...........................  50
ISSUANCE OF SHARES AT NET ASSET VALUE.....................................  50
DETERMINATION OF NET ASSET VALUE..........................................  50
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2005...............  51
TAXES.....................................................................  52
SHAREHOLDER SERVICES......................................................  57
REGULATORY MATTERS........................................................  59
GENERAL INFORMATION.......................................................  60
FINANCIAL STATEMENTS......................................................  60
APPENDIX A: Bond Ratings.................................................. A-1
APPENDIX B: Economic and Other Conditions in New York..................... B-1
APPENDIX C: Economic and Financial Conditions in Pennsylvania............. C-1
APPENDIX D: Proxy Voting Procedures....................................... D-1

                                   THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

The Pennsylvania Tax-Free Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which were at the time affiliates of Provident Mutual Life Insurance Company of Philadelphia.


On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and U.S. Treasury Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively.


On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Bond Fund as a new series of the Company. On
June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company. Prior to July 1, 2002, the International Equity Fund was known as the World Fund. On December 12, 2002, the Board of Directors of the Company authorized the creation of the Capital Markets Income Fund as a new series of the Company. On December 11, 2003, the Board of Directors of the Company authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities, Mid Cap Growth and Flex Cap Opportunity Funds, respectively, and the Flex Cap Opportunity Fund changed its name to the Capital Opportunity Fund.


On November 14, 2005, the Board of Directors of the Company authorized the creation of the Capital Growth Fund and Growth Leaders Fund as new series of the Company. In 2006, the Bramwell Growth and Bramwell Focus Funds, each series of The Bramwell Funds, Inc., reorganized into the Capital Growth Fund and Growth Leaders Funds, respectively.

                        FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund's principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. Each Fund (except the Pennsylvania Tax-Free Fund) may not:

  . Borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

  .   Purchase securities on margin;

  .   Deal in real estate;

  .   Act as an underwriter of securities issued by others;

  . Purchase from or sell to any officer, director or employee of the Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;

  . Invest in oil, gas or other mineral exploration or development programs or leases;

  . Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;

  .   Invest for the purposes of exercising control or management; or

  .   Make short sales of securities.

The Balanced Fund also:

  . May not invest more than 25% of its assets in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  . May not invest in restricted securities (except 144A securities that are deemed liquid);

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

  .   May not invest in illiquid securities.


The Capital Growth Fund also:

  . May not invest more than 25% of its assets in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities;

  .   May not invest more than 15% of net assets in illiquid securities; and

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.


The Capital Markets Income Fund also:

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  . May not invest more than 25% of its assets in securities of companies within a single industry; and

  .   May not invest more than 15% of its assets in illiquid securities.

The Capital Opportunity Fund also:

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

The Common Stock Fund also:

  . May not invest more than 25% in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities;

  .   May not invest in illiquid securities; and

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Government Securities Fund also:

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities; and

  .   May not invest in illiquid securities.


The Growth Leaders Fund also:

  . May not invest more than 25% in securities of companies within a single industry;

  .   May not invest in restricted securities; and

  .   May not invest more than 15% of net assets in illiquid securities.


The High Yield Bond Fund also:



  . May not invest more than 25% in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

  .   May not invest more than 15% of net assets in illiquid securities.

The International Equity Fund also:

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities;

  .   May not invest in illiquid securities;

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

  . May not invest more than 25% of its assets in securities of companies within a single industry.

The Mid Cap Growth Fund also:

  . May not invest more than 25% of its assets in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities;

  .   May not invest in illiquid securities; and

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The New York Tax-Free Income Fund also:



  . Must invest at least 80% of its net assets in tax-exempt New York obligations;

  .   May not invest in illiquid securities; and

  .   May not invest in restricted securities.

The Short Maturity Government Fund also:



  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities; and

  .   May not invest in illiquid securities.

The Small Company Fund also:



  . May not invest more than 25% of its assets in securities of companies within a single industry;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;



  .   May not invest in restricted securities;

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

  .   May not invest in illiquid securities.

The Tax-Free Income Fund also:

  .   Invests at least 80% of its net assets in securities of municipal issuers;

  . May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  .   May not invest in restricted securities;

  . May not invest more than 25% of its assets in securities of companies within a single industry;

  . May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and

  .   May not invest in illiquid securities.

The U.S. Treasury Money Market Fund also:

  .   May not invest in restricted securities

  .   Must meet the requirements of Rule 2a-7 under the 1940 Act.


The Pennsylvania Tax-Free Fund may not:

  . Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein;

  . Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies;

  . Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting;

  .   Purchase securities of companies for the purpose of exercising control;

  . Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets;

  . Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts;

  . Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts;

  . Invest in or sell interests in oil, gas or other mineral exploration development programs; and

  . Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

For purposes of the Funds' fundamental policy, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards.


                      NON-FUNDAMENTAL INVESTMENT POLICIES


Non-fundamental investment policies are established and may be changed by the Board of Directors of Sentinel Group Funds, Inc. or the Board of Trustees of the Pennsylvania Tax-Free Fund (collectively, "Board"). The following are the Funds' non-fundamental investment policies.


To the extent a Fund invests in these derivatives, it will observe the following limitations:

  . It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

  . It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.

  . It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

  . It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

  . It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

  . It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

  . It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

  . When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

  . When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

The Balanced Fund:

  .   Must invest at least 25% of its assets in bonds;

  .   Must invest at least 25% of its assets in common stocks;

  . May only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;



  .   May not invest more than 5% of its total assets in derivative positions;

  . May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics); and

  .   May not invest more than 25% of its net assets in repurchase agreements.


The Capital Growth Fund

  .   May not invest more than 5% of its total assets in derivative positions;

  . May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant;

  . May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and

  .   May not invest more than 25% of its net assets in repurchase agreements.


The Capital Markets Income Fund:


  . Must invest at least 20% of its assets in domestic investment-grade securities;


  . May only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;

  . May not invest more than 35% of its assets in securities denominated in each of the Euro, the Pound Sterling and the Yen;

  . May not invest more than 10% of its assets in securities denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar;

  . May not invest more than 5% of its assets in securities denominated in any one other foreign currency;

  . May not invest more than 35% of its assets in foreign investment-grade government debt securities;

  . May not invest more than 35% of its assets in equity or equity-related securities;

  . May not invest more than 35% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);

  . May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and

  .   May not invest more than 25% of its net assets in repurchase agreements.

The Capital Opportunity Fund:

  . Normally, invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market;

  . May only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;


  .   May not invest more than 5% of its assets in exchange-traded funds;

  . May, under normal conditions, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, securities issued or guaranteed by the U.S. Government, commercial paper and repurchase agreements.


  . May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant;



  .   May not invest in illiquid securities;

  .   May not invest in restricted securities; and

  . May not invest more than 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers).

The Common Stock Fund:



  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days' prior written notice of such change;



  . May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and

  .   May not invest more than 25% of its net assets in repurchase agreements.

The Government Securities Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;


  . May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

  .   May not invest more than 25% of its net assets in repurchase agreements.

The Growth Leaders Fund:

  .   May not invest more than 5% of its total assets in derivative positions;

  . May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant;

  . May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and


  .   May not invest more than 25% of its net assets in repurchase agreements.

The High Yield Bond Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in high-yield bonds, unless the Fund provides its shareholders with 60 days' prior written notice of such change;


  . May not invest more than 20% of its net assets in securities rated below CCC by Standard and Poor's or the equivalent;


  .   May not invest more than 20% of its total assets in common stocks;


  . May not invest more than 25% of its net assets in the securities of foreign issuers, although only where they are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars; and


  .   May not invest more than 25% of its net assets in repurchase agreements.

The International Equity Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days' prior written notice of such change;

  .   May not invest more than 40% of its assets in any one country;


  .   Must normally be invested in ten or more foreign countries;

  .   May not invest more than 20% of its total assets in emerging markets;


  . Must invest at least 75% of its total assets are invested in securities of non-U.S. issuers;

  . May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States.


  . May not invest in convertible or debt securities rated below Baa by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's; and




  .   May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Growth Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;


  .   and


  .   May not invest more than 25% of its net assets in repurchase agreements.

The New York Tax-Free Income Fund :

  .   May not invest more than 25% of its net assets in repurchase agreements;

  . May not invest more than 20% of its net assets in short-term New York municipal bonds;



  . May invest up to 100% of its assets in short-term debt obligations for temporary defensive reasons if the Fund's investment advisor anticipates a rise in interest rates; and

  . May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics).

The Pennsylvania Tax-Free Fund may not:

  .   May not invest more than 25% of its net assets in repurchase agreements;

  . Must invest at least 75% of its assets in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of the Fund's investment advisor, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper;


  . May not invest in municipal bonds rated below Baa3/BBB- or their equivalent;


  . May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities;

  .   May not invest more than 5% of its total assets in derivative positions;

  . May invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds that are rated in one of the two highest categories of either Standard & Poor's or Moody's as a temporary defensive position if the Fund's investment advisor anticipates a rise in interest rates; and

  . May not invest more than 25% of its total assets in securities rated in the fourth rating category by a nationally recognized statistical rating organization (or, if not rated, the Advisor determines possesses similar credit characteristics).

The Short Maturity Government Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

  . May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

  .   May not invest more than 25% of its net assets in repurchase agreements.

The Small Company Fund:

  . May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

  .   May not invest more than 5% of its total assets in derivative positions;

  . May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics); and

  .   May not invest more than 25% of its net assets in repurchase agreements.

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

The Tax-Free Income Fund:

  . May not invest more than 5% of its total assets in lower-rated municipal bonds;

  .   May not invest more than 5% of its total assets in derivative positions;

  . May invest up to 100% of its assets in short-term debt obligations for temporary defensive reasons if the Fund's investment advisor anticipates a rise in interest rates; and

  .   May not invest more than 25% of its net assets in repurchase agreements.

The U.S. Treasury Money Market Fund:


  . May not change its policy of investing, under normal circumstances, at least 80% of its net assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;


  .   May not invest more than 5% of its total assets in derivative positions;


  . May not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities; and


  .   May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

In order to permit the sale of Pennsylvania Tax-Free Fund shares in certain states, the Pennsylvania Tax-Free Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Tax-Free Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

         ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS



Derivative Transactions

General. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.


The Balanced, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities,
(b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.


Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The Capital Markets Income Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.


Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.


Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.


Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds. Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.


Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Capital Markets Income Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

The International Equity and Capital Markets Income Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Advisor or Evergreen Investment Management Company, LLC ("Evergreen") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.

Foreign Securities. Before foreign securities are purchased for Funds other than the International Equity and Capital Markets Income Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Illiquid and Restricted Securities. The High Yield Bond Fund and the Capital Markets Income Fund may invest in Rule 144A Securities and corporate loans; however, each of the High Yield Bond Fund's and the Capital Markets Income Fund's investment in illiquid securities is limited to 15% of its net assets. The Balanced Fund may not invest in illiquid securities, except Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 ("Securities Act"), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Balanced, High Yield Bond Fund and the Capital Markets Income Fund for the purpose of determining whether Rule 144A Securities and, for the High Yield Bond and Capital Markets Income Funds, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A Securities by the Balanced, Capital Markets Income and High Yield Bond Funds, and corporate loans by the High Yield Bond Fund and the Capital Markets Income Fund.

To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.


Initial Public Offerings. From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the Advisor believes the investment is appropriate and desirable for that client. In making this judgment, the Advisor may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Advisor contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Advisor also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Advisor may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Advisor may make different investment decisions for different clients about the same IPO.

A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.


Lower-Quality Securities. The High Yield Bond Fund may invest without limitation, the Capital Markets Income Fund may invest up to 35% of its assets, the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Tax-Free

Income Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A
- "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the High Yield Bond Fund and the Capital Markets Income Fund, investments in such securities will be made only when, in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Free Income Fund, the New York Tax-Free Income Fund and the Pennsylvania Tax-Free Fund (collectively, the "Tax-Free Funds") may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Free Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Free Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Free Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

Non-Diversified Fund. The Growth Leaders, New York Tax-Free Income and Pennsylvania Tax-Free Funds are non-diversified under the 1940 Act. Therefore, each Fund could invest all of its assets in securities of a single issuer. However, each Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, these Funds are more susceptible to economic, political and regulatory developments and the change in value of any one security will have a greater effect on the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

Real Estate Investment Trusts. The Small Company Fund may invest in real estate investment trusts ("REIT"). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended ("Code") lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Capital Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Capital Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Securities Lending Program. In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

Short-Hold Trading Strategy. The High-Yield Bond Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

State-Specific Investments. Because under normal conditions the New York Tax-Free Income Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. The New York economy suffered more than the nation as a whole during the recession, due to the September 11, 2001 devastation of downtown New York City and the importance of the finance and tourism industries to the New York economy. Only now are there signs of an economic turnaround. In every year, many uncertainties exist in the forecast of the national and New York economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with New York personal income tax receipts, are finance sector bonus income and capital gains realizations. There are several risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as postponement of investment plans by businesses. The Advisor does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York municipal bonds. See Appendix B--"Economic Conditions in New York" for additional information regarding these factors.

Because the Pennsylvania Tax-Free Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

Tax-Exempt Obligations. The Tax-Free Funds may invest in municipal obligations that constitute "private activity bonds" under the Code, which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Free Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Tax-Free Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

Tax-exempt obligations held by the Tax-Free Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Free Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Free Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

The Pennsylvania Tax-Free Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Tax-Free Income Fund will attempt to invest 100% of its assets in New York obligations. Pennsylvania obligations and New York obligations are generally those the interest from which, in the opinion of the issuer's bond counsel, is excludable from gross income for federal income tax purposes and is exempt from Pennsylvania, and New York State and City, personal income taxes, respectively. As a matter of fundamental policy, the Pennsylvania and New York Tax-Free Income Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Tax-Free Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Tax-Free Income Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Tax-Free Income Funds may invest not more than 20% of their assets in obligations, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but not exempt from New York or Pennsylvania personal income tax, as applicable (such as obligations issued by states other than Pennsylvania or New York, respectively) or conversely is exempt only from Pennsylvania or New York personal income taxes, respectively, but not excludable from gross income for federal income tax purposes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Free Funds may make temporary investments in high-quality obligations, the interest on which is not excludable from gross income for federal income tax purposes or for the New York Tax-Free Income Fund and the Pennsylvania Tax-Free Fund, the respective state and local personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, such as Treasury bills, notes, and bonds; the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business

Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

Variable or Floating Rate Notes. The Tax-Free Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Free Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Free Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes and, in the case of the New York and Pennsylvania Tax-Free Funds, exempt from New York State and City, or Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

When Issued Purchases. The High Yield, Capital Markets Income, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor or Evergreen, the subadvisor to the Capital Markets Income Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.


                            MANAGEMENT OF THE FUNDS


The officers of the Company and the Pennsylvania Tax-Free Fund run the day-to-day operations of the Funds under the supervision of the Board, which consist of the same eleven individuals ("Directors/Trustees"). The Advisor, under agreements with the Company and the Pennsylvania Tax-Free Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services ofEvergreen with respect to the Capital Markets Income Fund. See "The Investment Advisor", below.

During the fiscal year ended November 30, 2005, the Audit, Compliance and Pricing Committee ("Audit Committee") of each Board, which is each comprised of four Directors/Trustees who are not deemed an "interested person", as defined in the 1940 Act ("Independent Directors"), held six meetings. The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds ("CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the Investment Company Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.

The Governance, Contracts and Nominating Committee ("Governance Committee") of the Board held four meetings during the fiscal year ended November 30, 2005. With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, the Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisors and other principal service providers. When considering nominations, each Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company or the Pennsylvania Tax-Free Fund, as applicable. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of the advisors to the Funds (including any subadvisors), the distributor, and the administrative services providers.

Biographical Information. The Independent Directors are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors/Trustees oversees all of the 16 mutual funds that make up the Sentinel Funds, which is comprised of the fifteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Fund. Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Board after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute.



                         Position and Length of Principal Occupation(s)        Public
Name, Address, Age       Time Served            During Past Five Years         Directorships
------------------       ---------------------- ------------------------------ ---------------------------
John D. Feerick (69)      Director/Trustee,     Fordham University School of   Wyeth (a pharmaceutical
140 West 62nd Street      since 1984            Law - Professor of Law since   company) - Director, since
New York, NY 10023                              1982; Dean, from 1982 to       1987; Group Health
                                                2002; NYS Commission on        Incorporated - Director,
                                                Judicial Elections, since      since 1999; American Irish
                                                2003; Special Master of        Historical Society
                                                Family Homelessness in NYC -   (Executive Committee),
                                                from 2003 to 2005; Judicial    since 2002; Archdiocese of
                                                Referee on School Funding -    New York (Charter
                                                2004; American Arbitration     Committee since 2002 and
                                                Association, past Chairman of  Realignment Committee
                                                the Board                      since 2005)

Richard I. Johannesen,    Director/Trustee,     Retired - Bond Market
Jr. (71)                  since 1994; Audit,    Research Department, Salomon
National Life Drive       Compliance &          Brothers Inc. - Vice
Montpelier, VT 05604      Pricing Committee     President and Manager
                          Chair, since 2004

Keniston P. Merrill (69)  Director/Trustee,     Retired - Formerly Advisor     Mary Hitchcock Memorial
National Life Drive       since 1987; Chair,    Chair and Chief Executive      Hospital - Trustee, 1995 -
Montpelier, VT 05604      1990-1997             Officer                        2005; Dartmouth
                                                                               Hitchcock Alliance -
                                                                               Trustee, 1995 - 2005

Deborah G. Miller (56)    Director/Trustee,     Ascendent Systems (a voice     Libby Glass - Director,
National Life Drive       since 1995            and messaging systems          since 2003; Wittenberg
Montpelier, VT 05604                            company) - Chief Executive     University - Director since
                                                Officer, since 2005;           1998
                                                Enterprise Catalyst Group (a
                                                management consulting firm )
                                                - Chief Executive Officer,
                                                since 2003; iCEO LLC (an
                                                employment agency ) - Chief
                                                Executive Officer 2000 to 2003

John Raisian, Ph.D. (56)  Director/Trustee,     Hoover Institution at
Hoover Institution        since 1996            Stanford University -
Stanford University                             Economist, since 1986
Serra and Galvez Streets
Stanford, CA 94305-
6010

Nancy L. Rose (47)        Director/Trustee,     Massachusetts Institute of     CRA International,
National Life Drive       since 2003            Technology - Professor of      Inc. (a consulting firm) -
Montpelier, VT 05604                            Economics, since 1985;         Director, since 2004
                                                National Bureau of Economic
                                                Research - Director of
                                                Industrial Organization
                                                Research Program, since 1990

Richard H. Showalter      Director/Trustee,     Dartmouth-Hitchcock Alliance
(58)                      since 2003; Lead      and Mary Hitchcock Memorial
National Life Drive       Independent Director  Hospital - Senior Vice
Montpelier, VT 05604      since 2005            President and Chief Financial
                                                Officer, since 1985;
                                                Dartmouth-Hitchcock Clinic -
                                                Senior Vice President and
                                                Chief Financial Officer,
                                                since 1999;
                                                Dartmouth-Hitchcock Medical
                                                Center - Treasurer, since 1995

Susan M. Sterne (60)      Director/Trustee,     Economic Analysis Associates,
5 Glen Court              since 1990            Inc. - President, since 1979
Greenwich,
CT 06830

Angela E. Vallot (49)     Director/Trustee,     Vallot Consultants -
370 Riverside Drive,      since 1996;           President, since 2004;
Apt. 15E                  Governance,           Colgate-Palmolive Company (a
New York, NY 10025        Contracts &           consumer products company ) -
                          Nominating Chair,     Vice President - 2001 to
                          since 2004            2003; Texaco, Inc. (an
                                                integrated energy company ) -
                                                Director of Diversity, 1997
                                                to 2001

Certain biographical and other information relating to the Directors/Trustees who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of the Sentinel Funds, which include the fifteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Fund. Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Board after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Board.



                           Position and Length of Principal Occupation(s)   Public
Name, Address, Age         Time Served            During Past Five Years    Directorships
------------------         ---------------------- ------------------------  ------------------
Thomas H. MacLeay (56)     Chair, since 2003;     National Life Holding     Sentinel Variable
National Life Drive        Chief Executive        Company (a mutual         Products Trust (7)
Montpelier, VT 05604       Officer 2003-2005      insurance company) and
                                                  National Life - Chairman
                                                  of the Board, President
                                                  and Chief Executive
                                                  Officer, since 2002;
                                                  President and Chief
                                                  Operating Officer, 1996
                                                  to 2001; Sentinel
                                                  Variable Products Trust
                                                  - Chairman, since 2004;
                                                  Chief Executive Officer,
                                                  2004 to 2005

Christian W. Thwaites (48) President, Chief       Sentinel Asset            None
National Life Drive        Executive Officer and  Management, Inc.
Montpelier, VT 05604       Director/              ("SAM"), Advisor -
                           Trustee, since 2005    President & Chief
                                                  Executive Officer, since
                                                  2005; National Life -
                                                  Executive Vice
                                                  President, since 2005;
                                                  Sentinel Variable
                                                  Products Trust -
                                                  President and Chief
                                                  Executive Officer, since
                                                  2005; Skandia Global
                                                  Funds - Chief Executive
                                                  Officer, 1996 to 2004

Thomas P. Malone (50)      Vice President and     Sentinel Administrative   N/A
National Life Drive        Treasurer, since 1997; Service Company ("SASC")
Montpelier, VT 05604       Assistant Vice         - Vice President, since
                           President, 1990 to     1997; Sentinel Variable
                           1997                   Products Trust - Vice
                                                  President and Treasurer,
                                                  since 2000

John K. Landy              Vice President, since  SASC - Senior Vice        N/A
(46) National Life Drive   2002                   President, since 2004;
Montpelier, Vermont                               Vice President, 1997 to
05604                                             2004; Sentinel Variable
                                                  Products Trust - Vice
                                                  President, since 2004

Scott G. Wheeler           Assistant Vice         SASC - Assistant Vice     N/A
(40) National Life Drive   President and          President, since 1998;
Montpelier, Vermont        Assistant Treasurer,   Sentinel Variable
05604                      since 1998             Products Trust -
                                                  Assistant Vice President
                                                  and Assistant Treasurer,
                                                  since 2004

Kerry A. Jung (32)         Secretary, since 2005  National Life - Senior    N/A
National Life Drive                               Counsel, since 2005;
Montpelier, VT 05604                              Sentinel Variable
                                                  Products Trust -
                                                  Secretary, since 2005;
                                                  Equity Services, Inc.;
                                                  Advisor; SAM; SFSC; SASC
                                                  - Counsel, since 2005;
                                                  Strong Financial
                                                  Corporation - Managing
                                                  Counsel, 2004-2005;
                                                  Associate Counsel, 2000
                                                  to 2004

D. Russell Morgan (50)     Chief Compliance       Advisor, SAM, National    N/A
National Life Drive        Officer, since 2004;   Life Variable Products
Montpelier, Vermont        Secretary, 1988-2004   Separate Accounts -
05604                                             Chief Compliance
                                                  Officer, since 2004;
                                                  Sentinel Variable
                                                  Products Trust - Chief
                                                  Compliance Officer,
                                                  since 2004; Secretary,
                                                  2000 - 2004; National
                                                  Life - Assistant General
                                                  Counsel, 2001 to 2004;
                                                  Senior Counsel, 2000 to
                                                  2001; Equity Services,
                                                  Inc. - Counsel, 1986 to
                                                  2004; Advisor, SAM,
                                                  SFSC, SASC - Counsel,
                                                  1993 to 2004

Mr. MacLeay is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of the National Life Holding Company.
Mr. Thwaites is an interested person of the Funds because he is also President and Chief Executive Officer of the Advisor and SAM. The officers and Directors/Trustees of the Company and the Pennsylvania Tax-Free Fund who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director/Trustee who is not an affiliate of the Advisor is paid an annual fee of $20,500 plus $2,450 for each meeting attended. Effective December 8, 2005, the Lead Independent Director is paid an additional $12,000 annual fee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Prior to March 10, 2005, if the Audit Committee held a meeting on a day on which there was not a meeting of the full Board, each member of the Audit Committee who attended the meeting was paid $500. Directors/Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2005 to the officers and Directors/Trustees as a group was $571,270.

The following table sets forth for the fiscal year ended November 30, 2005 compensation paid by the Company and by the Pennsylvania Tax-Free Fund to the Independent Directors and the Chief Compliance Officer of the Funds:



                                                             Pension or Pension or
                                                             Retirement Retirement    Total
                                                 Aggregate    Benefits   Benefits  Compensation
                                                Compensation  Accrued    Accrued   From Company
                                                    From         as         as         and
                                  Aggregate     Pennsylvania  Part of    Part of   Pennsylvania
                                 Compensation     Tax-Free      Fund      Trust      Tax-Free
Name                            from Company/1/   Fund/1/     Expense    Expense       Fund
----                            --------------  ------------ ---------- ---------- ------------
John D. Feerick................    $ 40,750        $3,900        None      None      $ 44,650
Richard I. Johannesen/2/.......      43,750         3,900        None      None        47,650
Keniston P. Merrill............      40,250         3,900        None      None        44,150
Deborah G. Miller/3/...........      40,250         3,900        None      None        44,150
D. Russell Morgan/4/...........     115,247           700     $20,120     $ 125       136,192
John Raisian/3/................      40,250         3,900        None      None        44,150
Nancy L. Rose/3/...............      40,750         3,900        None      None        44,650
Richard H. Showalter, Jr./3/...      40,750         3,900        None      None        44,650
Susan M. Sterne................      38,000         3,700        None      None        41,700
Angela E. Vallot/2, 3/.........      43,250         3,900        None      None        47,150


/1/ The Advisor and/or an affiliate paid the portion of the compensation attributable to the November 2005 special meeting.

/2/ Mr. Johannesen is Chair of the Audit Committee, and Ms. Vallot is Chair of the Governance Committee.

/3/ As of November 30, 2005, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $135,875, for Mr. Raisian is $44,945, for Ms. Rose is $22,288, for Mr. Showalter is $43,498, and for Ms. Vallot is $181,059.

/4/  Mr. Morgan was also reimbursed out-of-pocket business expenses.

Share Ownership. Information relating to each Director's/Trustee's share ownership in the Funds as of December 31, 2005 is set forth in the chart below. The dollar ranges are as follows:


A............................. None
B............................. $1 to $10,000
C............................. $10,001 to $50,000
D............................. $50,001 to $100,000
E............................. over $100,000

   For purposes of the chart below, the Funds are designated as follows


BL  -   Balanced Fund
CG  -   Capital Growth Fund
CM  -   Capital Markets Income Fund
CO  -   Capital Opportunity Fund
CS  -   Common Stock Fund
GL  -   Growth Leaders Fund
GS  -   Government Securities Fund
HY  -   High Yield Bond Fund
IE  -   International Equity Fund
MC  -   Mid Cap Growth Fund
MM  -   U.S. Treasury Money Market Fund
NY  -   New York Tax-Free Income Fund
PA  -   Pennsylvania Tax-Free Fund
SC  -   Small Company Fund
SM  -   Short Maturity Government Fund
TF  -   Tax-Free Income Fund

Name                                           Fund       All Funds/1/
----                                     ---------------- -----------
Interested Director:

Thomas H. MacLeay/2, 3/................. BL - A    IE - E      E
                                         CG - A/4/ MC - E
                                         CM - A    MM - B
                                         CO - E    NY - A
                                         CS - E    SC - E
                                         GL - A/4/ SM - A
                                         GS - E    TF - A
                                         HY - A

Christian W. Thwaites/2, 3/............. BL - A    IE - B      C
                                         CG - A/4/ MC - B
                                         CM - A    MM - A
                                         CO - A    NY - A
                                         CS - B    SC - A
                                         GL - A/4/ SM - A
                                         GS - B    TF - A
                                         HY - A

Independent Director:

John D. Feerick......................... BL - A    IE - E      E
                                         CG - A/4/ MC - C
                                         CM - A    MM - A
                                         CO - C    NY - A
                                         CS - D    SC - E
                                         GL - A/4/ SM - A
                                         GS - A    TF - A
                                         HY - A

Richard I. Johannesen, Jr............... BL - A    IE - A      C
                                         CG - A/4/ MC - A
                                         CM - A    MM - C
                                         CO - A    NY - A
                                         CS - A    SC - A
                                         GL - A/4/ SM - C
                                         GS - A    TF - A
                                         HY - A

Keniston P. Merrill..................... BL - A    IE - A      E
                                         CG - A/4/ MC - A
                                         CM - A    MM - E
                                         CO - A    NY - A
                                         CS - A    SC - A
                                         GL - A/4/ SM - A
                                         GS - A    TF - A
                                         HY - A

Deborah G. Miller/3/.................... BL - A    IE - D      E
                                         CG - A/4/ MC - A
                                         CM - A    MM - A
                                         CO - B    NY - A
                                         CS - A    SC - D
                                         GL - A/4/ SM - A
                                         GS - B    TF - A
                                         HY - A

John Raisian/4/......................... BL - A    IE - B      C
                                         CG - A/4/ MC - C
                                         CM - A    MM - A
                                         CO - B    NY - A
                                         CS - B    SC - C
                                         GL - A/4/ SM - A
                                         GS - A    TF - A
                                         HY - B

Nancy L. Rose........................... BL - B    IE - B      D
                                         CG - A/4/ MC - B
                                         CM - A    MM - A
                                         CO - B    NY - A
                                         CS - B    SC - C
                                         GL - A/4/ SM - B
                                         GS - A    TF - A
                                         HY - B

Richard H. Showalter/3/................. BL - A    IE - B      C
                                         CG - A/4/ MC - C
                                         CM - A    MM - A
                                         CO - C    NY - A
                                         CS - A    SC - C
                                         GL - A/4/ SM - A
                                         GS - B    TF - A
                                         HY - A

Susan M. Sterne......................... BL - A    IE - A      C
                                         CG - A/4/ MC - A
                                         CM - A    MM - A
                                         CO - A    NY - A
                                         CS - C    SC - A
                                         GL - A/4/ SM - A
                                         GS - A    TF - A
                                         HY - A

Angela E. Vallot/3/..................... BL - B    IE - D      E
                                         CG - A/4/ MC - C
                                         CM - A    MM - A
                                         CO - A    NY - A
                                         GL - A/4/ SC - D
                                         CS - C    SM - A
                                         GS - C    TF - A
                                         HY - B



/1/ Does not include ownership in the Capital Growth or Growth Leaders Funds, which were first offered for sale in March 2006.

/2/ Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life's 401(k) plan. These positions were included when calculating the dollar ranges shown.

/3/ These Directors/Trustees indirectly invested in the Funds through a deferred compensation plan, which is included in the above.

/4/  These Funds were first offered for sale in March 2006.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

                              PORTFOLIO MANAGERS

Portfolio Manager Compensation.


Advisor. All portfolio managers of non-subadvised Funds are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Ms. Schapiro recently began managing the International Equity Fund, her performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz, Ms. Bramwell and Ms. Schapiro is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for the National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Ms. Schapiro also receives as additional compensation a portion of the advisory fees earned by the Advisor on the International Equity Fund for a limited period of time. Ms. Bramwell also receives for the five years beginning in 2006 a 20% share of the advisory fees earned on the assets of any separately managed accounts she manages.


Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.


Evergreen. Investment professionals' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component (portfolio managers-75%, analysts-65%, traders-50%) and a subjective evaluation component (portfolio managers-25%, analysts-35%, traders-50%). The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark
(typically a broad-based index or universe of external funds or managers with similar characteristics). In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. An investment professional has the opportunity to maximize the investment component of the incentive payout by generating performance at the 25th percentile level.

In determining the subjective evaluation component of the bonus, each investment professional is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

Funding for the Evergreen incentive plans is derived from a formula based on the net profitability of the firm on an annual basis. Incentive plan funds are then allocated to each line of business. Incentives payments to individuals can be a meaningful part of their overall compensation package. All investment professionals are eligible to participate in the incentive plan. A portion of incentives is deferred into restricted stock on a multi-year vesting schedule to promote ownership in the company and retention of investment professionals.

In addition to Evergreen's compensation plan for investment professionals, they may also receive incentive awards (options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and positions held

Portfolio Managers' Fund Ownership. For each Fund other than the U.S. Treasury Money Market Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members, as of November 30, 2005.



A........................ None
B........................ $1 to $10,000
C........................ $10,001 to $50,000
D........................ $50,001 to $100,000
E........................ $100,001 to $500,000
F........................ $500,001 to $1,000,000
G........................ Over $1,000,000



                                                     Aggregate Dollar
                                                     Range of Equity in
Portfolio Manager     Fund(s) Managed                the Fund
-----------------     ---------------                ------------------
Sujatha R. Avutu      Capital Markets Income Fund           A

Elizabeth R. Bramwell Capital Growth Fund                   F/1/
                      Capital Opportunity Fund              A/2/
                      Growth Leaders Fund                   G/1/

David M. Brownlee     Balanced Fund                         A
                      Capital Markets Income Fund           A
                      Government Securities Fund            C
                      Short Maturity Government Fund        C

Dana Erikson          Capital Markets Income Fund           A

Daniel E. Gass        High Yield Bond Fund                  C

Kenneth J. Hart       New York Tax-Free Income Fund         A
                      Pennsylvania Tax-Free Fund            A
                      Tax-Free Income Fund                  A

Robert L. Lee         Mid Cap Growth Fund                   E

Daniel J. Manion      Balanced Fund                         A
                      Capital Opportunity Fund              A
                      Common Stock Fund                     D

Tony Norris           Capital Markets Income Fund           A/2/

Betsy Pecor           Small Company Fund                    C

Charles C. Schwartz   Small Company Fund                    C

Katherine Schapiro    International Equity Fund             E/2/



/1/ Reflects ownership in the Bramwell Growth and Bramwell Focus Funds as of February 15, 2006, which were the predecessors to the Capital Growth and Growth Leaders Funds, respectively.

/2/ Ms. Bramwell began managing the Capital Opportunity Fund in March 2006. Mr. Norris began managing the Capital Markets Income Fund in 2006.
     Ms. Schapiro became portfolio manager of the International Equity Fund effective December 15, 2005 and her ownership is reflected as of January 31, 2006.

Portfolio Management Conflicts of Interest. In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor or subadvisor. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company or the Pennsylvania Tax-Free Fund and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of November 30, 2005. No portfolio manager managed pooled investment vehicles that are not registered investment companies.


Portfolio Managers' Management of Registered Investment Companies/Series Other
              Than the Company or the Pennsylvania Tax-Free Fund


                                                                    Total Assets
                                                        Number of        of
                                                        Companies/   Companies/
                         Number of                     Series with  Series with
                         Companies/                    Performance- Performance-
Portfolio Manager          Series      Total Assets     Based Fee    Based Fee
-----------------        ---------- ---------------    ------------ ------------
Sujatha R. Avutu........     1      $ 1.203 billion        None         None
Elizabeth R. Bramwell...     1/1/   $54.951 million        None         None
David M. Brownlee.......     2      $  31.8 million        None         None
Dana Erikson............     6      $ 4.008 billion/2/     None         None
Robert L. Lee...........     1      $  25.6 million        None         None
Betsy Pecor.............     1      $  53.8 million        None         None
Daniel J. Manion........     2      $  80.4 million        None         None
Tony Norris.............     5      $ 1.472 million        None         None
Charles C. Schwartz.....     1      $  53.8 million        None         None



/1/ On November 30, 2005, Ms. Bramwell managed this account as an employee of Bramwell Capital Management, Inc.

/2/ Of the six other registered investment companies managed by Mr. Erikson, he is fully responsible for three but, as of October 31, 2005, was responsible only for approximately $771.4 million of the $1,645.1 million in assets in the others.


                  Portfolio Managers' Management of Accounts
                    That Are Not Pooled Investment Vehicles


                                                       Number of   Total Assets
                                                        Accounts   of Accounts
                                                          with         with
                            Number of                 Performance- Performance-
Portfolio Manager           Accounts   Total Assets    Based Fee    Based Fee
-----------------           --------- --------------- ------------ ------------
Elizabeth R. Bramwell......     4/1/  $21.114 million     None         None
David M. Brownlee..........     5     $ 3.011 billion     None         None
Daniel E. Gass.............     1     $ 396.0 million     None         None
Robert L. Lee..............     1     $   6.7 million     None         None
Daniel J. Manion...........     1     $  36.9 million     None         None
Tony Norris................    26     $13.469 million     None         None
Charles C. Schwartz........     1     $   6.8 million     None         None



/1/  Includes accounts that were later closed. On November 30, 2005,
     Ms. Bramwell managed these accounts as an employee of Bramwell Capital Management, Inc.

The Advisor's Conflicts of Interest. The Advisor is a partnership of SAM, an indirect wholly owned subsidiary of the National Life Holding Company, and Sentinel Asset Management Advisors, Inc., a wholly owned subsidiary of SAM. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his or her time and attention among relevant accounts.


In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.


Evergreen's Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Funds' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen has strict policies and procedures, enforced through diligent monitoring by Evergreen's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described above, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, Evergreen has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.


                            PRINCIPAL SHAREHOLDERS


As of February 28, 2006, the Company's and the Pennsylvania Tax-Free Fund's Directors/Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of February 28, 2006, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates.

In addition, as of February 28, 2006, the National Life Holding Company and its subsidiaries, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 4550 New Linden Hill Road, Suite 200, Wilmington, Delaware 19808 and Life Insurance Company of the Southwest, whose address is 1300 West Mockingbird Lane, Dallas, Texas 75247, owned of record and beneficially the following shares in each Fund.



                                                                    Percent of
Fund/Class                                         Number of Shares Outstanding
----------                                         ---------------- -----------
Balanced Fund
   Class A........................................   1,420,623.960     9.93%
   Class B........................................      52,324.046      3.3%
   Class C........................................      37,340.143      9.3%
   Class D........................................     604,595.665     46.1%
                                                                    Percent of
Fund/Class                                         Number of Shares Outstanding
----------                                         ---------------- -----------
Capital Markets Income Fund
   Class A........................................     274,292.632      7.1%
   Class B........................................      13,298.147      1.2%
   Class C........................................      13,489.625      2.1%
Capital Opportunity Fund
   Class A........................................   1,241,213.866     29.5%
   Class B........................................      30,381.122      3.3%
   Class C........................................      59,514.118     27.7%
Common Stock Fund
   Class A........................................   2,195,168.326      6.2%
   Class B........................................      39,922.338      2.3%
   Class C........................................      46,090.383     13.4%
Government Securities Fund
   Class A........................................   2,870,443.099     14.2%
High Yield Bond Fund
   Class A........................................     896,128.121      8.7%
   Class B........................................     372,363.485     14.3%
   Class C........................................      55,064.282      4.7%
International Equity Fund
   Class A........................................   1,645,726.183     25.0%
   Class B........................................      22,182.040      3.1%
   Class C........................................      35,324.811     19.7%
Mid Cap Growth Fund
   Class A........................................   1,562,904.504     15.3%
   Class B........................................      29,239.458      1.8%
   Class C........................................      35,026.110     10.6%
New York Tax-Free Income Fund
   Class A........................................      40,798.617      1.7%
Pennsylvania Tax-Free Income Fund
   Class A........................................      20,945.721      1.1%
Short Maturity Government Fund
   Class A........................................     888,115.186      3.3%
   Class S........................................         112.192      0.0%
Small Company Fund
   Class A........................................   3,263,751.831      2.2%
   Class B........................................     114,778.253      0.5%
   Class C........................................      63,237.477      0.3%
Tax-Free Income Fund
   Class A........................................     258,453.698      6.7%
U.S. Treasury Money Market Fund
   Class A........................................  20,673,327.606     25.6%
   Class B........................................     163,783.930      4.3%

As of February 28, 2006, no other shareholder owned of record, or was known by the Company or the Pennsylvania Tax-Free Fund to own beneficially, as much as 5% of the voting stock of any class of any Fund except as set forth below.



                                                                    Percent of
Fund/Class               Shareholder               Number of Shares Outstanding
----------               ------------------------- ---------------- -----------
Small Company Class A... NFS LLC FBO FIIOC          17,337,858.751     11.60%
                         Agent for Qualified
New York Tax Free        Employee Benefit Plans
  Income Fund........... NFS LLC FEBO                  323,463.140     13.65%
                         F&M Associates LLC
                         c/o F.C. Properties
                         500 N. Broadway, Ste. 103
                         Jericho, NY 11753-2111
                         Pershing LLC                  328,090.156     13.85%
                         P. O. Box 2052
                         Jersey City, NJ
                           07303-2052


Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


Share ownership is not provided for the Capital Growth or Growth Leaders Funds, because they first began operations in March 2006.


                            THE INVESTMENT ADVISOR


The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a partnership of SAM, an indirect wholly owned subsidiary of the National Life Holding Company, and Sentinel Asset Management Advisors, Inc., a wholly owned subsidiary of SAM. SFSC and SASC are all also Vermont general partnerships of which the general partners are SAM and a wholly owned subsidiary of SAM. In 2006, the Advisor, SFSC and SASC are expected to assign their contracts with the Funds either to SAM or a wholly owned subsidiary of SAM. This assignment is expected to have no material impact on the Funds, the personnel providing services, or the services provided.

Under investment advisory agreements with the Funds, each Fund pays the Advisor a monthly fee based on the annual rates shown.


Fund                              Advisory Fee Rate Average Daily Net Assets/1/
----                              ----------------- --------------------------
Balanced.........................       0.55%        First $200 million
                                        0.50%        Next $200 million
                                        0.45%        Next $600 million
                                        0.40%        Next $1 billion
                                        0.35%        In excess of $2 billion

Capital Growth...................       0.70%        First $500 million
                                        0.65%        Next $300 million
                                        0.60%        Next $200 million
                                        0.50%        Next $1 billion
                                        0.40%        In excess of $2 billion

Capital Markets Income Fund......       0.60%        All assets

Capital Opportunity Fund.........       0.70%        First $500 million
                                        0.65%        Next $300 million
                                        0.60%        Next $200 million
                                        0.50%        Next $1 billion
                                        0.40%        In excess of $2 billion

Common Stock.....................       0.70%        First $500 million
                                        0.65%        Next $300 million
                                        0.60%        Next $200 million
                                        0.50%        Next $1 billion
                                        0.40%        In excess of $2 billion

Government Securities............       0.55%        First $200 million
                                        0.50%        Next $200 million
                                        0.45%        Next $600 million
                                        0.40%        Next $1 billion
                                        0.35%        In excess of $2 billion

Growth Leaders...................       0.70%        First $500 million
                                        0.65%        Next $300 million
                                        0.60%        Next $200 million
                                        0.50%        Next $1 billion
                                        0.40%        In excess of $2 billion

High Yield Bond..................       0.70%        First $500 million
                                        0.65%        Next $300 million
                                        0.60%        Next $200 million
                                        0.50%        Next $1 billion
                                        0.40%        In excess of $2 billion

Fund                  Advisory Fee Rate Average Daily Net Assets/1/
----                  ----------------- --------------------------------------
International Equity.       0.70%       First $500 million
                            0.65%       Next $300 million
                            0.60%       Next $200 million
                            0.50%       Next $1 billion
                            0.40%       In excess of $2 billion

Mid Cap Growth.......       0.70%       First $500 million
                            0.65%       Next $300 million
                            0.60%       Next $200 million
                            0.50%       Next $1 billion
                            0.40%       In excess of $2 billion

New York Tax-Free           0.55%       First $200 million
  Income.............       0.50%       First $200 million
                            0.45%       In excess of $400 million

Pennsylvania Tax-Free       0.55%       First $50 million
                            0.50%       Next $50 million
                            0.45%       In excess of $100 million

Short Maturity              0.55%       First $200 million
  Government.........       0.50%       Next $200 million
                            0.45%       Next $600 million
                            0.40%       Next $1 billion
                            0.35%       In excess of $2 billion

Small Company........       0.70%       First $500 million
                            0.65%       Next $300 million
                            0.60%       Next $200 million
                            0.50%       Next $1 billion
                            0.40%       In excess of $ 2 billion

Tax-Free Income......       0.55%       First $200 million
                            0.50%       First $200 million
                            0.45%       In excess of $400 million

U.S. Treasury Money         0.40%       First $300 million
  Market.............       0.35%       In excess of $300 million



/1/ When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds. In determining the breakpoint for the advisory fee for the New York Tax-Free Income Fund, its assets are aggregated with the Government Securities, Short Maturity Government and Tax-Free Income Funds. In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund, New York Tax-Free Income and Tax-Free Income Funds. In determining the breakpoint for the advisory fee for the Tax-Free Income Fund, its assets are aggregated with the Government Securities, New York Tax-Free Income and Short Maturity Government Funds.

Prior to February 1, 2006, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.



Fund                              Advisory Fee Rate Average Daily Net Assets/1/
----                              ----------------- --------------------------
High Yield Bond..................       0.75%       First $100 million
                                        0.70%       Next $100 million
                                        0.65%       Next $100 million
                                        0.60%       In excess of $300 million

Small Company....................       0.70%       First $200 million
                                        0.65%       Next $100 million
                                        0.60%       Next $100 million
                                        0.55%       In excess of $400 million



/1/ For purposes of determining an advisory fee breakpoint for the Small Company Fund, the Fund's assets were aggregated together with the Balanced, International Equity and Mid Cap Growth Funds' assets.


Prior to December 19, 2005, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

Fund                              Advisory Fee Rate Average Daily Net Assets/1/
----                              ----------------- --------------------------
Balanced.........................       0.70%       First $200 million
                                        0.65%       Next $100 million
                                        0.60%       Next $100 million
                                        0.55%       In excess of $400 million

Capital Opportunity Fund.........       0.75%       First $500 million
                                        0.70%       In excess of $500 million

Common Stock.....................       0.55%       All assets

Government Securities............       0.55%       First $200 million
                                        0.50%       First $200 million
                                        0.45%       In excess of $400 million

International Equity.............       0.70%       First $200 million
                                        0.65%       Next $100 million
                                        0.60%       Next $100 million
                                        0.55%       In excess of $400 million

Mid Cap Growth...................       0.70%       First $200 million
                                        0.65%       Next $100 million
                                        0.60%       Next $100 million
                                        0.55%       In excess of $400 million

Short Maturity Government........       0.55%       First $200 million
                                        0.50%       First $200 million
                                        0.45%       In excess of $400 million


/1/ For purposes of determining an advisory fee breakpoint for the Balanced, International Equity and Mid Cap Growth Funds, these Funds' assets were aggregated together and with the Small Company Fund's assets. For purposes of determining the advisory fee breakpoint for the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds, these Funds' assets were aggregated.

Prior to January 1, 2004, under investment advisory agreements with the Capital Opportunity Fund, the Fund paid the Advisor a monthly fee based on the annual rates shown.

Fund                              Advisory Fee Rate  Average Daily Net Assets
----                              ----------------- --------------------------
Capital Opportunity Fund.........       0.90%       First $500 million
                                        0.85%       Next $250 million
                                        0.80%       In excess of $750 million

Before waivers of advisory fees, the Funds paid the following advisory fees:


Fiscal Year Ended                                    Aggregate Advisory Fees/1/
-----------------                                    -------------------------
November 30, 2005...................................        $22,358,397
November 30, 2004...................................        $21,889,616
November 30, 2003...................................        $16,850,495


/1/ Includes advisory fees paid by the Bond, Core Mid Cap and Growth Index Fund, which were reorganized into the Government Securities, Mid Cap Growth and Capital Opportunity Funds effective September 26, 2005. The Advisor waived $1,155,501 in 2003, $676,240 of such fees in 2004, and $194,483 in 2005.


The Advisor has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Class A shares of the (a) Capital Opportunity Fund will be no more than 1.30% until September 26, 2006 and
(b) Common Stock Fund will be no more than 1.10% until November 23, 2006. The shares of other classes of these Funds will benefit from this arrangement to the extent the Advisor waives its advisory fee to meet this commitment.

Shareholders of the Bramwell Growth and Bramwell Focus Funds approved the advisor agreement with the Advisor for the Capital Growth and Growth Leaders Funds on March 10, 2006 and the initial shareholder of the Capital Growth and Growth Leaders Funds approved the advisory agreement with the Advisor on March 16, 2006. Shareholders of the Small Company Fund last approved the advisory agreement with the Advisor on January 24, 2006. Shareholders of the High Yield Bond Fund last approved the advisory agreement with the Advisor on January 9, 2006. Shareholders of each of the Common Stock, International Equity and Mid Cap Growth Funds last approved the advisory agreement with the Advisor on November 21, 2005. The initial sole shareholder of the Capital Markets Income Fund approved the advisory agreement with the Advisor on March 7, 2003. The initial sole shareholder of the Capital Opportunity Fund approved the advisory agreement with the Advisor on February 25, 2000. Shareholders of the Pennsylvania Tax-Free Fund last approved the advisory agreement with the Advisor on February 19, 1993. Shareholders of the Balanced, Government Securities, New York Tax-Free Income, Tax-Free Income, Short Maturity Government and U.S. Treasury Money Market Funds last approved the advisory agreement with the Advisor on November 30, 1992. The Board last approved each of the advisory agreements with the Advisor on August 24, 2005.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and
(B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


The Advisor has entered into a sub-advisory agreement with Evergreen with respect to the Capital Markets Income Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the Capital Markets Income Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to 0.25% per annum of the average daily net assets of the Capital Markets Income Fund. This agreement became effective March 10, 2003. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board or the shareholders of the Capital Markets Income Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.


Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") served as subadvisor to the International Equity Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Capital Opportunity Fund.


The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 2005 were $682,955 and $473,072, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended
November 30, 2004 were $424,206, $808,349 and $13,805, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively.


                            PROXY VOTING PROCEDURES


The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor or applicable subadvisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor and the applicable subadvisors are included in Appendix D to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND (3863), at the Funds' website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.


                  SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS


Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:


Public Disclosure:


    (i)information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

   (ii)information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

  (iii)information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling broker-dealers of the Funds; or
       (3) otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information;


Non-Public Disclosure:

   (iv)information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

    (v)information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.


Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information, and a copy of each such release must be sent to the Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.


The policy does not apply to the disclosure of information to: the Directors of the Company or the Trustees of the Pennsylvania Tax-Free Fund, or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company or the Pennsylvania Tax-Free Fund, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:


  .   Board

  .   Funds' Independent Registered Public Accounting Firm

  .   Funds' custodian

  .   Funds' transfer agent

  .   Funds' administrator agent (in connection with accounting services)

  .   Mutual fund information services--Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.


The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

                             PRINCIPAL UNDERWRITER


SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. ("SFSI"), a wholly owned subsidiary of SAM. In 2006, SFSC expects to transfer its agreement with the Funds to SFSI. No change in the services provided or the personnel providing these services is expected to occur as a result of this transfer.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectuses, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2005, 2004, and 2003 were $6,526,481, $6,952,138 and $6,334,814, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2005, 2004 and 2003, $300,726.18, $523,034 and $444,652, respectively.


During the fiscal year ended November 30, 2005, SFSC also received $970,443.73 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Tax-Free Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2005 such payments made by SFSC or its affiliates to intermediaries aggregated approximately $3 million. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2005 related to marketing the Funds and/or servicing Fund shareholders:



A G Edwards               Janney Montgomery Scott    RBC Dain Rauscher
                          LLC*
Allegis Advisors          Legg Mason Wood Walker     Robert W. Baird & Co.
American Guaranty &       Linsco/Private Ledger      Smith Barney
Trust*
AST Trust                 Matrix Settlement &        Securities America
                          Clearance
AXA Advisors              Merrill Lynch              Stock Yards Bank & Trust
                                                     Co
B.C. Ziegler & Co         Morgan Stanley             The Concord Equity Group
BISYS Retirement Services MSCS Financial Services    The Vanguard Group
Charles Schwab            National Financial Legacy  Triad Advisors Inc
                          Group
Datalynx                  National Financial         Trustlynx
                          Services Corp.
Davenport & Co.           National Investor          UBS Financial Services
                          Services Corp
Edward Jones              National Planning Corp     USI Consulting Group
Equity Services           NFP Securities Inc         Wachovia Bank
Fidelity Investments      NYLife Distributors        Wedbush Morgan Securities
                                                     Inc.
First National Bank of    Oppenheimer                Westminster Financial
Omaha
First Trust Corporation   Pershing LLC               Whitfield Financial
Fiserv                    Proequities                Zelek & Associates
Great American Advisors   Prospera Financial
                          Services
Harbour Investments       Putnam Fiduciary Trust
Heritage Financial        NYLife Distributors
Hewitt Associates         Raymond James & Associates
Hornor Townsend & Kent*   Raymond James Financial



* During 2005, these entities were subsidiaries of the partners of the Advisor. This affiliation ended on December 31, 2005 for Hornor Townsend and Kent and Janney Montgomery Scott LLC.

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.


                            THE DISTRIBUTION PLANS

The Company and the Pennsylvania Tax-Free Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the U.S. Treasury Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Tax-Free Fund has a Distribution Plan applicable only to it. The Class B shares of the Balanced, Common Stock, International Equity and Small Company Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Bond Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. Effective May 4, 1998, the Class C shares of the Balanced, Common Stock, High Yield Bond and International Equity Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Capital Opportunity Fund on December 9, 1999, the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, and the Class A, Class B and Class C shares of the Capital Markets Income Fund on December 12, 2002. The Plans have been and may be further amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.


Each Fund (except for the U.S. Treasury Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2005. Information for the Capital Growth and Growth Leaders Funds is not provided because those funds began operations in March 2006.



                                           Recovery
                                Service   Of Prepaid Salaries  Occupancy   Total       Total
                               Fees Paid    Sales      and      & Other    Sales     Travel &
Fund                           To Dealers    Comm    Benefits  Expenses  Promotion Entertainment  Total/1/
----                           ---------- ---------- --------- --------- --------- ------------- ----------
Balanced......................   544,667    229,588    292,162   45,886     75,604     46,346     1,137,432
Capital Markets Income........   147,972    111,582     95,009   11,222     42,215     11,334       354,654
Capital Opportunity/2/........   189,562     81,097    104,227   14,463     58,131     14,608       359,320
Common Stock.................. 1,985,366    342,183  1,043,478  180,643    666,991    182,452     3,781,602
Government Securities/2/......   192,845     69,552    288,551   33,167    124,509     33,499       503,203
High Yield Bond...............   284,402    154,785    224,586   27,637    104,175     27,914       642,397
International Equity..........   248,375     72,220    152,348   20,547     80,052     20,752       484,942
Mid Cap Growth/2/.............   373,383    158,153    215,573   30,606    120,911     30,913       777,940
New York Tax-Free Income......    29,488         --     29,016    4,796     17,038      4,844        58,886
Pennsylvania Tax-Free.........    23,024         --     22,939    4,368     15,782      4,412        53,641
Short Maturity Government.....   836,658         --    539,361   51,006    187,568     51,517     1,126,172
Small Company................. 3,232,795  1,120,178  1,977,478  218,710    828,078    220,901     6,117,579
Tax-Free Income...............    50,141         --     51,263    8,904     32,312      8,993       109,308
                               ---------  ---------  ---------  -------  ---------    -------    ----------
Total                          8,138,677  2,339,337  5,035,990  651,954  2,453,366    658,484    15,507,075



/1/ This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $3,770,733 greater than the maximum allowed reimbursement.

/2/  Information for the Capital Opportunity (f/k/a the Flex Cap Opportunity
     Fund), Government Securities and Mid Cap Growth Funds includes information pertaining to the Growth Index, Bond and Core Mid Cap Funds, respectively, which reorganized with their respective Fund as of September 23, 2005.

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.


The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all of the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors/Trustees be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors/Trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

                         THE FUND SERVICES AGREEMENTS


SASC, in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASC performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. ("DST") on a remote basis.

For these services, the Fund Services Agreements currently provide for the Funds to pay to SASC fixed fees totaling $1,064,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Tax-Free Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to SASC of licensing from State Street its Portfolio Accounting System, which is currently approximately $116,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees are payable monthly in arrears.


Total fees payable to SASC under the Fund Services Agreements for the years ended November 30, 2005, 2004, and 2003 were $5,553,297, $5,349,790 and
$4,536,942, respectively.


SASC is a Vermont general partnership of SAM and Sentinel Administrative Services, Inc. ("SASI"), a wholly owned subsidiary of SAM. In 2006, SASC is expected to assign its contract with the Funds to SASI. No change in the services provided or the personnel providing them is expected to occur as a result of the assignment.

The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Tax-Free Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were last approved by the Board on August 24, 2005. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASC and by SASC on 60 days' notice to the Fund.


Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under "Payments to Intermediaries".

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


The Funds' policy, other than for the Capital Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, (other than in the case of the subadvised Fund) places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.


Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.


The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers have included Advent Software, American Stock Exchange, BCA Research, Bloomberg, Briefing.com, Dow Jones, Empirical Research, Factset, Institutional Investor, IRRC, Lipper Inc., LJR Great Lakes Review, Morningstar, NASDAQ, Ned Davis Research, New York Stock Exchange, Omgeo, Plexus, Russell Indices, Standard & Poor's, Sidoti, SNL, Sungard, Telemet, The Precursor Group, Thomson, Topaz Inv. Advisors, LLC, TradeWare Systems LLC, Value Line Publishing, Inc., Wilshire and Zacks Investment Research.

The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well as those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.


Brokerage commission information is not provided for the Capital Growth and Growth Leaders Funds because they first began operations in March 2006.

For the years ended November 30, 2005, 2004, and 2003, the Funds paid total brokerage commissions of $4,516,048, $5,359,872 and $5,725,890, respectively. Brokerage commissions paid by each listed Fund were as follows:



Fund Balanced                                   11/30/05   11/30/04   11/30/03
-------------                                  ---------- ---------- ----------
Capital Markets Income/1/..................... $  115,116 $  309,828 $  537,061
Capital Opportunity/2/........................     53,655     61,851     40,778
Common Stock..................................    128,795    139,105    161,835
Government Securities.........................    723,355 $1,849,927 $2,940,060
High Yield Bond...............................         --         --         --
International Equity..........................      8,319     24,136     57,880
Mid Cap Growth/3/.............................    100,308    109,182     87,075
New York Tax-Free Income......................    740,352    506,151    495,924
Pennsylvania Tax-Free.........................         --         --         --
Short Maturity Government.....................         --         --         --
Small Company.................................         --         --         --
Tax-Free Income...............................  2,646,148  2,359,692  1,405,277
U.S. Treasury Money Market....................         --         --         --


/1/  Commenced operations March 10, 2003.

/2/ Includes commissions paid by the Growth Index Fund, which reorganized into the Capital Opportunity Fund (f/k/a the Flex Cap Opportunity Fund) as of September 23, 2005.

/3/ Includes commission paid by the Core Mid Cap Fund, which reorganized into the Mid Cap Growth Fund as of September 23, 2005.

The following Funds paid brokerage commissions to the following affiliated brokers for the fiscal years ended November 30, 2005, 2004 and 2003, respectively.

Fund                                           2005   2004   2003
----                                          ------ ------ -------
Balanced
   Hornor Townsend & Kent, Inc...............               $ 1,250
   Janney Montgomery Scott, Inc..............        $1,160   4,310
Capital Opportunity
   Fred Alger & Company, Incorporated........         5,350  82,481
   Janney Montgomery Scott, Inc.............. $  185
Common Stock
   Hornor Townsend & Kent, Inc...............                13,750
   Janney Montgomery Scott, Inc..............         8,385  30,045
Mid Cap Growth
   Janney Montgomery Scott, Inc..............  4,970          7,010

For the period December 1, 2004 to November 30, 2005, 0.14% of the Capital Opportunity Funds' aggregate brokerage commissions were paid to Janney, Montgomery Scott, Inc. and 1.18% of the Capital Opportunity Funds' aggregate dollar amount of transactions involving the payment of commissions were effected through Janney Montgomery Scott, Inc.

For the period December 1, 2004 to November 30, 2005, 0.67% of the Mid Cap Growth Funds' aggregate brokerage commissions were paid to Janney, Montgomery Scott, Inc. and 0.46% of the Mid Cap Growth Funds' aggregate dollar amount of transactions involving the payment of commissions were effected through Janney Montgomery Scott, Inc.


The Funds are no longer affiliated with any of these brokers.


Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 74%, 66% and 63%, respectively, were allocated in fiscal 2005, 2004 and 2003 to brokers or dealers whose furnishing of research information was a factor in their selection.

                              PORTFOLIO TURNOVER


Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended November 30, 2005 and November 30, 2004 the Funds had the following rates of portfolio turnover:



Fund                                          2005 2004
----                                          ---- ----
Balanced..................................... 187% 220%
Capital Growth...............................  63%  47%
Capital Markets Income....................... 174% 136%
Capital Opportunity..........................  30%  19%
Common Stock.................................  26%  57%
Government Securities........................ 505% 473%
Growth Leaders............................... 200% 172%
High Yield Bond..............................  73%  78%
International Equity.........................  23%  28%
Mid Cap Growth............................... 160%  98%
New York Tax-Free............................  49%   8%
Pennsylvania Tax-Free........................  40%  11%
Short Maturity Government.................... 113% 136%
Small Company................................  64%  53%
Tax-Free Income.............................. 108%  21%



The portfolio turnover rate for the Capital Growth and Growth Leaders Funds is based on the rate of their predecessors, the Bramwell Growth and Bramwell Focus Funds, respectively. The Capital Opportunity Fund's turnover rate of 30% is based in part on its predecessor, the Growth Index Fund. Because the Capital Opportunity Fund, unlike the Growth Index Fund, is actively managed and because it recently changed portfolio managers, it is expected that its turnover rate for the next fiscal year will be significantly higher. Each of the High Yield Bond Fund's and International Equity Fund's 2006 turnover rate is expected to be higher than its 2005 rate of 73% and 23%, respectively, due to a change in portfolio managers late in 2005. The increase in portfolio turnover for the New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds was due to a repositioning of the portfolios in response to a significant change in the relationship between short-term and long-term interest rates.


                                CAPITALIZATION

Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Tax-Free Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Tax-Free Fund entitles the holder to one vote for all purposes.


The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an "Amended Rule 18f-3 Plan" for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.


In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

                HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES


Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectuses. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class C and Class S Shares is also equal to the current net asset value per share. Class B and Class D shares are not available for purchase, except that Class B shares may be exchanged at net asset value for Class B shares of other Funds and dividends and distributions may be reinvested into both Class B and Class D shares. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the applicable Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.


                     ISSUANCE OF SHARES AT NET ASSET VALUE


Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates.

You may redeem your shares on any business day (as defined below). Class A shares and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), Class B, Class C or Class D shares, or Class A shares of the U.S. Treasury Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the applicable Prospectus.


                       DETERMINATION OF NET ASSET VALUE


The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed on all days that the securities markets are open.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded after the close of these markets, generally 4:00 p.m. (Eastern Time). Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean between the current bid and asked prices. With regards to foreign equity securities, on a daily basis the Fund through an independent pricing service determines whether to fair value these securities based on a certain level of movement in the U.S. markets as measured by particular market indices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. Such valuations will reflect the last reported trade for such security, unless the pricing service believes such last reported trade does not accurately reflect the current value of the security or no such trades are available. The mean price is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued on their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.

When there are no "readily available market quotations" for a security, the Funds may employ "fair value" pricing procedures adopted by the Funds' Board of Directors/Trustees. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include: (a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and (d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures are usually required.

          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2005


Class A Shares: (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the applicable Prospectus.)


                                       Capital Markets                                     Government
                            Balanced       Income      Capital Opportunity  Common Stock   Securities
                          ------------ --------------- ------------------- -------------- ------------
Net assets............... $239,881,981   $55,828,858       $71,063,348     $1,071,523,326 $204,867,970
Shares outstanding.......   14,239,398     4,890,722         4,655,572         34,345,577   20,114,308
Net asset value per
  share (redemption
  price)................. $      16.85   $     11.42       $     15.26     $        31.20 $      10.19
Maximum offering price
  per share/1/........... $      17.74   $     12.02       $     16.06     $        32.84 $      10.40


                                                                     New York
                           High Yield  International                 Tax-Free   Pennsylvania
                              Bond        Equity     Mid Cap Growth   Income      Tax-Free
                          ------------ ------------- -------------- ----------- ------------
Net assets............... $107,307,524 $113,349,053   $166,181,371  $29,020,070 $25,648,683
Shares outstanding.......   13,579,473    6,077,661     10,513,746    2,387,699   1,997,699
Net asset value per
  share (redemption
  price)................. $       7.90 $      18.65   $      15.81  $     12.15 $     12.84
Maximum offering price
  per share/1/........... $       8.23 $      19.63   $      16.64  $     12.66 $     13.38



                          Short Maturity                                U.S. Treasury
                            Government   Small Company  Tax-Free Income Money Market
                          -------------- -------------- --------------- -------------
Net assets...............  $259,385,816  $1,092,185,859   $49,116,959    $82,961,121
Shares outstanding.......    25,596,442     135,820,930     3,840,503     82,961,121
Net asset value per share
(redemption price).......  $       9.07  $         8.04   $     12.79    $      1.00
Maximum offering price
  per share/1/...........  $       9.16  $         8.46   $     13.32    $      1.00


/1/ For the Balanced Fund, Capital Markets Income Fund, Capital Opportunity Fund, Common Stock Fund, International Equity Fund, Mid Cap Growth Fund and Small Company Fund the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, New York Tax-Free Income Fund, Pennsylvania Tax-Free Fund and Tax-Free Income Fund the maximum offering price is 1000/960 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/980 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price per share is equal to the net asset value per share.

In the case of Class C and Class S shares, the maximum offering price is equal to the net asset value per share.

Information is not provided for the Capital Growth and Growth Leaders Funds because they first began operations in March 2006.


                                     TAXES


The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of fifteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectuses. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level. The Pennsylvania Tax-Free Fund is a separate Pennsylvania trust.


Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Tax-Free Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Tax-Free Income Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.


Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of noncorporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.


Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).


With the exception of exempt-interest dividends paid by the Tax-Free Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Government Securities Fund, High Yield Bond Fund, International Equity Fund, Short Maturity Government Fund, Tax-Free Funds and U.S. Treasury Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hand of noncorporate shareholders. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the Class A, Class B, Class C, Class D and Class S shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C, Class D and Class S shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.


If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.


If the value of assets held by the U.S. Treasury Money Market Fund declines, the Board may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.


Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on a distribution paid by a Tax-Free Fund unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Tax-Free Fund, as the case may be, or who, to the Company's or Pennsylvania Tax-Free Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions. However, in any given tax year, there may be circumstances which would cause a Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption. It is not possible to predict what portion, if any, of a Fund's distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

The 2004 Tax Act also provides that distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return.

These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of other types of income.


Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.


No gain or loss will be recognized for federal income tax purposes by Class B or Class D shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B or Class D shares to Class A shares, or any other exchange or conversion of shares.


If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Tax-Free Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Tax-Free Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Free Funds, discussed below.

Tax-Free Funds. The Tax-Free Funds will only purchase a municipal bond if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for federal income tax purposes. The Tax-Free Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Free Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Tax-Free Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "private activity bonds", if any, held by the Tax-Free Funds.

All or a portion of the Tax-Free Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

Any loss upon the sale or exchange of Tax-Free Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax ("AMT"). The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Free Funds, to an AMT. Each Tax-Free Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Free Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

The use of derivatives (and, possibly, certain other investment strategies) presents certain unresolved tax, legal, regulatory and accounting issues, particularly in the case of the Tax-Free Funds. For example, the Internal Revenue Service and/or a state or local taxing authority could assert that the use of derivatives or certain other investment strategies does not result in income that is exempt from federal and/or state and local income taxes. Additionally, because payments received by a Tax-Free Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

A Tax-Free Fund's ability to distribute dividends exempt from federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. Each Tax-Free Fund will only purchase municipal bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for federal income tax purposes.

Events occurring after the date of issuance of the municipal bonds in which a Tax-Free Fund invests, however, may cause the interest on such securities to be includable in gross income for federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for federal income tax purposes. The issuers and the conduit borrowers of the municipal bonds generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for federal income tax purposes retroactive to their date of issue.

In addition, the IRS has an ongoing enforcement program that involves the audit of tax-exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for federal income tax purposes. From time to time, some of the securities held by a Tax-Free Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation. If a municipal bond in which a Tax-Free Fund invests is determined to pay taxable interest subsequent to acquisition of such security, the IRS may demand that the Fund pay taxes on the affected interest income. If the affected Tax-Free Fund agrees to do so, its yield on its common stock could be adversely impacted. A determination that interest on a security held by a Tax-Free Fund is includable in gross income for federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders to be taxable to those shareholders in the year of receipt.

The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Free Fund during the taxable year.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                             SHAREHOLDER SERVICES


Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectuses.


The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.


Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases made under the Open Account, the cost of these shareholder services is borne by the Funds.

Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASC with a pre-designated destination. There is no charge for this service.


Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund's Prospectus relating to the Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

Automatic Investment Plan. See the applicable Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.


Telephone Investment Service. See the Prospectus for information and an application.


Check Writing Service. (Class A shares of the Capital Markets Income, Government Securities, High Yield Bond, New York Tax-Free Income, Pennsylvania Tax-Free, Short Maturity Government, Tax-Free Income and U.S. Treasury Money Market Funds) A special feature of the Class A shares of these Funds is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the U.S. Treasury Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend , but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.


SASC provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account
I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASC for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.


Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.


Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government

Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.


Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.


                             DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                              REGULATORY MATTERS


In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund (which later reorganized into the Government Securities
Fund) and $3,946 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund's net asset value.

                              GENERAL INFORMATION


Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Tax-Free Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. SASC is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.


The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company and the Pennsylvania Tax-Free Fund.


Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.


                             FINANCIAL STATEMENTS


Audited financial statements for the Company and for the Pennsylvania Tax-Free Fund as of November 30, 2005 are incorporated by reference to the Funds' 2005 Annual Report to Shareholders.

The Capital Growth and Growth Leaders Funds are the accounting successors to the Bramwell Growth and Bramwell Focus Funds, respectively. Audited financial statements for the Bramwell Funds, as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2005, are incorporated by reference. Unaudited financial statements for the Bramwell Funds, as contained in the Semiannual Report to Shareholders for the six months ended December 31, 2005, are also incorporated by reference.

                           APPENDIX A: Bond Ratings

Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

    1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

             APPENDIX B: Economic and Other Conditions in New York

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.


For each of the 1981 through 2005 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects budget balance in the 2006 fiscal year and budget gaps for each of the 2007 through 2009 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City's financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2006 through 2009 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on July 6, 2005 (the "July Financial Plan") and Modification No. 06-1 to the July Financial Plan submitted to the Control Board on November 22, 2005. The July Financial Plan as so modified is referred to as the "2006-2009 Financial Plan" or the "Financial Plan." The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.


2006-2009 Financial Plan. For the 2005 fiscal year, the City's General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City's expense and capital budgets for the 2006 fiscal year were adopted on June 30, 2005. The July Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2006 fiscal year, projected revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projected gaps of $4.5 billion, $4.5 billion and $3.9 billon for fiscal years 2007 through 2009, respectively.

On November 22, 2005, the City submitted to the Control Board the Financial Plan which is a modification to the July Financial Plan. The Financial Plan projects revenues and expenses for the 2006 fiscal year balanced in accordance with GAAP, and projects gaps of $2.3 billion, $4.1 billion and $3.5 billion in fiscal years 2007 through 2009, respectively.

The Financial Plan reflects increases in projected net revenues since the July Financial Plan totaling $2.0 billion, $1.4 billion, $1.3 billion and $1.4 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in estimated real estate transaction, personal income and business tax revenues offset by the effect of certain scheduled reductions in tax rates. The Financial Plan also reflects increases in projected net expenditures since the July Financial Plan totaling $300 million, $906 million, $961 million and $980 million in fiscal years 2006 through 2009, respectively. Increases in projected expenditures since the July Financial Plan include:
(i) increased labor costs as a result of recent settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $661 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $101 million, $102 million, $88 million and $83 million in fiscal years 2006 through 2009, respectively; and (iii) increased agency spending of $56 million, $58 million, $59 million and $65 million in fiscal years 2006 through 2009, respectively. Decreases in projected City-funded expenditures since the July Financial Plan result from (i) increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; and (iii) decreased debt service costs of $33 million, $35 million, $27 million and $8 million in fiscal years 2006 through 2009, respectively. The Financial Plan includes the proposed prepayment in fiscal year 2006 of $1.7 billion in debt service due in fiscal year 2007.

The Financial Plan includes funding for all recent labor contract settlements covering the vast majority of City employees and makes provision for wage increases for collective bargaining units not yet settled consistent with the settled patterns. The Financial Plan makes provision for a fourth contract year under the 2002-2005 round of collective bargaining with a 3.15% wage increase in that year and makes provision for 1.25% wage increases annually thereafter for all City employees.

The Financial Plan does not reflect some changes in actuarial assumptions and funding methodologies which have been approved by the boards of trustees of the five major actuarial pension systems and which are expected to be approved by the State legislature. Such changes are projected to result in savings in fiscal years 2006 and 2007 but offsetting costs thereafter.

On December 15, 2005, the City's Office of Management and Budget ("OMB") instructed agencies to prepare proposals to reduce agency spending or generate additional revenues by an aggregate of $250 million in fiscal year 2006 and $500 million in fiscal year 2007 and generate recurring savings in the out-years of the Financial Plan. Such proposals, to the extent implemented, will be reflected in the modification to the Financial Plan the City expects to release in January 2006.

The transit workers union which represents a large portion of the employees of the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, "New York City Transit") conducted a strike from December 20, 2005 to December 22, 2005 affecting the vast majority of the bus and train service provided by New York City Transit. The City estimated that each day of the strike would result in approximately $22 million in reduced tax revenue and increased police overtime expenditures as well as cause substantial losses in economic activity in the City.

The City Comptroller and others have issued reports identifying various risks. (See "Certain Reports" within).

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the continuing effects on the City economy of the September 11 attack; the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2006 through 2009 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Housing Corporation ("HHC") and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions have been questioned by the City Comptroller and other public officials. (See "Certain Reports" herein).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions the City expects will be taken but which are not within the City's control, will be realized.


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


Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 256,384 on June 30, 2006 to an estimated level of 256,544 by June 30, 2009.


Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.


On December 15, 2005, the City Comptroller released a report on the Financial Plan. The report forecast slower job growth and higher inflation rates, but a higher growth in Gross City Product than the City. The report attributed some of the differences in estimated Gross City Product growth to a rebound in Wall Street performance in calendar year 2005 that will likely exert a greater stimulus than was expected at the time of the Financial Plan. The report stated that fiscal year 2006 is expected to end balanced according to GAAP, but will consume a significant portion of the surpluses accumulated from prior years in doing so.

In his report, the City Comptroller identified net risks and possible resources for fiscal years 2006 through 2009 which, when added to the projected results in the Financial Plan, would result in a surplus of $692 million in fiscal year 2006 (after providing for the prepayment of $1.7 billion of fiscal year 2007 debt service with fiscal year 2006 resources) and gaps of $1.5 billion, $3.9 billion and $3.2 billion in fiscal years 2007 through 2009, respectively. The risks and possible resources set forth in the City Comptroller's report include: (i) the possibility that tax revenues could be less than projected in the Financial Plan by $64 million in fiscal year 2006 and greater than projected in the Financial Plan by $315 million, $277 million and $567 million in fiscal years 2007 through 2009, respectively, primarily from higher property tax revenues; (ii) increased overtime expenditures of $97 million in fiscal year 2006 and $75 million per year in fiscal years 2007 through 2009;
(iii) reduced pension expenditures of $878 million, $544 million and $21 million in fiscal years 2006 through 2008, and increased pension expenditures of $171 million in fiscal year 2009, due to the projected impact of changes to actuarial assumptions and methodologies that were recommended by the Chief Actuary and adopted by the Boards of Trustees of the five actuarial pension systems; and (iv) possible increased City non-public school payments for special education of $25 million in each of fiscal years 2006 through 2009.

In addition to the risks and possible resources identified in the report, the report noted that every one percent increase in wages above the current out-year funding of 1.25 percent will cost an additional $70 million in fiscal year 2007 and $462 million by fiscal year 2009. In addition, the report noted that the federal budget may pose a long-term risk given priorities which include reductions in discretionary domestic spending, with emphasis placed on entitlement spending for welfare and low-income programs that could have a significant impact on the City budget.

On December 14, 2005, the staff of OSDC issued a report on the Financial Plan. The report identified net benefits of approximately $1.1 billion and $513 million for fiscal years 2006 and 2007, respectively, and net risks of $120 million and $390 million for fiscal years 2008 and 2009, respectively, which, when added to the results projected in the Financial Plan, would produce an additional surplus of $1.1 billion in fiscal year 2006 and, after an assumed transfer to fiscal year 2007 of that additional surplus, result in gaps of $647 million, $4.2 billion and $3.9 billion in fiscal years 2007 through 2009, respectively.

The risks to the Financial Plan identified in the report include: (i) failure to receive $100 million in each of fiscal years 2007 through 2009 of the additional State education aid assumed to help fund the recent teachers labor agreement; (ii) increased spending for uniformed agency overtime of $20 million in fiscal year 2006 and $40 million in each of fiscal years 2007 through 2009;
(iii) increased health insurance contributions of $15 million in each of fiscal years 2007 through 2009; and (iv) increased pension expenditures of $290 million in fiscal year 2009 as a result of changes in actuarial assumptions and methodologies. The report noted that such risks could be offset by possible additional resources, including: (i) reduced pension expenditures of $860 million and $580 million in fiscal years 2006 and 2007 as a result of changes in actuarial assumptions and methodologies; (ii) savings from prior years payables of $200 million in fiscal year 2006; (iii) savings from delays in hiring of $50 million in fiscal year 2006; (iv) savings from debt refunding of $70 million in fiscal year 2007; and (v) the phase-in of additional fiscal year 2005 pension fund investment earnings of $18 million in fiscal year 2007 and $3 million in each of fiscal years 2008 and 2009.

In addition to the benefits and risks identified in the report, the report identified other issues which could have a significant impact on the City. With respect to City funding for education, the report noted that if the Court of Appeals upholds the ruling in the Campaign for Fiscal Equity v. State of New York litigation, and if the State Legislature requires the City to contribute 40 percent of the additional education funding as recommended by the Governor, City education costs could increase by as much as $550 million in fiscal year 2007, $1.0 billion in fiscal year 2008, $1.6 billion in fiscal year 2009 and $2.3 billion in fiscal year 2010.

The report noted that wage increases for the next round of collective bargaining at the projected inflation rate would increase costs by $100 million, $330 million and $620 million in fiscal years 2007 through 2009, respectively. The report noted that certain City-related public authorities face financial challenges that could draw on City resources. In addition, the report noted that the City's debt service burden is projected to rise to 14.8 percent of City fund revenues in fiscal year 2009, which would be the highest level in the past fifteen years. Finally, the report noted that rising inflation, energy prices and interest rates and their impact on consumer spending, have increased the risk to the City's economic forecast and that, although the local economy continues to show modest growth, troubling trends are developing that could have an adverse impact in future years.

On December 20, 2005, the staff of the Control Board issued a report on the Financial Plan. The report quantified certain risks and possible resources. The report identified possible net resources of $947 million for fiscal year 2006 and $516 million for fiscal year 2007 and net risks of $62 million in fiscal year 2008 and $261 million in fiscal year 2009, which, when combined with the results projected in the Financial Plan, result in an estimated surplus of $947 million in fiscal year 2006 (after providing for the prepayment of $1.7 billion of fiscal year 2007 debt service with fiscal year 2006 resources), and estimated gaps of $1.7 billion, $4.2 billion and $3.7 billion for fiscal years 2007 through 2009, respectively. The risks identified are (i) an increased payment of $177 million to fund pensions in fiscal year 2009, resulting from the implementation of changes to certain methodologies recommended by the Chief Actuary; (ii) higher than estimated uniformed services overtime of $77 million, $157 million and $159 million in fiscal years 2007 through 2009, respectively; and (iii) lower banking corporation tax revenues of $100 million, $100 million, $75 million and $75 million in fiscal years 2006 through 2009, respectively. The possible additional resources identified are (i) decreased pension contributions of $875 million, $543 million and $20 million in fiscal years 2006 through 2008, respectively; (ii) reduced uniformed services overtime of $22 million in fiscal year 2006; and (iii) increased miscellaneous revenues of $150 million in each of fiscal years 2006 through 2009. In addition to the risks quantified in the report, the report noted that the City's capital program is expanding and cautioned that it could be unaffordable if an economic downturn were to sharply reduce revenues.

On December 15, 2005, the IBO released a report reviewing the Financial Plan. In this report, the IBO estimates the City's fiscal year 2006 surplus will be $1.9 billion, and expects budget gaps of $1.8 billion, $3.3 billion and $2.4 billion in fiscal years 2007 through 2009, respectively. These results would be more favorable than the Financial Plan by $135 million, $445 million, $771 million and $1.0 billion in fiscal years 2006 through 2009, respectively. The IBO report forecasts continued growth for the local economy and a strengthening in local employment growth next year. The report notes that the Campaign for Fiscal Equity court decision is being appealed and the timing and impact of the ultimate resolution of this litigation are uncertain.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short -term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2004, 2003 and 2002, and $750 million of short-term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years. Current cash-flow projections do not anticipate the need for the City to issue such obligations in the current fiscal year. The City regularly reviews its cash position and the need for short-term borrowing.

Outstanding Indebtedness. As of September 30, 2005, the City had approximately $36.013 billion of outstanding net long term debt.

Water, Sewer and Waste. The City's financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's ten -year capital strategy applicable to the City's water and sewer system covering fiscal years 2006 through 2015, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $15.6 billion. The City's Capital Commitment Plan for fiscal years 2006 through 2009 reflects total anticipated City-funded water and sewer commitments of $7.1 billion which are expected to be financed with the proceeds of Water Authority debt.

Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2005 amounted to approximately $4.8 billion.


New York State


The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York, and accounts for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under the new ("NAICS") industrial classification system, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the fourth largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

In the State Division of the Budget's ("DOB") January 26, 2006 Update to the Annual Information Statement (the "January Update"), DOB projected that, consistent with more moderate growth at the national level, the New York economy is also expected to see continued, albeit slightly slower, growth in 2006 and beyond. As with the national economy, rising interest rates and a weakening housing market are expected to have strong implications for the New York economy as well. A strong housing market and solid securities industry performance have been key drivers of economic activity in New York. The New York City tourism industry is operating at full capacity. In addition, strong corporate profits growth nationwide has not only fueled demand within the State's business services industries, but also spawned cash reserves contributing to a wave of merger and acquisition activity that has spurred demand for finance industry services. Consequently, the State is estimated to have had above-average growth in private sector employment of 1.1 percent for 2005.

Much of the recent strength in the drivers of the New York economy has stemmed from an extended period of low long-term interest rates, both here and abroad. All things being equal, rising interest rates imply both a reduction in the affordability of housing and lower future corporate earnings. There is already anecdotal evidence that the extraordinary growth in home prices seen in recent years, particularly in downstate regions, is coming to an end. These developments portend lower rates of state jog growth for the coming year. For 2006, DOB projects total employment growth of 0.8 percent and private sector growth of 0.9 percent.


Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.


Recent Events. The State ended its 2004-2005 fiscal year on March 31, 2005 in balance on a cash basis, with a reported closing balance in the General Fund of $1.2 billion. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. In the January Update, which reflects the Governor's Executive Budget for fiscal year 2006-07 (the "Executive Budget"), DOB projected a net General Fund surplus of $2.0 billion in fiscal year 2005-06 and lowered its estimate of the budget gaps for the 2006-07 and 2008-09 fiscal years. DOB projected budget gaps of $751 million in fiscal year 2006-07, $3.155 billion in fiscal year 2007-08 and $3.895 billion in fiscal year 2008-09, without taking into account the recommendations contained in the Executive Budget.

The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Executive Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and
(c) financing $250 million in reserves that will be used in the future to lower State debt. The proposals also include significant new tax reductions and spending initiatives.

Spending restraint constitutes the vast majority of the gap-closing plan of $2.1 billion, before recommended spending additions, tax policy changes, and new reserves for debt reduction. Proposals to slow Medicaid growth account for over 60 percent of the total savings. Other initiatives to restrain spending include performance incentives for tuition assistance grants, flexibility for the State's public universities to raise tuition absent sufficient administrative cost-savings, and the imposition of stricter benefit limits for public assistance families that fail to meet work participation requirements. The Executive Budget also includes proposals to maximize Federal aid and achieve savings in State agency operations.

The Executive Budget dedicates more than $227 million in one-time resources (the entire amount of one-time actions proposed), consisting mainly of routine transfers of available cash balances from other funds, to help finance $250 million to reduce debt. Fee increases are minimal. Absent the recommended tax reductions and spending initiatives described below, the gap-closing plan would produce a surplus in 2006-07 and a structurally-balanced budgets in 2007-08 and 2008-09 without the use of reserves.

To help address the combined State and local tax burden, the Executive Budget proposes a tax reduction program valued at over $3.6 billion when it becomes fully effective. The package includes eliminating the "marriage penalty" for personal income taxpayers, increasing the tax relief provided to seniors through the School Tax Relief ("STAR") program, a new STAR Plus program, reducing the top personal income tax ("PIT") rate to 6.75 percent, eliminating the estate and gift tax, authorizing an education tax credit for families with students enrolled in under-performing schools, and establishing an energy tax credit for senior citizens. The Executive Budget also recommends two sales-tax-free weeks on clothing purchases of up to $250, rather than reverting to a full-year $110 exemption as scheduled. The Budget recommends increased spending for several programmatic initiatives. These include cost-of-living increases for mental hygiene service providers, funding to expand crime-fighting programs, incentive-based aid increases for local governments, and increased funding for the Environmental Protection Fund.

The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds to below the projected rate of inflation, after excluding the incremental cost of the State Medicaid cap, Family Health Plus takeover, and the new STAR Plus program, all of which provide local property tax and mandate relief. Total spending also grows more slowly than projected growth in personal income.

DOB projects the State would end the 2006-07 fiscal year with a General Fund balance of $3.8 billion (7.6 percent of spending) if the Legislature enacts the Executive Budget recommendations in their entirety. The balance consists of $1.0 billion in undesignated reserves and $2.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $528 million above the level estimated for 2005-06.

The undesignated reserves consist of $945 million in the State's Tax Stabilization Reserve Fund ("TSRF"), which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve Fund ("CRF") for litigation risks. The designated reserves include $275 million for potential labor settlements with unions that have not yet reached agreements in the current round of contracts, $236 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $2.0 billion from the 2005-06 surplus that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State's Financial Plan (the "State Financial Plan") unpredictably from fiscal year to fiscal year. For example, the State Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Although DOB believes that the U.S. economy will grow at approximately its long-term trend growth rate through the end of the forecast horizon, many risks attend this forecast. In general, the forecast is contingent upon the absence of severe shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of economic goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

A sharp reduction in the inflow of foreign funds might also add to inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to increase rates more than currently anticipated. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise in order to fund the Federal budget deficit. Higher interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower than expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

On the other hand, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, productivity growth, could induce the Federal Reserve to keep monetary policy much less restrictive than expected, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

In addition to the risks described above for the national forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the State economy. In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasing globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education ("SBE"). In August 2004, the Supreme Court, New York County, directed a panel of three Special Masters (the "Special Masters") to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Supreme Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and
(b) $9.2 billion for school construction and renovation to be phased in over five years. On March 15, 2005, the Supreme Court issued an order confirming the Special Masters' report and recommendations and directing the State to take all steps necessary to provide the additional funding for New York City schools recommended in the Special Masters' report. The State appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay. The State filed an appeal in April 2005 and the appellate court is expected to issue a ruling in June 2006.

The Executive Budget proposes a combination of traditional school aid and continued funding for the SBE aid program as part of a comprehensive plan to comply with the trial court's order. Under a plan proposed by the Governor, revenues from video lottery terminals ("VLTs") will be used for SBE. So far, VLTs have been implemented at five of the State's racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in October 2006 and October 2007, respectively. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. The Executive Budget recommends $700 million of funding for SBE, growing to $1.5 billion by school year 2008-09.

Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families, effective November 1, 2003. However, the plaintiffs are challenging the adequacy of the increase and thus further court proceedings are pending.

The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services is conducting six audits of aspects of the State's School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date, OIG has issued three final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. The State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals have resulted in higher costs, as reflected in the State's latest Financial Plan.

At the request of CMS, the State has discontinued intergovernmental transfers payments as of March 31, 2005 pending the approval of a State Plan Amendment. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, the State University of New York ("SUNY") and the counties. If these payments are not approved in 2005-06 and beyond, the State's health care financing system could be adversely affected.

The State projects that General Fund reserves will total $3.8 billion at the end of 2006-07 with $1 billion in undesignated reserves available to deal with unforeseen contingencies and $2.8 billion designated for subsequent use.

The $1 billion of undesignated reserves includes $945 million in the TSRF, after a maximum deposit of $73 million in 2005-06, and $21 million in the CRF for litigation risks. To permanently improve the State's reserve levels, the Executive again will submit legislation in 2006-07 to increase the maximum size of the TSRF from 2 percent to a minimum of 5 percent of General Fund spending. The TSRF is at its statutory maximum balance of 2 percent.

The Executive Budget reserves another $2.8 billion designated for future use, including $2 billion in a spending stabilization reserve (the Financial Plan projects that the reserve will be used in equal installments in 2007-08 and 2008-09). In addition, $275 million is set aside for potential collective bargaining settlements that are expected to be resolved in 2006-07, and $250 million for debt reduction. In addition to the General Fund reserves, $375 million is reserved on a school year basis ($263 million in fiscal year 2006-07) for additional SBE aid in the VLT education account.

Aside from the amounts noted above, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State's projections of receipts or disbursements.


Cash-Basis Results for Prior Fiscal Years. The DOB reported a 2004-2005 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.


The General Fund ended the 2004-2005 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (after an $78 million deposit at the close of 2004-2005), $21 million in the CRF and $325 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items." The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-2005, an increase of $1.4 billion from 2003-2004 results. Tax receipts, excluding the impact of the tax reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-2004.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-2005, an increase of $1.6 billion from 2003-2004. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

The DOB reported a 2003-2004 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-2004 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-2004), $21 million in the CRF and $262 million in the CPF, which pays primarily for legislative "member items." The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-2004 fiscal year.

The State ended the 2002-2003 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF. The closing balance excluded $627 million on deposit in the refund reserve account at the end of the 2002-2003 fiscal year. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-2003, a decrease of $2.3 billion from the forecast set forth in the revised 2002-2003 Financial Plan dated February 28, 2003 (the "February Financial Plan"). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-2003 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-2003 (a decrease of $1.7 billion or 4 percent from 2001-2002 results).


State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System


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and the New York State and Local Police and Fire Retirement System. The
Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2004-05 fiscal year. There were 2,992 other public employers participating in the Systems, including all cities and counties (except the City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2005, 647,758 persons were members and 334,251 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2005 were $128.0 billion (including $2.6 billion in receivables), an increase of $7.2 billion or 6.0 percent from the 2003-04 level of $120.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $140.2 billion on April 1, 2004 to $146.5 billion (including $55.2 billion for current retirees and beneficiaries) on April 1, 2005. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2005 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2005 fiscal year. Actuarial assets increased from $117.5 billion on April 1, 2004 to $123.8 billion on April 1, 2005.


Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

The legislation also imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed on the State's ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

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Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its resolution authorizing such bonds to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by the City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.


Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as "State-supported" or "State-related". State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities, where the State's legal obligation to make payments to those entities is subject to, and paid from, annual appropriations made by the Legislature.

State-related debt includes State-supported debt noted above, as well as State-guaranteed debt, to which the full faith and credit of the State has been pledged, moral obligation financings and certain contingent contractual obligation financings, where debt service is paid from other non-State sources and State appropriations are available, but not expected to be needed, to make payments.

The State debt levels do not include debt that is issued by or on behalf of local governments that may be funded in part by local assistance State aid payments. For example, State aid programs such as school aid or local assistance aid to New York City may in turn be used by those local entities to help support debt service for locally-sponsored and locally-determined financings. Since this debt was not issued by the State (or on behalf of the State), and does not result in a State obligation to pay debt service, it is not included in the State debt totals. However, such debt is reflected in the respective financial statements of the local governments.

As of November 2, 2005, the total amount of outstanding general obligation debt was $3.6 billion.

The Debt Reform Act of 2000 (the "Debt Reform Act"), which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan Update. If the actual new State-supported debt outstanding and debt service costs are below the caps at this time, new State-supported debt may continue to be issued for another year. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new

State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. For the 2004-05 fiscal year, the cumulative debt outstanding and debt service caps are
2.32 percent each.

The actual level of debt outstanding and debt service costs continue to remain below the statutory limits. From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired--resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05 - or roughly $1.3 billion below the statutory limit.


Public Authorities -- General. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. (See "Special Considerations" within).

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-2006 fiscal year or thereafter.


Grants to Local Governments. Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $31.4 billion in 2005-2006, an increase of $1.4 billion (4.8 percent) from 2004-2005. Growth in school aid ($864 million) and City University of New York ("CUNY") operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification.


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         APPENDIX C: Economic and Financial Conditions in Pennsylvania

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers and other demographic information. The Trust has not independently verified the information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Commonwealth Taxes


The major tax sources for the Pennsylvania General Fund are the personal income tax, the sales tax, the corporate net income tax and the capital stock and franchise tax. Together, these four taxes produce over 81% of General Fund tax revenues. A variety of other taxes account for the remainder of the General Fund tax revenues. The capital stock and franchise tax is being phased-out through annual rate reductions, and is scheduled to be fully phase-out at the end of 2010.


In the fall of 1998, Pennsylvania enacted the Keystone Opportunity Zone Act, which provides for the creation of "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone). Legislation enacted in 2000 and in later years expands the program.



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Recent Developments


The fiscal year 2006 budget for the Commonwealth projects arise in Commonwealth revenues, prior to reserves for tax refunds, of 2.8% over fiscal year 2005 receipts. The rate of growth is based on a projection that the national economy will continue to grow, albeit at a modest rate. The enacted fiscal 2006 budget provides for an increase in appropriations of 5.3% over fiscal 2005 enacted budget and supplemental appropriations. Contributing to an increase in state appropriations is the replacement of a significant amount of federal fiscal relief with state funds, which accounts for nearly one-third of the projected rate of growth in state appropriations.

Pennsylvania had, in connection with the fiscal year 2004 budget, enacted legislation that gave local governments the option of reducing property taxes and simplifying their local tax system by collecting earned income or other taxes. However, few municipalities opted for such alternatives. The Pennsylvania General Assembly is again considering alternatives to reduce local property taxes. Various alternatives have been proposed to pay for property tax reduction, including increases in the state income and sales and use tax rates, broadening the sales and use tax base, authorizing and/or increasing local income taxes and utilization of anticipated slot machine gambling revenue. The General Assembly may in the future also consider other local tax reform measures.


Recent Financial Results


During the five-year period from fiscal year 2000 through fiscal year 2004, total revenues and other sources increased by an average of 4.6% annually. Tax revenues during this same period increased by an annual average of 2.7%. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund.

Expenditures and other uses during the fiscal years 2000 through 2004 rose at an average annual rate of 5.4%. Comparison of expenditures by individual category in fiscal year 2002 through 2004 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.


Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund

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

budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6% of General Fund revenues, the proportion of the General Fund's fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25% to 10%. The General Assembly may appropriate additional amounts to this fund at any time.



Fiscal Year 2004

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5%) greater than projected, principally due to increased earnings on investments and the enhancement of Commonwealth's escheat program. In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.


For GAAP purposes, the General Fund reported a fund balance of $3,006.5 million at June 30, 2004, an increase of $648.8 million from the reported $2,357.7 million fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10,464 million. Liabilities increased by $1,290 million to $7,457 million largely because of a $764 million increase in accounts payable. General Fund tax revenues increased by 8.4% due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3%, due primarily to increases in federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 10.3% during the fiscal year.


As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the

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

location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004.

Fiscal 2005 Budget


A moderately growing national economy that achieved preliminary estimates for growth resulted in improved economic conditions within significant portions of the national and Pennsylvania economies. Gains in government revenues, corporate profits job creation and personal income were experienced. However, economic growth slowed significantly during the second quarter of 2005 in which real growth in gross domestic product slowed down from 3.8% to 2.3% on a seasonally adjusted annual rate basis. An increase in business inventories led to a slowing of business investment and manufacturing during the second quarter of 2005. Rising energy prices adversely impacted consumer spending, which dropped slightly during the second half of the fiscal year ended June 30, 2005 while personal incomes continued to grow modestly. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, economic conditions positively impacted state revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,346.3 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $23,994.6 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5% increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6% over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.


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Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6% from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $638.6 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

For GAAP purposes, the General Fund reported a fund balance of $2,869.1 million at June 30, 2005, a decrease of $137.4 million from the reported $3006.5 million fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9,863 million. Liabilities decreased by $463 million to $6,994 million.

Fiscal 2006 Budget

The adopted fiscal year 2006 budget is based on an estimated 2.8% increase in Commonwealth General Fund revenues from those received in fiscal year 2005. The enacted budget appropriates $24,277.6 million of Commonwealth funds against estimated revenues net of tax refunds, of $23,914.9 million. The $362 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the $364 million fiscal year 2006 beginning balance. Additionally, the enacted fiscal year 2006 budget allocates additional state funds to replace significant amounts of formerly available federal funds.

The fiscal year 2006 revenue estimate for the Commonwealth, as estimated in June 2005, is based upon an economic forecast of 3.3% growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of 2006. Trends in the Commonwealth's economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $731.8 million or approximately 3.1% prior to reserves for refunds. Fiscal year 2006 Commonwealth revenues from the personal income tax are forecasted to increase by 5.0%, while receipts from the sales and use tax are estimated to rise 3.4% over fiscal year 2005 receipts. Corporate receipts are expected to grow minimally in fiscal year 2006, at a rate of 0.3%, whereas revenues from non-tax sources such as earnings on investments and escheats are forecast to decline by 8.5%. A majority of the projected decline in non-tax revenues is attributable to the phase out of onetime revenue enhancements achieved in fiscal years 2004 and 2005 from revisions to the Commonwealth's escheats program.

The enacted fiscal year 2006 budget provides $24,277.6 million of appropriations from Commonwealth revenues, an increase of 5.3% from fiscal year 2005 expenditures and represents a planned draw down of $362 million of the unappropriated surplus balance available at the end of fiscal year 2005. A portion of the increased level of state funded appropriations is attributable to the replacement of federal funds received, on a one-time basis, which were utilized during the fiscal year 2004 and 2005 budgets. The enacted budget also includes $884.7 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount is an increase of nearly 39% from the $638.6 million in such proceeds utilized during fiscal year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives the contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use the county contributions to pool transactions to match additional federal funds is currently scheduled to expire in 2010. The fiscal year ending unappropriated balance is currently estimated to be $1.6 million for fiscal year 2006.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as "Growing Greener II." The enactment of Act 45 implements the Governor's major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine


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reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees that are otherwise directed into the Commonwealth's Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

According to a the Pennsylvania Department of Revenue press release, General Fund collections for the month of January 2006 were $2.2 billion, which is $136.1 million, or 6.4% more than anticipated. Fiscal year-to-date General Fund collections total 13.1 billion, which is $306.6 million or 2.4% above estimate.

Fiscal 2007 Budget

On February 8, 2006, Governor Rendell delivered his fiscal year 2007 budget address. The proposed fiscal year 2007 budget is $25.4 billion, an increase of $923.8 million, or 3.8%, over fiscal year 2006. $601.4 million, or nearly two-thirds, of the proposed $923.8 million increase in General Fund expenditures is for Education. The proposed budget reduces all spending other than education, public welfare and legally mandated debt service by 2.5%, while improving many vital state services.

The proposed fiscal year 2007 budget holds the line on government and administrative spending with no increase. The proposed budget has no new taxes or tax increases and re-invests savings realized through innovation and increased efficiency by eliminating waste and improving government operations.

The General Assembly could adopt, modify, reject and/or supplement some or all of the proposed budget.


Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.


Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1995 through 2004, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. Since 2001, Pennsylvania's annual average was at or below the average for both the Middle Atlantic Region and the United States. Pennsylvania's seasonally adjusted unemployment rate fell to 4.9% in December 2005, down two-tenths of a percentage point from the November rate of 5.1%. Pennsylvania's unemployment rate matched the national rate.

Nonagricultural employment in Pennsylvania over the ten-year period that ended in 2004 increased at an annual rate of 0.8%. This compares to a 0.5% rate for the Middle Atlantic region and a 1.3% rate for the United States as a whole during the period 1995 through 2004.


The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2005, the Commonwealth had $6,747.4 million of general obligation debt outstanding.

Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides financing for housing for lower and moderate income families. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.


The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.


The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2005.

No further bonds are to be issued by PICA for the purpose of either financing capital projects or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $723.6 million in Special Revenue bonds outstanding as of June 30, 2005.


There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

                      APPENDIX D: Proxy Voting Procedures


                        Sentinel Asset Management, Inc.

                           Sentinel Advisors Company

                    Proxy Voting Philosophy and Procedures

                           Revised February 15, 2005


The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. ("SAMI") and its subsidiary, Sentinel Advisors Company (collectively, "the Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.


                            PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

Using Management Guidance


The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, SGF shareholders, SAMI clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.


Policy on Board of Directors

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee


The Company believes that audit committee should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

  .   Classification of the Board of Directors

  .   Shareholder rights plans (poison pills)

  .   Greenmail

  .   Supermajority rules to approve mergers or amend charter or bylaws

  . Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

  .   Rescind or prohibit any of the above-anti-takeover measures

  .   Annual voting of directors; repeal classified boards

  .   Adoption of confidential voting

  .   Adoption of cumulative voting

  .   Redeem shareholder rights plans

  .   Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues


In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:


  .   allow shareholder control of corporate charitable contributions

  .   exit the nuclear power business

  .   adopt the MacBride Principles

  .   adopt the Valdez Principles

  .   stop doing business with the US Department of Defense

  .   stop using animals for product testing

  .   make donations to a pro-life or pro-choice advocate

  .   stop donations to a pro-life or pro-choice advocate

  .   move its annual meeting to a town with better public transportation

While the Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

                            PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

  . Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).

  . Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.

  . Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.

  . Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).

  . After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                  Proxy Voting Policy and Procedures Summary

                 Evergreen Investment Management Company, LLC

                                     2005


Statement of Principles

Evergreen recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.


Corporate Governance Committee


Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee (IPC). The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required. Meeting minutes will be provided to the IPC.

The Committee members shall be as follows:



Chairperson: Chris Conkey

Members:     Ken D'Amato, Business Management
             Mike Koonce, Chief Legal Counsel
             Barbara Lapple, Compliance



U.S. Proxy and Canadian Voting Guidelines

Evergreen has contracted with Institutional Shareholder Services (ISS) as its research and voting agent for all proxies, and has adopted the voting guidelines recommended by ISS (Guidelines) as its own guidelines for voting proxies. A summary of the Guidelines is available. In most cases, the Guidelines contain a specific voting recommendation for particular types of matters. Such matters generally include the following:



Level Classification
----- ------------------------------------------------------------------------
  1 Election of directors (except proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business

  2 Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)

  3   Compensation plans

  4 Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); re-incorporation; director & officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements



With respect to these matters, ISS shall be instructed to vote in a manner that is consistent with the Guidelines in the absence of contrary instructions from Evergreen.

Where the Guidelines do not contain a specific voting recommendation, the matter will be prospectively evaluated by Evergreen. Matters that will be prospectively evaluated generally include the following:

Level Classification
----- ------------------------------------------------------------------------
  5 Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring

  6   Proxy Contests



With respect to such matters, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and for communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and other supplemental research and analysis, when necessary, to determine its vote on such matters.

Evergreen may revise its proxy voting guidelines at any time. Any such revision shall be attached to this policy and communicated to ISS. Evergreen also may vote counter to the Guidelines at any time if it determines that doing so would be in its clients' best interest.

Global Proxy Voting Guidelines

Evergreen does not use a numbering system to classify global proxies, but has identified a list of 21 significant global proxy issues. A list of these issues is attached below. If a proxy solicitation does not present any of these issues, in general Evergreen will vote in accordance with ISS's recommendation. If a proxy solicitation presents one or more of the issues identified below, the Chairperson of the Committee or his designee shall be responsible for determining how to vote and communicating such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and other supplemental research and analysis, when necessary, to determine its vote on such matters.

Share Blocking. Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest. Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.


In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.


If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Disclosure. Evergreen will furnish a copy of its voting guidelines and a summary of votes cast, for a specified period, to all clients requesting such information. A copy of the proxy voting records indicating how the Evergreen mutual funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30 may be obtained, without charge, by visiting EvergreenInvestments.com or the SEC's website at sec.gov.

Top Global Proxy Issues:

  .   Formation of a Holding Company

  .   Re-incorporation

  .   Private Placements

  .   Recapitalization Plans

  .   Debt Restructuring

  .   Debt Financing and Debt Issuance

  .   Director & Officer Liability Indemnification

  .   Amend Charter or Bylaws--Non-Routine

  .   Amend Articles/Bylaws/Charter to Include Anti-takeover Provision(s)

  .   Amend Articles/Bylaws/Charter to Remove Anti-takeover Provision(s)

  .   Merger Agreement

  .   Acquisition

  .   Issuance of Shares in Connection with an Acquisition

  .   Restructuring and Reorganization Plans

  .   Spin-Off Agreements

  .   Plan of Liquidation

  .   Approval of Disposition of Assets and Liquidation of Company

  .   Acquisition of Certain Assets of Another Company

  .   Joint Venture Agreements

  .   Major Investments in Another Company

  .   Proxy Contest (contested elections and contested mergers)

U.S. Proxy Voting Policy Guidelines

Following is a concise summary of Evergreen's U.S. proxy voting policy guidelines.

Auditors.


Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:


  .   Tenure of the audit firm

  . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

  .   Length of the rotation period advocated in the proposal

  .   Significant audit-related issues

Board of Directors

   Voting on Director Nominees in Uncontested Elections.


   Generally, vote CASE-BY-CASE. But WITHHOLD votes from:


  . Insiders and affiliated outsiders on boards that are not at least majority independent

  .   Directors who sit on more than six boards

  . Compensation Committee members if there is a disconnect between the CEO's pay and performance

   Classification/Declassification of the Board.


   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.


Independent Chairman (Separate Chairman/CEO). Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.


Majority of Independent Directors/Establishment of Committees.


Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Evergreen's definition of independence.

Open Access (shareholder resolution) .


Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.


Shareholder Rights.


Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.


Proxy Contests


Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses


Vote CASE-BY-CASE. Where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


Mergers and Corporate Restructurings


Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


Capital Structure


Common Stock Authorization


Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Evergreen.


Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:


It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

Executive and Director Compensation

Evergreen applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.


Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:


The plan expressly permits repricing without shareholder approval for listed companies; or

There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.


Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .   Historic trading patterns

  .   Rationale for the repricing

  .   Value-for-value exchange

  .   Option vesting

  .   Term of the option

  .   Exercise price

  .   Participation


  .   Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.


Vote FOR employee stock purchase plans where all of the following apply:


Purchase price is at least 85 percent of fair market value

Offering period is 27 months or less, and

Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


Shareholder Proposals on Compensation


Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long -term corporate outlook. But generally vote FOR shareholder proposals that:

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

Social and Environmental Issues


These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


Vote FOR proposals for the company to amend its Equal Employment Opportunity
(EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Global Proxy Voting Policy Guidelines

Following is a concise summary of Evergreen's global proxy voting policy guidelines. In addition, Evergreen has country- and market-specific policies, which are not included below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:


there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.


Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:


there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

non audit-related fees are substantial or are routinely in excess of standard annual audit fees.


Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:


there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


Allocation of Income

Vote FOR approval of the allocation of income, unless:


the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

the payout is excessive given the company's financial position.


Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:


  .   Adequate disclosure has not been met in a timely fashion;

  .   There are clear concerns over questionable finances or restatements;

  .   There have been questionable transactions with conflicts of interest;

  .   There are any records of abuses against minority shareholder interests;
      and

  .   The board fails to meet minimum corporate governance standards.


Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).



Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:


there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.


Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:


  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Evergreen guidelines for the purpose being proposed; or

  . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.


Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Evergreen's guidelines on equity issuance requests.


Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.


Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Evergreen's guidelines on equity issuance requests.


Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


Share Repurchase Plans


Vote FOR share repurchase plans, unless:


  .   clear evidence of past abuse of the authority is available; or

  .   the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased


Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


Capitalization of Reserves for Bonus Issues/Increase In Par Value


Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


Reorganizations/Restructurings


Vote reorganizations and restructurings on a CASE-BY-CASE basis.


Mergers and Acquisitions


Vote FOR mergers and acquisitions, unless:


  . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

  . the company's structure following the acquisition or merger does not reflect good corporate governance.


Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


Mandatory Takeover Bid Waivers


Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.


Reincorporation Proposals


Vote reincorporation proposals on a CASE-BY-CASE basis.


Expansion of Business Activities


Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


Related-Party Transactions


Vote related-party transactions on a CASE-BY-CASE basis.


Compensation Plans


Vote compensation plans on a CASE-BY-CASE basis.


Antitakeover Mechanisms


Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


Shareholder Proposals


Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    Part C

                               Other Information

Item 23.Exhibits

(a)(1) Articles of Amendment and Restatement effective January 24, 2006

(a)(2) Articles of Correction effective March 15, 2006 (10)

(a)(3) Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) effective
       March 15, 2006 (10)

(a)(4) Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (10)

(a)(5) Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (10)

(b)(1) Amended and Restated Bylaws

(c)(1) Form of Share Certificate (8)

(c)(2) New Form of Share Certificate (8)

(d)(1) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company ("Advisor"), dated as of March 1,
       1993, as amended December 19, 2005 (7)

(d)(2) Form of Amendment to Investment Advisory Agreement between Registrant and Advisor (Capital Growth Fund and Growth
       Leaders)(9)

(d)(3) Investment Subadvisory Agreement between the Advisor and Evergreen Investment Management Company ("Evergreen")
       dated as of January 21, 2003 (Capital Markets Income Fund). (3)

(d)(4) Investment Advisory Agreement between the Registrant and the Advisor, dated as of January 13, 2000 (Capital Opportunity
       Fund), as amended September 1, 2002, December 31, 2003 and December 19, 2005 (7)

(d)(5) Investment Advisory Agreement between the Registrant and the Advisor, dated as of June 1, 1997 (High Yield Bond Fund).
       (4)

(d)(6) Investment Advisory Agreement between the Registrant and the Advisor, dated as of December 12, 2002 (Capital Markets
       Income Fund). (6)

(d)(7) Amendment to Investment Advisory Agreement between Registrant and the Advisor, dated as of February 1, 2006 (Small
       Company Fund) (10)

(d)(8) Amendment to Investment Advisory Agreement between Registrant and the Advisor, dated as of February 1, 2006 (High
       Yield Bond Fund) (10)

(e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1,
       1993. (4)

(e)(2) Form of Dealer Agreement

(f)    None

(g)    Custody Agreement with State Street Bank and Trust Company (6)

(h)(1) Fund Services Agreement with Sentinel Administrative Services Company (4)

(h)(2) Fee Agreement (Common Stock Fund) (7)

(h)(3) Fee Agreement (Capital Opportunity Fund) (7)

(h)(4) Fee Agreement (Capital Growth and Growth Leaders Funds)(9)

(i)    Opinion of Brown & Wood LLP, counsel to the Registrant. (1)

(j)(1) Consent of the independent registered public accounting firm for the Registrant

(j)(2) Consent of the independent registered public accounting firm for the Registrant (Capital Growth and Growth Leaders)

(k)    Not applicable.

(l)    None.

(m)(1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. (6)

(m)(2) Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. (6)

(m)(3) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. (4)

(m)(4) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. (2)

(m)(5) Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. (5)

(m)(6) Supplemental Distribution Plan relating to Sentinel Short-Maturity Government Fund pursuant to Rule 12b-1 under the 1940
       Act (6)

(n)    Amended Plan pursuant to Rule 18f-3 under the 1940 Act (10)

(o)    Reserved.

(p)(1) Code of Ethics of the Registrant, as amended through December 8, 2005 (7)

(p)(2) Code of Ethics of Advisor, as amended through January 31, 2005 (7)

(p)(3) Code of Ethics of Distributor as amended through December 19, 2005 (7)

(p)(4) Senior Officer Code of Ethics, as amended through August 15, 2003 (10)

(p)(5) Code of Ethics of Evergreen, effective February 1, 2005 (10)

 (q) Power of Attorney (6)

 (1) Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement filed on March 28, 1997.

 (2) Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on October 28, 1998.

 (3) Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement filed on January 25, 1999.

 (4) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on March 30, 2000.

 (5) Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on December 30, 2004.

 (6) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on September 29, 2005.

 (7) Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on December 19, 2005.

 (8) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on December 23, 2005.

 (9) Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on January 23, 2006.

(10) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on March 17, 2006.

Item 24.Persons Controlled by or under Common Control With The Registrant

   None.

Item 25.Indemnification

See the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement.

See the Amended and Restated Bylaws incorporated by reference to Exhibit (b) to this Registration Statement.

The investment advisory agreements incorporated by reference to Exhibit (d) to this Registration Statement provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Director" (as defined in each Indemnification Agreement), if he or she is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Directors for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable director or on his or her behalf in connection with a Proceeding, to the maximum extent permitted by Maryland law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 2-418(g) of the Maryland General Corporation Law. The Registrant also shall indemnify a Disinterested Director for and against all expenses actually and reasonably incurred by such Disinterested Director or on his or her behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Director for insider trading or disgorgement of profits by such Disinterested Director pursuant to
Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Director otherwise would be subject by reason of such Disinterested Director having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit o a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27.Principal Underwriters

(a) The Registrant's principal underwriter, Sentinel Financial Services Company ("SFSC"), also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

(b) As to each officer of SFSC:

Name and Principal         Positions and Offices            Positions and Offices
Business Address           With SFSC                        with the Registrant
------------------         ---------------------            ---------------------

Christian W. Thwaites      Chief Executive Officer          President & Chief Executive Officer

George F. Endres, Jr.      Senior Vice President - National None
                           Key Accounts

D. Bruce Johnston          Senior Vice President            None

Sharon E. Bernard          Treasurer                        None

Gregory D. Teese           Vice President - Compliance &    None
                           Chief Compliance Officer

Todd M. Wallace            Vice President - National Sales  None
                           Desk

Kerry A. Jung              Counsel                          Secretary

Budd A. Shedaker           Assistant Vice President         None

James K. McQueston         Secretary                        None

Kathy M. Trussell          Assistant Secretary              None

George Gulian, Jr.         Tax Officer                      None

Frederick S. Campbell-Mohn Tax Officer                      None

Alfred J. Warburton        Tax Officer                      None

The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 28.Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)Sentinel Administrative Services Company
   National Life Drive
   Montpelier, Vermont 05604
   Rule 31a-1(a)
   Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
   Rule 31a-2(a)(b)(c)(f)

(b)Sentinel Advisors Company
   National Life Drive
   Montpelier, Vermont 05604
   Rule 31a-1(a)(9)(10), (11)
   Rule 31a-1(d)
   Rule 31a-2(a)(c)(f)

(c)Sentinel Financial Services Company
   National Life Drive
   Montpelier, Vermont 05604
   Rule 31a-1(d)
   Rule 31a-2(c)

(d)National Life Insurance Company
   National Life Drive-Records Center
   Montpelier, VT 05604

Item 29.Management Services

Not applicable.

Item 30.Undertakings

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, as of the 30th day of March, 2006.

                                              SENTINEL GROUP FUNDS, INC.
                                              (Registrant)

                                              By: /s/ CWT
                                                  ------------------------------
                                                  Christian W. Thwaites
                                                  President & CEO

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                               Title                   Date
---------                   -----------------------------  --------------

/s/ CWT                     President (Chief Executive     March 30, 2006
--------------------------- Officer)
Christian W. Thwaites

/s/ TPM                     Vice President and Treasurer   March 30, 2006
--------------------------- (Principal Financial and
Thomas P. Malone            Accounting Officer)

/s/ THM                     Chairman                       March 30, 2006
---------------------------
Thomas H. MacLeay

--------------------------- Director                       March 30, 2006
John D. Feerick*

--------------------------- Director                       March 30, 2006
Richard I. Johannesen, Jr.*

--------------------------- Director                       March 30, 2006
Keniston P. Merrill*

--------------------------- Director                       March 30, 2006
Deborah G. Miller*

--------------------------- Director                       March 30, 2006
John Raisian*

--------------------------- Director                       March 30, 2006
Nancy L. Rose*

-------------------------- Director                       March 30, 2006
Richard H. Showalter, Jr.*

-------------------------- Director                       March 30, 2006
Susan M. Sterne*

-------------------------- Director                       March 30, 2006
Angela E. Vallot*

* Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 103 to this Registration Statement.


/s/ KAJ
--------------------------
Kerry A. Jung

                                   Exhibits

(a)(1) Articles of Amendment and Restatement

(b)(1) Amended and Restated Bylaws effective

(e)(2) Form of Dealer Agreement

(j)(1) Consent of the independent registered public accounting firm for the Registrant

(j)(2) Consent of the independent registered public accounting firm for the Registrant (Capital Growth and Growth Leaders)